                                                          Annual Report
                                                          as of October 31, 2000

                EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS

                           [LOGO OF EVERGREEN FUNDS]

                               Table of Contents

Letter to Shareholders ........................................................1

Evergreen Emerging Markets Growth Fund

   Fund at a Glance ...........................................................2
   Portfolio Manager Interview ................................................3

Evergreen Global Leaders Fund

   Fund at a Glance ...........................................................6
   Portfolio Manager Interview ................................................7

Evergreen Global Opportunities Fund

   Fund at a Glance ..........................................................11
   Portfolio Manager Interview ...............................................12

Evergreen International Growth Fund

   Fund at a Glance ..........................................................16
   Portfolio Manager Interview ...............................................17

Evergreen Latin America Fund

   Fund at a Glance ..........................................................19
   Portfolio Manager Interview ...............................................20

Evergreen Perpetual Global Fund

   Fund at a Glance ..........................................................23
   Portfolio Manager Interview ...............................................24

Evergreen Perpetual International Fund

   Fund at a Glance ..........................................................27
   Portfolio Manager Interview ...............................................28

Evergreen Precious Metals Fund

   Fund at a Glance ..........................................................31
   Portfolio Manager Interview ...............................................32

Financial Highlights

   Evergreen Emerging Markets Growth Fund ....................................35
   Evergreen Global Leaders Fund .............................................37
   Evergreen Global Opportunities Fund .......................................39
   Evergreen International Growth Fund .......................................41
   Evergreen Latin America Fund ..............................................43
   Evergreen Perpetual Global Fund ...........................................45
   Evergreen Perpetual International Fund ....................................47
   Evergreen Precious Metals Fund ............................................49

Schedules of Investments

   Evergreen Emerging Markets Growth Fund ....................................51
   Evergreen Global Leaders Fund .............................................58
   Evergreen Global Opportunities Fund .......................................63
   Evergreen International Growth Fund .......................................70
   Evergreen Latin America Fund ..............................................77
   Evergreen Perpetual Global Fund ...........................................80
   Evergreen Perpetual International Fund ....................................93
   Evergreen Precious Metals Fund ...........................................103

Combined Notes to Schedules of Investments ..................................105

Statements of Assets and Liabilities ........................................106

Statements of Operations ....................................................108

Statements of Changes in Net Assets .........................................111

Combined Notes to Financial Statements ......................................117

Independent Auditors' Report ................................................131

Additional Information ......................................................132


                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with over $80 billion in assets under management.

We offer over 80 mutual funds to choose among and acclaimed service and operations capabilities, giving investors a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees, charges and other ongoing expenses, and should be read carefully before investing or sending money.

                   -------------------------------------------------------
   Mutual Funds:   NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
                   -------------------------------------------------------

                           Evergreen Distributor, Inc.
 Evergreen Funds(SM) is a service mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                  December 2000

     [PHOTO]

 William M. Ennis
President and CEO

Dear Evergreen Shareholders:

We are pleased to provide the Evergreen International and Global Growth Funds annual report, which covers the twelve-month period ended October 31, 2000.

Global and U.S. Markets Experience Turbulence

During 2000, global market equity investing challenged investors with a series of turbulent ups and downs as economic growth slowed. European bankers and the Federal Reserve Board alike, worked diligently to adjust interest rates to stimulate growth and curtail the threat of inflation. Asian markets, Japan in particular, continued to be volatile as they attempted to recover from the prolonged economic slump of the late 1990's. Elsewhere in Asia and Europe, markets experienced an upturn, furthering the constant analysis required to opportunistically and selectively invest.

We believe that higher interest rates, energy costs and a slowing of the U.S. economy will continue to create a challenging environment for foreign markets. Concerns about wage-driven inflation, higher interest rates and increasing oil prices also affected market valuations and volatility. Although these factors have the potential to meaningfully slow the economy, many leading indicators continue to demonstrate strength. We believe that global and U.S. economies will slow moderately and there will be further evidence of economic recovery in Asia.

New Products and Services

Evergreen Funds is constantly striving to develop products and services to meet the sophisticated demands of our investors. This year we launched two new Sector
Funds: Evergreen Health Care Fund and Evergreen Technology Fund. We are very excited about the launch of these funds. Please consult with your financial advisor to see if these funds would be appropriate in your portfolio or visit evergreen-funds.com for more information.

The Value of Diversification

An environment like this year's offers many reasons for building a diversified portfolio rather than trying to predict the market's movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy. We encourage you to talk to your financial advisor to confirm that your investment portfolio is appropriately diversified and structured to support your long-term investment objectives.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

                                    EVERGREEN
                          Emerging Markets Growth Fund
                     Fund at a Glance as of October 31, 2000

"In general, we diversified Fund assets in the larger, more liquid emerging markets, and we tended to emphasize large, blue chip stocks in those markets."

                              Portfolio Management
                              --------------------

                        [PHOTO]                       [PHOTO]

                    Liu-Er Chen, CFA         Antonio T. Docal, CFA
                    Tenure: May 1999            Tenure: May 1999


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 2000 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund incurs 12b-1 expenses of 0.25% for Class A and 1.00% for Classes B and
C. Class Y does not pay a 12b-1 fee.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of October 31, 2000 and is subject to change.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 9/6/1994   Class A  Class B  Class C    Class Y
Class Inception Date                 9/6/1994 9/6/1994 9/6/1994   9/6/1994
Average Annual Returns *
1 year with sales charge              -12.47%  -13.33%  -10.58%       n/a
1 year w/o sales charge                -8.15%   -8.77%   -8.76%     -7.86%
5 years                                 1.31%    1.09%    1.52%      2.58%
Since Portfolio Inception              -2.75%   -2.71%   -2.69%     -1.70%
Maximum Sales Charge                    4.75%    5.00%    2.00%       n/a
                                     Front End   CDSC     CDSC

*Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

              Class A      MSCI EMF     MSCI EAFE         CPI

9/6/94         9,525        10,000        10,000        10,000
Oct-94         9,039         9,931        10,012        10,034
Oct-95         7,524         8,002        10,005        10,315
Oct-96         8,105         8,521        11,086        10,624
Oct-97         9,579         7,798        11,631        10,846
Oct-98         7,762         5,382        12,789        11,007
Oct-99         9,171         7,783        15,777        11,289
Oct-00         8,425         7,098        15,357        11,667


Comparison of a $10,000 investment in Evergreen Emerging Markets Growth Fund, Class A shares 2, versus a similar investment in the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF), the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EMF and the MSCI EAFE are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                    EVERGREEN
                          Emerging Markets Growth Fund
                           Portfolio Manager Interview

How did the Fund perform?

Evergreen Emerging Markets Growth Fund's returns reflected the volatility in emerging markets during the fiscal period, particularly in the final six months. The Fund's Class A shares returned -8.15% for the twelve-month period ended October 31, 2000, before the deduction of any applicable sales charges. The median return of Emerging Market Funds was -4.19% according to Lipper Inc., an independent monitor of mutual funds performance. During the same period, the Morgan Stanley Capital International Emerging Markets Free Index returned -8.81%.

                                    Portfolio
                                 Characteristics
                               ------------------
                               (as of 10/31/2000)

Total Net Assets                                                     $57,280,287
Number of Holdings                                                           150
Beta                                                                       0.91*
P/E Ratio                                                                 84.8x*

*as of 9/30/2000

What was the investment environment like during the period?

The twelve-month period was a time in which emerging markets in different parts of the world performed very differently, although all were affected by growing investor unease with any types of perceived risk. Latin American markets had positive performance for the twelve-month period. However, Asian emerging markets, which are more heavily dependent on the technology and telecommunications industries, suffered substantial setbacks as stocks in those industries corrected sharply after rallies in late 1999. Elsewhere in the world's emerging markets, performance also varied, with Israel and Russian markets posting strong gains.

Latin American markets performed very well early in the fiscal year, lifted by the recognition that the region's economies, particularly Brazil and Mexico, were well on the road to recovery. However, that rally was interrupted during the final months of the fiscal year as markets throughout the world, including in the U.S., became more volatile. Corrections in technology stocks had a major influence, as did the actions of the U.S. Federal Reserve Board to slow economic growth in the United States by raising short-term interest rates.

In spite of this higher volatility, characterized by alternating rallies and corrections, the economic fundamentals in Latin America's two largest markets, Brazil and Mexico, continued to improve as the fiscal year progressed. The economies of both Brazil and Mexico enjoyed greater growth and less inflation than they had experienced during the previous 10 years. In contrast to the improving situations in Brazil and Mexico, smaller Latin American markets experienced difficulties, both political and economic. In Argentina, for example, political turmoil and a weak economy raised questions about the credibility of the country's long-term plan to link the Argentine peso to the U.S. dollar. A continuing political crisis in Peru increased pressure on President Alberto K. Fujimori to resign.

While economic recovery appeared to be gaining strength throughout emerging Asia, stock market performance did not reflect this recovery. One factor was that many technology-related stocks had advanced ahead of the region's general economic recovery and then corrected in sympathy with technology stocks in other parts of the world. In addition, two of Asia's major markets--Korea and Taiwan--are heavily dependent on the technology industry in the U.S. As orders for equipment such as semi-conductors were reduced, technology stock prices in Korea and Taiwan fell. Moreover, political change in Asian countries, including in Taiwan where a new president took office with less than a majority of popular votes, created uncertainty. Political uncertainty also affected markets in the Philippines and Thailand. Finally, major

                                    EVERGREEN
                          Emerging Markets Growth Fund
                           Portfolio Manager Interview

industrial companies in Korea, such as Hyundai and Daewoo, experienced major financial problems, raising investor fears about the Korean stocks in general.

                                  Top 5 Sectors
                   ------------------------------------------
                   (as a percentage of 10/31/2000 net assets)

Telecommunication Services                                                 24.7%
Financials                                                                 17.1%
Information Technology                                                     14.9%
Consumer Discretionary                                                      8.7%
Materials                                                                   7.7%

What were your principal strategies?

In general, we diversified Fund assets in the larger, more liquid emerging markets, and we tended to emphasize large, blue chip stocks in those markets. At the end of the fiscal year, our largest weightings were in Korea, Mexico, Taiwan and Brazil.

We increased our emphasis on Korean stocks to take advantage of what we viewed as very attractive stock prices after the market suffered a correction. Our holdings in Korea included established companies such as Samsung Electronics, SK Telecom, Korea Telecom and Korean Electronic Power.

In Taiwan, we emphasized technology and telecommunications, with major holdings in Taiwan Semiconductor and United Microelectronics Corporation, both major semiconductor manufacturers serving the global technology market.

Virtually our entire allocation to Latin America was confined to Brazil and Mexico. In both markets, we focused the portfolio primarily on large, blue chip stocks and overweighted the banking, consumer goods and beverage industries.

In Mexico, we held investments in major banks such as Bancomer and Banacci. In the retail industry, a major investment was in Walmex, a subsidiary of Wal-Mart and a company that is rapidly gaining market share by expanding in new regions in Mexico.

In Brazil, banks benefited from accelerating growth in the economy and a revival of consumer activity. In the consumer area, we maintained an investment in the Brazilian brewer Ambev, the fourth largest brewer in the world and a strong performer. Another strong performer, and a long-time holding of the Fund, was Embraer, the Brazilian aircraft manufacturer. It has developed into one of two international companies that dominate the world market for regional jet aircraft.

                                 Top 10 Holdings
                   ------------------------------------------
                   (as a percentage of 10/31/2000 net assets)

Telefonos de Mexico SA, ADR ("Telmex")                                      4.8%
China Mobile Hong Kong, Ltd.                                                2.7%
Taiwan Semiconductor Manufacturing Co., Ltd.                                2.6%
Samsung Electronics                                                         2.5%
Tele Norte Leste Participacoes SA, ADR                                      2.4%
Korea Electric Power Corp., ADR                                             2.3%
Embraer-Empresa Brasileira de Aeronautica SA                                2.0%
SK Telecom, Ltd., ADR                                                       2.0%
Check Point Software Technologies, Ltd.                                     1.9%
Hellenic Telecommunications Organization SA, GDR                            1.9%

                                    EVERGREEN
                          Emerging Markets Growth Fund
                           Portfolio Manager Interview

                                Top 10 Countries
                         ------------------------------
                         (as a percentage of 10/31/2000
                                portfolio assets)

Korea                                                                      14.8%
Mexico                                                                     12.7%
Brazil                                                                     12.4%
Taiwan                                                                     11.2%
Malaysia                                                                    6.2%
India                                                                       6.0%
South Africa                                                                6.3%
Israel                                                                      5.4%
Turkey                                                                      4.6%
Russia                                                                      3.5%

What is your outlook for emerging markets investing?

Fundamentally, we believe the case for emerging markets is strong. However, international investors must gain confidence in these fundamentals before emerging market stocks can resume their advances. Emerging market stocks in general are sensitive to interest rates in the United States and other major economies. If the U.S. Federal Reserve and other central banks start to lower short-term rates, emerging markets probably would benefit because of their strong economic fundamentals and inexpensive stock valuations.

In Latin America, stock prices finished the fiscal year with what we believe are relatively attractive prices relative to the underlying values of their companies. On October 31, 2000, stocks in the region were trading at a 30%-to-40% discount to their average prices over the previous four years, as measured by their price/earnings (P/E) ratios.

In Asia, economies have continued to expand, with corporate earnings growing at a brisk pace and stocks selling at very attractive valuations. Technology industries in Korea and Taiwan still have high growth rates and abundant production capacities, giving them strong potential to continue to increase their earnings. However, political instability has created uncertainty about the markets. We believe a revival in the global technology and telecommunications would benefit Asian emerging markets. Domestic market penetration of new telecommunications services in Asia lags use in the United States and Europe, encouraging the prospect that telecommunications in Asia has the potential to grow faster than in other parts of the world.

                                    EVERGREEN
                               Global Leaders Fund
                    Fund at a Glance as of October 31, 2000

"We will continue to rely on an investment approach that emphasizes disciplined stock selection utilizing our quantitative tools combined with fundamental analysis and prudent country allocation."

                              Portfolio Management
                              --------------------

                         [PHOTO]                      [PHOTO]

                    Edwin D. Miska             Anthony T. Han, CFA
                 Tenure: November 1995         Tenure: January 2000


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 2000 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 11/1/1995       Class A   Class B   Class C   Class Y
Class Inception Date                     6/3/1996  6/3/1996   6/3/1996 11/1/1995
Average Annual Returns *
1 year with sales charge                   0.77%     0.00%     3.01%       n/a
1 year w/o sales charge                    5.82%     5.00%     5.01%      6.03%
Since Portfolio Inception                 13.29%    13.44%    13.65%     14.68%
Maximum Sales Charge                       4.75%     5.00%     2.00%       n/a
                                        Front End    CDSC      CDSC
12-month capital gain
distributions per share                   $0.32     $0.32     $0.32      $0.32

*Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

               Class A      MSCI World        CPI

 11/1/95        10,000        10,000        10,000
 4/30/96        11,175        11,363        10,169
10/31/96        11,959        11,683        10,299
 4/30/97        12,603        12,593        10,423
10/31/97        13,778        13,699        10,514
 4/30/98        16,157        16,312        10,573
10/31/98        15,188        15,848        10,670
 4/30/99        17,591        18,982        10,813
10/31/99        18,708        19,862        10,943
 4/30/00        19,889        21,380        11,145
10/31/00        19,838        20,138        11,310


Comparison of a $10,000 investment in Evergreen Global Leaders Fund, Class Y shares 2, versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of October 31, 2000 and is subject to change.

                                    EVERGREEN
                               Global Leaders Fund
                           Portfolio Manager Interview

How did the Fund perform?

Evergreen Global Leaders Fund Class Y shares returned 6.03% for the twelve-month period ended October 31, 2000. During the same twelve-month period, the median return of Global Mutual Funds was 8.94%, according to Lipper Inc., an independent monitor of mutual fund performance. The Morgan Stanley Capital International (MSCI) World Index returned 1.09%.

While the Fund underperformed the average return of the Lipper competitive group for the twelve-month period, relative performance improved markedly during the year. The Fund outperformed the group's average returns during the final three-, six- and nine-month periods.

                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                    $407,531,963
Number of Holdings                                                            95
Beta                                                                       0.82*
P/E Ratio                                                                 34.6x*
*as of 9/30/2000

What was the investment environment like during the twelve-month period?

It was a difficult, volatile environment, especially since the start of the year 2000, when both U.S. and foreign equity markets underperformed their average returns of the past several years. Economic growth slowed in both North America and the United Kingdom. Growth was less than expected on the European continent, with the investment outlook further clouded by the continued deterioration in the value of the euro versus the U.S. dollar. European central bankers faced conflicting pressures to raise interest rates to protect the euro and to lower rates to stimulate growth. Meanwhile, Japan continued to experience difficulties emerging from a prolonged economic slump. Elsewhere in Asia, economic growth continued to pick up after the challenges of the late 1990's, but the markets continued to be volatile.

What were your principal strategies in this environment?

We kept the Fund well diversified both geographically and by industry. This diversification was a significant positive influence on the Fund's improved relative performance as the year progressed. Early in the fiscal year, we were reluctant to increase our emphasis on technology and telecommunications stocks because we thought the stock valuations were at unsustainable levels. While this reluctance initially held back performance, it helped later in the twelve-month period as technology and telecommunications stocks became increasingly volatile and dropped in value. Late in the fiscal year, we selectively added to our technology and telecommunications sectors to take advantage of favorable stock valuations caused by price declines despite the likelihood that the demand for telecommunications services and equipment would continue to grow strongly. For example, in the United States, we invested in new names such as Corning Inc. and Tellabs, Inc. We added to our position in Sun Microsystems initiated earlier in the fiscal year. In Europe, we added names such as L.M. Ericsson and Telecom Italia Mobile, and added to our existing positions in telecom leaders: Vodaphone Plc and Nokia. We also added shares of NTT-Docomo, the leading cellular phone operator in Japan, and Datacraft Asia Limited, an information technology services leader in Asia, a company based in Singapore. We view these as strong companies attractively valued for long term investment, and have used market volatility to

                                    EVERGREEN
                               Global Leaders Fund
                           Portfolio Manager Interview

our advantage to build long-term-oriented positions. We have counterbalanced that strategy by adding what we believe are high-quality defensive names with strong near-term and long-term prospects. This may offer the Fund solid upside and better downside protection during volatile market periods due to their stable earnings nature. Examples of such include: Avon Products, Inc. Anheuser-Busch Cos., Bristol-Myers Squibb and TJX Companies, Inc.

Throughout the fiscal year, we kept about half the Fund's assets invested in North America. At the close of the period on October 31, 2000, about 54.6% of portfolio assets were invested in the United States, up slightly from last year. We increased our exposure to European stocks slightly. At the end of the fiscal year, investments in Europe accounted for about 33.7% of portfolio assets. At the same time, we have continued to underweight the Pacific Rim region, particularly deemphasizing Japan after taking profits from some successful, longer-term Japanese holdings early in the year. We increased our positions in Australia toward the end of the year, adding a position in Woodside Petroleum, a global leader in natural gas production, and in Westfield Holdings, which operates retail shopping malls on several continents.

Our stock-selection process begins with a strongly quantitative screening process that emphasizes four characteristics: consistency of earnings, historically solid earnings growth with a favorable outlook for continued growth, record of solid revenue growth and high return on shareholders' equity.

These criteria favor well established, quality companies, and this emphasis benefited the Fund's performance as markets became more volatile. Performance also was helped by our decision to be proactive and get out of positions at the first sign of deteriorating fundamentals.

                                  Top 5 Sectors
                   ------------------------------------------
                   (as a percentage of 10/31/2000 net assets)


Financials                                                                 20.8%
Consumer Discretionary                                                     20.0%
Information Technology                                                     16.5%
Industrials                                                                13.4%
Health Care                                                                11.1%

What were some of the U.S. companies that supported Fund performance?

Many of the best performing stocks in the portfolio were from defensive industries, such as the pharmaceuticals, consumer products and financial services industries. Our underweighted position in technology helped performance, despite the performances of some standout individual companies. Among major drug holdings, Abbott Labs was up 31% for the year, while Merck rose by 15%. In the general consumer area, Harley Davidson was up 63%, Avon Products had a 51% return and Walt Disney rose 35% for the fiscal year. Among our financial services industry investments, Marsh & McLennan rose 65%, American International Group returned 43%, MBNA Corp. rose 36%, and Citigroup was up 29%. The Fund's largest U.S. position, Cisco Systems, continued its string of strong earnings growth, and rose 46% for the fiscal year. Tech software and database leader, Oracle Systems, led all performers with a 178% rise in the fiscal year.

What foreign investments helped the Fund's returns?

A number of European companies supported Fund performance, led by our investments in Germany and France. We also had good performance by companies

                                    EVERGREEN
                               Global Leaders Fund
                           Portfolio Manager Interview

in the United Kingdom and the Netherlands. In looking at opportunities on the continent, we continued our focus on outstanding multi-national businesses, with strong records of profit generation and growth.

Among our German holdings, we had particularly strong performance from several long-term investments. Hugo Boss, a leader in men's and women's fashion apparel, rose by 131% during the period on its successful debut in launching a women's fashion line. Another standout, Altana Group, a medium-sized German pharmaceutical company, benefiting from its introduction into U.S. distribution of a new drug, rose by 113%. During the year, we added a new position in the German financial services company MLP, which appreciated strongly. In France, we had good performance from Sanofi-Synthelabo, a pharmaceutical company which had a 48% return, and Societe Technip, an engineering services company which rose by 56%. Technip benefited from increased spending on the construction of energy infrastructure. Luxury products company Hermes International rose 53% on strong worldwide profitable growth.

Luxottica Group, an Italian company that has become an international leader in fashion eyewear, was up 45% during the fiscal year. Numico NV, a Dutch company that is a global leader in nutritional supplements and infant formula also was a stellar performer, rising by 42% during the fiscal year. In the United Kingdom, publishing giant Pearson Plc rose 51%. Two new purchases--Royal Bank of Scotland and Spirent, a manufacturer of telecommunications testing equipment--rose strongly since our initial investment. The Fund's largest single foreign investment, long-time holding Bombardier Inc., of Canada, rose 85% on strong aerospace results, highlighted by their strong regional jet product line. All performance figures quoted are in local currencies.

In Asia, earlier in the fiscal year, we realized profits as we reduced our positions in Seven-Eleven Japan and Nintendo to take advantage of the strong appreciation in their respective stock valuations. This allowed us to add shares of NTT-Docomo while maintaining our relative country weighting. We also significantly reduced our exposure in Malaysia to take advantage of long-term tax losses, as we have de-emphasized that nation from our portfolio strategy.

Were there any disappointments?

We had a few disappointing companies, which we tended to sell at the first sign of deteriorating fundamentals. While many of these names are top-notch competitors in their respective industries, and we believe are only experiencing short-term earnings problems, we opted to err on the side of caution and redeploy towards investments with a brighter near-term earnings outlook. In the United States, these included Carnival Corp., Computer Associates, Gap Inc., General Mills, Maytag Corp and Pitney Bowes, Inc. Foreign disappointments included RWE Ag and Suedzucker of Germany, Getronics and Wolters Kluwer of the Netherlands, Hennes & Maurtiz of Sweden, and shares of Airtours, Plc, Laporte Plc, Morgan Crucible Plc, Rentokil Initial Plc and TI Group of the United Kingdom.

                                 Top 10 Holdings
                                 ---------------
                   (as a percentage of 10/31/2000 net assets)

Bombardier, Inc., Class B                                                   2.9%
Gen. Elec. Co.                                                              2.8%
Cisco Sys., Inc.                                                            2.7%
Nokia Corp., ADR                                                            2.5%
TJX Co., Inc.                                                               2.3%
Citigroup, Inc.                                                             2.3%
Seven-Eleven Japan Co., Ltd.                                                2.2%
Hugo Boss AG                                                                2.1%
Luxottica Group SpA, ADS                                                    2.1%
Altana AG                                                                   1.8%

                                    EVERGREEN
                               Global Leaders Fund
                           Portfolio Manager Interview


                                Top 10 Countries
                                ----------------
                (as a percentage of 10/31/2000 portfolio assets)

United States                                                              54.6%
Germany                                                                     7.1%
United Kingdom                                                              7.0%
Italy                                                                       5.4%
Japan                                                                       4.8%
France                                                                      3.9%
Canada                                                                      2.9%
Netherlands                                                                 2.7%
Finland                                                                     2.3%
Australia                                                                   2.0%

What is your outlook?

We have a positive outlook and believe that we have opportunities to achieve strong absolute and relative performance investing in industry-leading companies that should be able to continue to increase their earnings. Despite the incredible challenges and volatility thus far in 2000, we believe that we are well positioned from a company-specific, industry and geographic allocation to benefit in the coming months. We believe four key long-term catalysts exist to favorably impact the investment environment and have positioned the Fund to benefit:

First, continued strength in demand for technology, including information services and hardware despite short-term delays and interruptions. We expect countries and corporations will continue to invest in upgrading necessary infrastructure networks and expanding communications systems, creating demand for hardware, software and integration related consulting services. We have been selectively adding to existing positions and new names in this area during the market weakness as the long-term benefits outweigh the short-term sentiment.

Secondly, our belief that growth in the United States should continue, albeit at a slower, more sustainable pace. We believe the Federal Reserve will succeed in slowing growth and avoiding an increase in inflation. If successful, the Federal Reserve's policies should lengthen the record period of prosperity in the United States, which has a major impact on markets throughout the world. Once the markets have digested this, companies with solid earnings prospects will begin to trade more on fundamentals and less on speculative excess.

Thirdly, we believe the environment in Europe should improve, helped by steady economic growth and the dividends of corporate re-structuring, which has made many leading European companies more efficient competitors. As the U.S. economy begins to decelerate, growth in Europe should remain strong as pent up demand from local markets should offset any declines from exports to the US. The increased rate in relative economic growth in Europe also would help support the value of the euro on world currency markets.

Finally, the economies in Asia, including Japan, should continue their slow recovery from the financial crisis of 1998. Japan, the region's leading economy, finally has begun to show signs of life as economic indicators point to a pick up of business activity, a slow reacceleration of consumer confidence. This would be a positive for the overall region.

We believe the Fund is appropriately positioned to navigate through the challenges ahead in the world. We will continue to rely on an investment approach that emphasizes disciplined stock selection utilizing our quantitative tools combined with fundamental analysis and prudent country allocation. We plan to invest opportunistically and selectively in companies with records of consistent earnings leadership, that have demonstrated their ability to excel regardless of the economic environment and whose management teams are properly aligned with respect to their shareholder's interests.

                                    EVERGREEN
                            Global Opportunities Fund
                    Fund at a Glance as of October 31, 2000

"We intend to focus on our traditional discipline, emphasizing companies with strong competitive positions that we believe have the potential for above-average profitability with less risk than other firms."

                              Portfolio Management
                              --------------------

                      [PHOTO]                    [PHOTO]

                  J. Gary Craven,             Gilman C. Gunn
                      CFA, CPA               Tenure: June 1997
                Tenure: January 1998

                     [PHOTO]                      [PHOTO]

               Francis X. Claro, CFA          Liu-Er Chen, CFA
               Tenure: January 1998        Tenure: January 1998


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/2000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 2000 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 3/16/1988     Class A    Class B   Class C   Class Y
Class Inception Date                   3/16/1988  2/1/1993  2/1/1993  1/13/1997
Average Annual Returns *
1 year with sales charge                 21.83%     21.94%    24.97%      n/a
1 year w/o sales charge                  27.91%     26.94%    26.97%    28.22%
5 years                                  10.70%     10.68%    10.95%    11.89%
10 years                                 15.55%     15.46%    15.48%    16.17%
Maximum Sales Charge                      4.75%      5.00%     2.00%      n/a
                                       Front End     CDSC      CDSC
12-month capital gain distributions
per share                                $4.90      $4.90     $4.90     $4.90

*Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

               Class A      MSCI World       CPI

10/31/90         9,525        10,000        10,000
  Oct-91        12,356        11,644        10,292
  Oct-92        12,546        11,100        10,622
  Oct-93        19,194        14,172        10,914
  Oct-94        21,007        15,330        11,199
  Oct-95        24,313        16,867        11,513
  Oct-96        25,229        19,707        11,858
  Oct-97        26,299        23,106        12,105
  Oct-98        23,046        26,731        12,285
  Oct-99        33,179        33,502        12,599
  Oct-00        42,433        33,968        13,022


Comparison of a $10,000 investment in Evergreen Global Opportunities Fund, Class A shares/2/, versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

The exceptional performance of the Fund is due to participation in IPO's. There is no assurance that this method will continue to have the same impact on the Fund's performance returns.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of October 31, 2000 and is subject to change.

                                    EVERGREEN
                            Global Opportunities Fund
                           Portfolio Manager Interview

How did the Fund perform?

Evergreen Global Opportunities Fund Class A shares had a total return of 27.91% for the twelve-month period ended October 31, 2000, exceeding the average return of competitive funds as well as its global equity benchmark. Fund returns are before deduction of any applicable sales charges. During the same period, the median return of Global Small Cap Stock Funds was 20.72%, according to Lipper Inc., an independent monitor of mutual fund performance. The Morgan Stanley Capital International World Index returned 1.09% during the same period.

                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                    $242,631,172
Number of Holdings                                                           174
Beta                                                                       0.78*
P/E Ratio                                                                 58.7x*

*as of 9/30/2000

What was the investment environment like during the twelve-month period, and how did that affect overall strategy?

The first half of the twelve-month period was much more favorable for small company stocks, particularly in the technology and biotechnology industries, than the second half. Many of the best performers in the first six months gave up part of their gains during the second half of the year as investors pulled back from the extremely high valuations to which many technology-oriented stocks had climbed. In general, small company stocks outperformed large company stocks over the full twelve months. For most of this period, we kept the asset allocation of the Fund very close to an even 50%-50% split between U.S. and foreign stocks.

What were the primary factors affecting performance of the foreign portion of the Fund's portfolio?

The investment environment was quite volatile, but the strong performance early in the year of the "TMT" stocks in the telecommunications, media and technology industries led to good performance over the entire year. The best performing sector in the international portion of the portfolio, however, was in health care, where many smaller biotechnology companies had excellent returns. Among the particularly strong performers were Morphosys, a German biotechnology company whose stock appreciated 445% during the 12-months, and Cambridge Antibody, a biotech company based in the United Kingdom, which had a 500% return.

Our holdings in Canada tended to do very well, as did our one investment in Brazil, where a major holding of the Fund, Embraer, rose 71% during the twelve months of the year. Embraer, a long-time holding of the Fund, is one of two major international companies producing jet aircraft for short-haul and commuter flights. It is an example of a small-cap company with a dominant niche in a fast-growing market. Telecommunications-related stocks had problems, particularly in the second half of the year, and Japan continued to be a difficult area for international investors.

What were your principal investment themes?

We looked for opportunities among smaller companies that could benefit from the outsourcing trend--the increased interest of large corporations in contracting out specialized operations to other companies. A good example is Computer Share, an Australian company that provides administrative services to help publicly traded corporations maintain current, accurate records of shareholders.

                                    EVERGREEN
                            Global Opportunities Fund
                           Portfolio Manager Interview

During the period, we looked for opportunities among smaller European financial companies that were successful in gathering new assets in a changing environment for financial services. Mediolanum, an Italian company, was a good example and has performed very strongly.

We also looked for software companies that could benefit from the introduction of new technologies for computer games by large-cap companies such as Nintendo and Sony. The new technology is creating strong demand for new computer games.

What were the primary factors affecting performance in the U.S. portion of the Fund?

In the first six months of the year, investor enthusiasm was very strong for technology, telecommunications and biotechnology stocks, which had exceptionally strong performance based on the strong potential for the internet, telecommunications and genetic research. The situation changed during the second half of the year, however, as the market turned away from companies with stock prices based primarily on their perceived potential rather than on their actual earnings.

During the first part of the year we emphasized technology and biotechnology stocks, but we became more conservative about technology during the final six months as growth in the telecommunications, internet and information technology industries slowed. With less access to capital, internet-related companies had difficulty financing their growth, hurting many other segments of the technology industry as orders for new equipment began to slow dramatically. The domestic portfolio was underweighted in the technology stocks during the final three months of the fiscal year, and particularly de-emphasized hardware company stocks. One bright spot in technology during the entire twelve months was in companies involved in enterprise software--producing software applications that could help corporations improve their efficiency.

Late in the fiscal year, we also emphasized energy and retail companies. We raised our stake in energy as world oil prices hovered in the $30-per-barrel range. Many industry forecasts had been based on expectations that oil would be selling at about $25-per-barrel. Higher prices were likely to encourage more drilling, exploration and production. In retail, we found attractive opportunities, both in the high-end of retailing, such as Ann Taylor Stores, and in the lower-end, such as Factory-to-U Inc., which operates inexpensive family apparel stores.

At the end of the fiscal year, on October 31, 2000, technology investments accounted for about 34% of the domestic portfolio, followed by health care (including biotechnology) at 25%, specialty retailing, at 7% and energy, at 6%.

                                  Top 5 Sectors
                                  -------------
                   (as a percentage of 10/31/2000 net assets)

Health Care                                                                19.5%
Information Technology                                                     18.6%
Industrials                                                                17.1%
Financials                                                                 14.5%
Consumer Discretionary                                                     14.3%

                                    EVERGREEN
                            Global Opportunities Fund
                           Portfolio Manager Interview

                                Top 10 Countries
                                ----------------
                (as a percentage of 10/31/2000 portfolio assets)

United States                                                              53.3%
United Kingdom                                                              7.3%
Japan                                                                       7.1%
Switzerland                                                                 5.0%
Australia                                                                   5.0%
Canada                                                                      4.5%
France                                                                      3.0%
Netherlands                                                                 2.8%
Norway                                                                      2.1%
Germany                                                                     1.9%

What were some of the U.S. small-cap companies that contributed to performance?

The biotechnology industry produced several big contributors. Myriad Genetics, which is involved in research and the development of drugs for cancer and cardiovascular diseases, was up 120% for the 12 months. Laboratory Corporation of America Holdings, a company that specializes in testing drugs developed by other companies, was an excellent performer, rising by 350% over the full fiscal year.

Health care in general rose as planned changes in Medicare and other government payment formulas increased the likelihood that pharmacy benefits companies, nursing homes and HMOs would start receiving more reimbursements. One company that benefited from this trend was Express Scripts, Inc., a pharmacy benefits manager.

The best-performing stock for the year was Tollgrade Communications, Inc., which produces test equipment for high-speed cable and DSL modems. As more homes and businesses are connected to high-speed DSL networks, Tollgrade should benefit. Its test equipment allows companies to test their equipment installations without going into a home or business. Another very strong performer, connected to the enterprise software theme, was Netegrity. It provides highly sophisticated security software for corporations, helping protect access to data in network and internet applications.

What is your outlook for small company stocks in the U.S.?

The outlook is mixed, and we expect small company stocks to continue to be volatile. Some areas in technology are not likely to have strong performance in the coming months, but other areas continue to offer investment potential. In particular, we look for opportunities in companies that can benefit from continued corporate spending on productivity-enhancement tools. We also see opportunities in wireless communications, where we expect a significant upgrading of the technology of mobile devices during the next two years.

We continue to have a favorable outlook for health care, which should benefit from the development of new drugs, more favorable Medicare payment plans and favorable demographic trends. The aging baby boomer population should create greater demand for all types of health care services and products.

In general, we are positioning the portfolio to emphasize companies that we believe will develop strong earnings growth.

We intend to focus on our traditional discipline, emphasizing companies with strong competitive positions that we believe have the potential for above-average profitability with less risk than other firms. We believe if we remain disciplined, we can weather the inevitable short-term volatility of small-cap stocks and have good, long-term performance.

                                    EVERGREEN
                            Global Opportunities Fund
                           Portfolio Manager Interview

                                 Top 10 Holdings
                   (as a percentage of 10/31/2000 net assets)

Myriad Genetics, Inc.                                                       3.0%
Netegrity, Inc.                                                             1.5%
Saurer Arbon AG                                                             1.5%
Garban Plc                                                                  1.5%
Nippon Fire & Marine Ins. Co.                                               1.5%
Laboratory Corp.                                                            1.5%
Computershare, Ltd.                                                         1.4%
Sobeys, Inc.                                                                1.4%
Frontline, Ltd.                                                             1.3%
Electronics Boutique Plc                                                    1.3%

What is your outlook for foreign small company stocks?

Small-stock investing in international markets depends to a great deal on the characteristics of each company. However, as part of our stock selection process, we also try to find opportunities in those areas with less volatility or where market corrections may have created particularly attractive opportunities. As part of our effort to control volatility, we expect to continue to underweight emerging markets and we expect to continue to de-emphasize Japan, where many smaller companies still are highly vulnerable to large-cap companies and their plans.

We try to balance growth and value disciplines in our stock selection process and we maintain a long-term emphasis on finding companies which are enjoying dominant niches, either globally or regionally, in their markets. Embraer, the Brazilian aircraft manufacturer, is an excellent example.

                                    EVERGREEN
                            International Growth Fund
                     Fund at a Glance as of October 31, 2000

"In a period of change and volatility in international equity markets, Evergreen International Growth Fund outperformed its competitive benchmarks."

                                    Portfolio
                                   Management
                                   ----------

                                    [PHOTO]

                                 Gilman C. Gunn
                              Tenure: January 1991

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 2000 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns for Classes A and Y would have been lower.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURN/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 9/6/1979  Class A   Class B  Class C    Class Y
Class Inception Date               1/20/1998  9/6/1979 3/6/1998   3/9/1998
Average Annual Returns *
1 year with sales charge             -0.25%   -1.06%     2.01%         n/a
1 year w/o sales charge               4.66%    3.86%     3.99%        4.93%
5 years                              10.71%   10.72%    11.01%       11.98%
10 years                              9.97%    9.64%     9.64%       10.74%
Maximum Sales Charge                  4.75%    5.00%     2.00%         n/a
                                    Front End  CDSC      CDSC
12-month income distributions
per share                            $0.11    $0.06     $0.06        $0.14
12-month capital gain distributions
per share                            $0.41    $0.41     $0.41        $0.41

* Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                Class B      MSCI EAFE        CPI

10/31/90        10,000        10,000        10,000
  Oct-91        10,643        10,731        10,292
  Oct-92        11,014         9,347        10,622
  Oct-93        13,670        12,887        10,914
  Oct-94        14,585        14,225        11,199
  Oct-95        14,905        14,216        11,513
  Oct-96        16,463        15,751        11,858
  Oct-97        19,045        16,526        12,105
  Oct-98        20,823        18,170        12,285
  Oct-99        24,156        22,416        12,599
  Oct-00        25,088        21,819        13,022


Comparison of a $10,000 investment in Evergreen International Growth Fund, Class B shares/2/, versus a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index. The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of October 31, 2000 and is subject to change.

                                    EVERGREEN
                            International Growth Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended October 31, 2000, the Fund's Class B shares returned 3.86% before the deduction of any applicable sales charges. During the same period, the median return of International Equity Funds was 0.83%, according to Lipper Inc., an independent monitor of mutual fund performance. The Morgan Stanley Capital International EAFE Index, a common benchmark of international equity investing, had a return of -2.66%. In a period of change and volatility in international equity markets, Evergreen International Growth Fund outperformed its competitive benchmarks.

                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                    $751,292,788
Number of Holdings                                                           152
Beta                                                                       0.65*
P/E Ratio                                                                 38.1x*

* as if 9/30/2000

What factors affected performance during the twelve-month period?

The fiscal year actually encompassed two very distinct periods. The first six months were marked by exceptionally strong performance in many markets, led by the "TMT" stocks of companies in the telecommunications, media and technology industries. The second six months featured a very different environment, in which the TMT stocks faltered in performance while defensive stocks, including those in the pharmaceutical, insurance and tobacco industries, tended to outperform the overall markets.

Our balanced strategy of including both growth stocks and value stocks in the portfolio resulted in performance that somewhat lagged the Lipper peer group during the first six months, but led to positive performance during the second six months as our defensive stock holdings helped reduce the impact of volatility. For the entire period, we outperformed the EAFE Index.

During the fiscal year, we concentrated first on sector allocations, and secondarily on country and regional allocations. It was a period of market equilibrium, in which sector and company selection was more important than country allocations. We overweighted defensive sectors such as pharmaceuticals, energy, insurance and tobacco, while underweighting more volatile sectors such as telecommunications services and telecommunications equipment.

                                Top 10 Countries
                                ----------------
                (as a percentage of 10/31/2000 portfolio assets)

United Kingdom                                                             14.9%
Japan                                                                      14.9%
Canada                                                                     13.4%
France                                                                     12.1%
Switzerland                                                                 8.0%
United States                                                               5.8%
Germany                                                                     5.6%
Netherlands                                                                 5.4%
Italy                                                                       3.6%
Spain                                                                       2.7%

What were the types of investments that contributed to performance?

Our overweighting in tobacco stocks was particularly successful, as our tobacco-related investments were up 24% in just the first ten months of 2000. British American Tobacco was a notable performer for the Fund, even though we were underweighted in the United Kingdom.

During most of the twelve-month period we emphasized energy stocks to take advantage of the effects of rising oil and gas prices. Our investments

                                    EVERGREEN
                            International Growth Fund
                           Portfolio Manager Interview

included leading European energy companies as well as smaller Canadian exploration and production companies. However, near the end of the period, we cut back our emphasis on energy, taking profits from successful investments.

One of our largest country weightings was Canada, at about 13% of net assets on October 31. Our investments in Canada were concentrated in life insurance companies and oil companies, and appreciated by 24% from January through October, 2000.

In general, we avoided the volatile emerging markets, especially in Asia, concentrated principally in Mexico and Brazil, with smaller investments in other major emerging market countries.

                                  Top 5 Sectors
                                  -------------
                   (as a percentage of 10/31/2000 net assets)

Financials                                                                 33.0%
Health Care                                                                10.2%
Consumer Staples                                                           10.1%
Information Technology                                                      9.2%
Materials                                                                   7.6%

                                 Top 10 Holdings
                                 ---------------
                   (as a percentage of 10/31/2000 net assets)

British America Tobacco Inds. Plc                                           2.4%
Sumitomo Marine & Fire Ins. Co., Ltd.                                       2.2%
Nestle SA                                                                   2.2%
Akzo Nobel NV                                                               2.1%
Manulife Finl. Corp.                                                        1.9%
HSBC Hldg. Plc                                                              1.7%
Fortis (NL) NV                                                              1.5%
ST Microelectronics                                                         1.5%
Brascan Corp.                                                               1.5%
Philips Electronics NV                                                      1.5%

What is your outlook in the international markets?

With high interest rates, higher energy costs and less optimism about the U.S. equity market, we anticipate that foreign markets will continue to be volatile. As a result, we plan to maintain a defensive portfolio positioning.

In Europe, we anticipate that economic growth in 2001 will be more vigorous than in the United States. Europe is at an earlier stage in the economic cycle, and exporters should benefit from the very weak euro currency. Among the positive factors that could encourage investments in Europe are the reductions in personal and corporate income taxes and the elimination of the capital gains tax in Germany. We believe these steps should encourage consumer spending in Europe, while unlocking cross-shareholdings in which one German company owns shares of another. Lower taxes also are proposed in France.

The trend away from government-sponsored pension funds in Europe and toward tax-advantaged retirement plans similar to 401-k and IRA plans in the United States also should benefit European investments by creating further demand for equities.

Finally, European investment opportunities should be enhanced as companies on the continent continue to increase their efficiency and productivity by cutting costs and focusing on core operations. We believe European companies are about three years behind U.S. companies in the move toward greater productivity, with many of the benefits of greater efficiency still in front of them. Managements in Europe are under great pressure to increase their companies' return on equity.

Clouding the outlook in Europe, however, is continued uncertainty about the effects of currency. The value of the euro in U.S. dollars has declined by about 27% since the European-wide currency was introduced in January 1999. Although we think the euro may have fallen to close to its bottom, it has been very hazardous for anyone to make forecasts about the strength of the euro.

Outside of Europe, the outlook for the Japanese market continues to be uncertain. While conditions are changing in Japan, they are changing faster elsewhere in the world. As a result, we expect we will continue to underweight investments in Japan.

                                    EVERGREEN
                               Latin America Fund
                    Fund at a Glance as of October 31, 2000

"We concentrated the portfolio in the largest and healthiest markets in the region, Brazil and Mexico, where more than 96% of Fund net assets were invested at the close of the fiscal year."

                                    Portfolio
                                   Management
                                   ----------

                                    [PHOTO]

                             Antonio T. Docal, CFA
                              Tenure: October 1996

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 2000 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class Y prior to its inception is based on the performance of Class A, one of the original classes offered along with Classes B and C. The historical returns for Class Y include the effect of the 0.25% 12b-1 fee applicable to Class A. Class Y does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class Y would have been higher. Classes B and C each pay a 12b-1 fee of 1.00%.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 11/1/1993  Class A   Class B   Class C    Class Y
Class Inception Date                11/1/1993 11/1/1993 11/1/1993  3/30/1998
Average Annual Returns *
1 year with sales charge             18.86%     18.92%    21.95%       n/a
1 year w/o sales charge              24.82%     23.92%    23.95%     25.18%
5 years                               5.96%      5.91%     6.18%      7.15%
Since Portfolio Inception             4.75%      4.74%     4.72%      5.60%
Maximum Sales Charge                  4.75%      5.00%     2.00%       n/a
                                   Front End     CDSC      CDSC

* Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

               Class A      MSCI World    S & P 500         CPI       MSCI EMFLA

 11/1/93         9,525        10,000        10,000        10,000        10,000
10/31/94        10,211        10,817        10,387        10,261        12,936
10/31/95         9,869        11,902        13,133        10,549        10,423
10/31/96        11,521        13,905        16,297        10,865        11,099
10/31/97        13,730        16,304        21,531        11,091        10,157
10/31/98        10,012        18,861        26,265        11,256         7,010
10/31/99        11,084        23,639        33,010        11,544        10,138
10/31/00        13,835        23,968        35,021        11,931         9,245


Comparison of a $10,000 investment in Evergreen Latin America Fund, Class A shares/2/, versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World), the Morgan Stanley Capital International Emerging Markets Free Latin America Index (MSCI EMFLA), the Standard and Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The MSCI World, MSCI EMFLA and the S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Funds that concentrate their investments in a single country or region may face increased risk of price fluctuation over more diversified funds due to adverse developments within that country or region.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of October 31, 2000 and is subject to change.

                                    EVERGREEN
                               Latin America Fund
                           Portfolio Manager Interview

How did the Fund perform?

Evergreen Latin America Fund Class A shares returned 24.82% for the twelve-month period ended October 31, 2000 before the deduction of any applicable sales charges. During the same period, the median return of Latin American Funds was 21.00%, according to Lipper Inc., an independent monitor of mutual fund performance. The Morgan Stanley Capital International Emerging Markets Free Latin American Index returned 14.24%, the Morgan Stanley Capital International World Index returned 1.09%, and the S&P 500 returned 6.09% for the same period.

                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                     $26,411,127
Number of Holdings                                                            44
Beta                                                                       1.40*
P/E Ratio                                                                 56.7x*
*as of 9/30/2000

What was the investment environment like during the period?

Early in the fiscal year, Latin American markets staged a sharp rally lifted by the recognition that the region's economies, particularly Brazil and Mexico, were well on the road to recovery. However, that rally was interrupted during the final months of the fiscal year as markets throughout the world, including the U.S., grew more volatile and investors became more averse to perceived investment risks. As stocks in the technology-heavy NASDAQ Index in the United States grew more volatile and suffered significant price losses, volatility increased throughout the world, including in Latin America. At the same time, the U.S. Federal Reserve Board continued its effort to slow economic growth in the United States by raising short-term interest rates, creating uncertainty about future growth and about the effects that any slowdown would have on other markets. The ripple effects of these influences in the U.S. hurt the valuations of Latin American equities as well as of other asset classes that carried perceived risk, including U.S. high yield bonds and emerging market stocks in general.

In spite of this higher volatility, characterized by alternating rallies and corrections, the economic fundamentals in the region's two largest markets, Brazil and Mexico, continued to improve as the fiscal year progressed. Credit rating bureaus raised Mexican debt to investment grade status, and the country experienced a relatively problem-free transfer of power after national elections. The signing of a new trade agreement between Mexico and the European Economic Union also offered the prospect of improved export opportunities for Mexican goods. The economies of both Brazil and Mexico enjoyed greater growth and less inflation than they had experienced during any of the previous 10 years.

In contrast to the improving situations in Brazil and Mexico, smaller Latin American markets experienced difficulties, both political and economic. In Argentina, for example, political turmoil and a weak economy raised questions about the credibility of the country's long-term plan to link the Argentine peso to the U.S. dollar. A continuing political crisis in Peru increased pressure on President Alberto K. Fujimori to resign.

                                  Top 5 Sectors
                                  -------------
                   (as a percentage of 10/31/2000 net assets)

Telecommunication Services                                                 25.1%
Consumer Discretionary                                                     15.2%
Financials                                                                 18.8%
Materials                                                                   7.2%
Consumer Staples                                                            8.6%

                                    EVERGREEN
                               Latin America Fund
                           Portfolio Manager Interview

                                 Top 10 Holdings
                                 ---------------
                   (as a percentage of 10/31/2000 net assets)

Telefonos de Mexico SA de CV ("Telmex")                                     8.5%
Petroleo Brasileiro SA, ADR ("Petrobras")                                   6.5%
Tele Norte Leste Participacoes SA                                           5.6%
Grupo Televisa SA                                                           5.2%
Grupo Financiero Banamex AC, Ser. O                                         5.1%
Embraer Empresa Brasileira de                                               4.8%
Aeronautica SA, ADR CIA de Bebidas das Americas, ADR ("Amber")              4.4%
Wal-Mart de Mexico SA de CV                                                 4.2%
Carso Global Telecom, Ser. A1                                               4.1%
Banco Bradesco SA                                                           3.8%

What were your principal strategies?

We concentrated the portfolio in the largest and healthiest markets in the region, Brazil and Mexico, where more than 96% of Fund net assets were invested at the close of the fiscal year. We mostly avoided investments in Argentina, Peru, Venezuela and Colombia.

Within Brazil and Mexico, we focused the portfolio primarily on large, blue chip stocks and overweighted the portfolio in banking, consumer goods and beverage industries.

In Mexico, we held investments in major banks such as Bancomer, which was acquired by BBV, a major Spanish bank, and Banacci. Bank stocks had been trading at very low valuations, reflecting their past problems, and banks had begun to show signs of stabilization. In the retail industry, a major investment was in Walmex, an affiliate of Wal-Mart and a company that is rapidly gaining market share by continuously expanding into underdeveloped areas in Mexico.

In Brazil, banks benefited from accelerating growth in the economy and a revival of consumer activity. A shift away from government securities and to consumer lending also helped Brazilian banks. In the consumer area, we maintained an investment in the Brazilian brewer Ambev, the fourth largest brewer in the world, which is benefiting from its merger with the Brahma brewery and has begun streamlining its distribution and eliminating redundancies. Ambev's stock also received new support when the company listed its securities on the New York Stock Exchange.

Embraer, the Fund's largest position and a long-time holding, continued to perform very well, benefiting from strong growth. It has developed into one of two international companies that dominate the world market for regional jet aircraft. Embraer also listed its securities on the New York Stock Exchange during the period.

                                 Top 6 Countries
                                 ---------------
                (as a percentage of 10/31/2000 portfolio assets)

Mexico                                                                     48.9%
Brazil                                                                     47.5%
Chile                                                                       2.4%
Argentina                                                                   0.5%
United States                                                               0.4%
Luxembourg                                                                  0.3%

What is your outlook for the Latin American markets?

As a result of the extended volatility linked principally to global trends, Latin American equities finished the fiscal year with what we believe are attractive prices relative to the underlying values of their companies. At the end of the fiscal year on October 31, 2000,

                                   EVERGREEN
                              Latin America Fund
                          Portfolio Manager Interview

stocks in the region were trading at a 30%-to-40% discount to their average prices over the previous four years, as measured by their price/earnings (P/E) ratios.

Now, we face the question of when international investors will recognize the values in Latin American equities. The answer will be heavily influenced by what happens in the United States.

Emerging market stocks in general, and Latin American stocks in particular, are highly sensitive to interest rates in the United States and other major economies. If the U.S. Federal Reserve and other central banks maintain relatively high rates, volatility in Latin America is likely to continue. However, if the central banks start easing the money supply and lowering short-term rates in the coming months, Latin American stocks should start doing very well.

Economic fundamentals in the region are very strong, and stock valuations are inexpensive. If the global investment environment becomes more positive, investors should start paying more attention to these attractive fundamentals and valuations, which should support the Latin American equity markets.

                                    EVERGREEN
                              Perpetual Global Fund
                    Fund at a Glance as of October 31, 2000

"In general, we are optimistic that interest rates in the United Kingdom, Europe and the United States will decline and that there will be further evidence of an economic recovery in Japan."

                              Portfolio Management
                              --------------------

                       Ian Brady           Kathryn Langridge
                  Tenure: April 1995       Tenure: April 1995

                    Robert Yerbury         Margaret Roddan
                  Tenure: April 1995       Tenure: April 1995

                  Stephen Whittaker           Paul Chesson
                  Tenure: April 1995       Tenure: January 2000

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 2000 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and Y have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower while returns for Class Y would have been higher.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 3/29/1994   Class A    Class B    Class C    Class Y
Class Inception Date                 3/29/1994 10/18/1999  3/29/1994 11/19/1997
Average Annual Returns *
1 year with sales charge               -5.97%    -6.32%     -3.69%      n/a
1 year w/o sales charge                -1.28%    -2.09%     -2.01%    -1.03%
5 years                                12.30%    12.97%     12.58%    13.57%
Since Portfolio Inception              10.84%    11.53%     10.82%    11.80%
Maximum Sales Charge                    4.75%     5.00%      2.00%      n/a
                                      Front End   CDSC       CDSC
12-month capital gain distributions
per share                              $3.35     $3.35      $3.35     $3.35

*Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                Class A     MSCI World       CPI

 3/29/94         9,525        10,000        10,000
10/31/94         9,715        10,848        10,156
10/31/95        10,515        11,936        10,442
10/31/96        12,441        13,945        10,754
10/31/97        14,365        16,351        10,978
10/31/98        15,987        18,915        11,141
10/31/99        19,966        23,707        11,427
10/31/00        19,709        24,037        11,810


Comparison of a $ 10,000 investment in Evergreen Perpetual Global Fund, Class A shares/2/, versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of October 31, 2000 and is subject to change.

                                    EVERGREEN
                              Perpetual Global Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended October 31, 2000, Evergreen Perpetual Global Fund's Class A shares returned -1.28%, before the deduction of any applicable sales charges. In comparison, the MSCI World Index returned 1.09% for the same period.

                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                    $201,059,934
Number of Holdings                                                           329
Beta                                                                       0.85*
P/E Ratio                                                                  29.6x
*as of 9/30/2000

Describe the economic environment during the period.

During the twelve months, the rapid pace of economic growth in many world economies led to concerns about the possibility of accelerating wage and price inflation. As a result, central banks in the United States and overseas tightened their monetary policies and periodically raised interest rates. At the end of the period, it appeared that the anti-inflation policies of the central banks were having the desired effect. Economic growth in many countries slowed and inflation appeared to be contained. This more favorable economic climate led to relatively stable interest rates and a more positive long-term outlook for stock prices.

Given this economic backdrop, how did equity markets perform?

At the beginning of the period, equity markets soared, as investors bid up the prices of telecommunications, media and technology stocks (TMT). As we entered the second quarter of 2000, however, investor sentiment changed. Investors became concerned that the high valuations of TMT stocks were unsustainable. In addition, they worried that rising interest rates would dampen corporate profits and ultimately lead to lower stock prices. This uncertainty produced a significant market sell-off, first in TMT stocks and then in other market sectors.

                                  Top 5 Sectors
                                  -------------
                   (as a percentage of 10/31/2000 net assets)

Financials                                                                 18.6%
Information Technology                                                     18.3%
Consumer Discretionary                                                     15.1%
Industrials                                                                 9.3%
Telecommunication Services                                                  6.9%

How did you manage the portfolio in this environment?

We favored value stocks that were reasonably priced over growth stocks that we believed were overpriced. As stock prices declined, the U.S., United Kingdom
(UK) and European markets became relatively more attractive. Therefore, we increased the Fund's exposure in these regions and, at the same time, decreased investments in Japan and Asia, where markets were more leveraged to the U.S. economic slowdown.

                                    EVERGREEN
                              Perpetual Global Fund
                           Portfolio Manager Interview

What was your strategy in Europe?

The UK and continental Europe accounted for 40% of portfolio assets at the end of the year, up from a low of 36% in February. In the UK, we avoided making large commitments to technology shares and focused mostly on interest rate-sensitive stocks. Because the UK was one of the first areas to experience an economic slowdown, we believe it is likely to be one of the first places where interest rates decline. We overweighted the portfolio in retailing and construction stocks--shares that tend to perform well when interest rates go down. In the retailing sector we invested in Signet Group and Selfridges; in the construction area we added John Laing and Fairview Holdings.

In continental Europe, many companies continued their restructuring programs, which we believe should enhance corporate governance and shareholder value. While we invested significantly in telecommunications companies, we focused more on telecommunications equipment builders than on utility companies. Equipment builders are in the business of developing new technologies to enhance internet and wireless communications. Our emphasis on interest rate-sensitive stocks led us to investments in domestic consumer companies and financial institutions--sectors that we believe should perform well should interest rates decline.

                                 Top 10 Holdings
                                 ---------------
                   (as a percentage of 10/31/2000 net assets)

Nokia OYJ                                                                   2.1%
Ericsson LM Telephone                                                       2.0%
Vodafone Airtouch Plc                                                       1.8%
Nasdaq 100 Trust                                                            1.8%
Tokyo Elec. Pwr. Co., Inc.                                                  1.6%
Intl. Business Machines Corp.                                               1.5%
Gen. Elec. Co.                                                              1.4%
America Online, Inc.                                                        1.4%
Cisco Sys., Inc.                                                            1.2%
Philip Morris Co., Inc.                                                     1.2%

At 45.6% of assets, the U.S. market accounted for the Fund's largest individual country allocation. What was your strategy in the U.S.?

In technology, our strategy was to avoid the "dot.com craze" and emphasize the better-established companies that are working toward building out the internet and improving wireless communications. The technology portion of the Fund includes Cisco Systems, Intel and Verizon. While these stocks have been affected by the general decline in U.S. stock prices, we believe that over the long term they have the potential to produce strong gains. We also emphasized interest rate-sensitive stocks. By the end of the period, economic data suggested that U.S. economic growth had slowed to a sustainable rate. This may lead to a downward trend in interest rates. Such a move would be beneficial to interest rate-sensitive stocks.

Why did you reduce the Fund's allocation to Japan?

After several fiscal stimulus packages, Japan continued to suffer from the perception that consumers were reluctant to increase spending in order to boost the economy. In addition, progress toward achieving government and corporate reforms was slow. Early in the period, we increased the Fund's Japanese exposure, convinced that economic growth had taken root. We emphasized companies with forward-looking management that were prepared to meet the challenge of a new more competitive environment. While economic and earnings growth was relatively strong, the Japanese market suffered from a lack of foreign investment, particularly from the United States. In the second half of the year, we cut back the Fund's weighting in Japan to invest in more immediately favorable opportunities elsewhere.

                                    EVERGREEN
                              Perpetual Global Fund
                           Portfolio Manager Interview

How did markets in the rest of Asia perform?

As a region, Asia was a disappointment. Political upheaval and market uncertainty dampened investor confidence, especially in the smaller markets. Because Asia's recovery from the financial crisis of 1998 was quick and relatively strong, expectations were high for continuing government and corporate reforms. However, reforms were slow in coming. Foreign investors grew impatient with the glacial pace of reform and returned to higher growth markets such as the United States. China and its conduit market in Hong Kong were the main economic drivers in Asia. Most other stock markets suffered from higher U.S. interest rates and from decreased demand for electronic components, as companies around the world cut spending for information technology. The Fund's exposure to Asian markets was dominated by Hong Kong, where we expect Chinese economic growth and U.S. interest rate reduction to have a beneficial effect.

At 2% of assets, the Fund's allocation to Latin America remained relatively stable. How did Latin American markets fare?

Throughout the year, the economic fundamentals improved in most Latin American markets. Despite this encouraging development, Latin America was affected by the increased volatility in the world's developed markets. The downturn in well-established markets reduced investors' appetite for risk. We believe in the months ahead, the Latin American markets are likely to improve. Their proximity to U.S. markets and their better credit ratings have made these markets cheaper and more accessible to global investors.

                                Top 10 Countries
                                ----------------
                (as a percentage of 10/31/2000 portfolio assets)

United States                                                              45.6%
United Kingdom                                                             14.3%
Japan                                                                      10.0%
France                                                                      3.2%
Netherlands                                                                 3.0%
Spain                                                                       2.6%
Finland                                                                     2.5%
Germany                                                                     2.2%
Italy                                                                       2.2%
Sweden                                                                      2.1%

What is your outlook?

In general, we are optimistic that interest rates in the United Kingdom, Europe and the United States will decline and that there will be further evidence of an economic recovery in Japan. We believe that most of the froth has been taken out of the equity markets and that there are many attractive investment opportunities. We believe the Fund's emphasis on investment fundamentals will be beneficial to investors. Markets have broadened out again as "internet fever" has subsided, and we believe this trend should continue.

                                    EVERGREEN
                          Perpetual International Fund
                     Fund at a Glance as of October 31, 2000

"We favored reasonably priced value stocks over growth stocks that we believed were overpriced."

                              Portfolio Management
                              --------------------

                    Robert Yerbury             Kathryn Langridge
                  Tenure: April 1995           Tenure: May 1996

                    Margaret Roddan            Stephen Whittaker
                   Tenure: May 1996            Tenure: May 1996

                                   Pat Chesson
                              Tenure: January 2000

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 2000 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 5/29/1996  Class A      Class B    Class C   Class Y
Class Inception Date                12/27/1996  10/18/1999 12/27/1996 5/29/1996
Average Annual Returns *
1 year with sales charge              -6.55%      -7.07%     -4.39%      n/a
1 year w/o sales charge               -1.88%      -2.69%     -2.64%    -1.62%
Since Portfolio Inception              7.94%       8.80%      8.53%     9.40%
Maximum Sales Charge                   4.75%       5.00%      2.00%      n/a
                                    Front End      CDSC       CDSC
12-month capital gain distributions
per share                             $1.92       $1.92      $1.92     $1.92

*Adjusted for maximum applicable charge sales unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                     [GRAPH]

                Class Y      MSCI EAFE        CPI

 5/29/96        10,000        10,000        10,000
 4/30/97        10,626        10,124        10,230
10/31/97        11,158        10,443        10,319
 4/30/98        13,037        12,071        10,377
10/31/98        12,015        11,482        10,473
 4/30/99        14,012        13,255        10,613
10/31/99        15,128        14,166        10,741
 4/30/00        16,919        15,134        10,939
10/31/00        14,883        13,788        11,101


Comparison of a $10,000 investment in Evergreen Perpetual International Fund, Class Y shares/2/, versus a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Funds that concentrate their investments in a single country or region may face increased risk of price fluctuation over more diversified funds due to adverse developments within that country or region.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of October 31, 2000 and is subject to change.

                                    EVERGREEN
                         Perpetual International Fund
                          Portfolio Manager Interview

How did Evergreen Perpetual International Portfolio perform during the twelve-month period ended October 31, 2000?

For the twelve-month period ended October 31, 2000, Evergreen Perpetual International Fund's Class Y shares returned -1.62%. In comparison, the MSCI EAFE Index returned -2.66% for the same period.

                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                    $187,141,439
Number of Holdings                                                           250
Beta                                                                       0.74*
P/E Ratio                                                                 30.2x*

*as of 9/30/2000

Describe the economic environment during the period.

During the twelve months, the rapid pace of economic growth in many world economies led to concerns about the possibility of accelerating wage and price inflation. As a result, central banks in the United States and overseas tightened their monetary policies and periodically raised interest rates. At the end of the period, it appeared that the anti-inflation policies of the central banks were having the desired effect. Economic growth in many countries slowed and inflation appeared to be contained. This more favorable economic climate led to relatively stable interest rates and a more positive long-term outlook for stock prices.

Given this economic backdrop, how did equity markets perform?

At the beginning of the period, equity markets soared, as investors bid up the prices of telecommunications, media and technology stocks (TMT). As we entered the second quarter of 2000, however, investor sentiment changed. Investors became concerned that the high valuations of TMT stocks were unsustainable. In addition, they worried that rising interest rates would dampen corporate profits and ultimately lead to lower stock prices. This uncertainty produced a significant market sell-off, first in TMT stocks and then in other market sectors.

                                  Top 5 Sectors
                                  -------------
                   (as a percentage of 10/31/2000 net assets)

Financials                                                                 22.4%
Consumer Discretionary                                                     18.6%
Industrials                                                                12.1%
Information Technology                                                     11.0%
Telecommunication Services                                                  6.0%

How did you manage the portfolio in this environment?

We favored reasonably priced value stocks over growth stocks that we believed were overpriced. As stock prices declined, the United Kingdom (UK) and European markets became relatively more attractive. Therefore, we increased the Fund's exposure in the UK and Europe and, at the same time, decreased investments in Japan and Asia, where markets were more leveraged to the U.S. economic slowdown.

                                    EVERGREEN
                         Perpetual International Fund
                          Portfolio Manager Interview

What was your strategy in Europe?

The UK and continental Europe accounted for 67% of portfolio assets at the end of the year, up from a low of 56% in February. In the UK, we avoided making large commitments to technology shares and focused mostly on interest rate-sensitive stocks. Because the UK was one of the first areas to experience an economic slowdown, we believe it is likely to be one of the first places where interest rates decline. We overweighted the portfolio in retailing and construction stocks--shares that tend to perform well when interest rates go down. In the retailing sector we invested in Signet Group and Selfridges; in the construction area we added John Laing and Fairview Holdings.

In continental Europe, many companies continued their restructuring programs, which we believe should enhance corporate governance and shareholder value. While we invested significantly in telecommunications companies, we focused more on telecommunications equipment builders than on utility companies. Equipment builders are in the business of developing new technologies to enhance internet and wireless communications. Our emphasis on interest rate-sensitive stocks led us to investments in domestic consumer companies and financial institutions--sectors that we believe should perform well should interest rates decline.

                                 Top 10 Holdings
                                 ---------------
                   (as a percentage of 10/31/2000 net assets)

Nokia OYJ                                                                   3.4%
Ericsson LM Telephone, Ser. B                                               3.3%
Vodafone Airtouch Plc                                                       2.8%
Tokyo Elec. Pwr. Co.                                                        2.7%
Nintendo Co., Ltd.                                                          1.4%
Elan Corp. Plc, ADR                                                         1.3%
Gucci Group NV                                                              1.2%
Matsushita-Kotobuki Electronics Inds., Ltd.                                 1.2%
Shell Trans. & Trading Co. Plc                                              1.2%
Julius Baer Hldgs. AG                                                       1.2%

                                Top 10 Countries
                                ----------------
                (as a percentage of 10/31/2000 portfolio assets)

United Kingdom                                                             22.1%
United States                                                              18.8%
Japan                                                                      16.7%
Netherlands                                                                 5.6%
Spain                                                                       4.5%
France                                                                      4.4%
Finland                                                                     3.6%
Italy                                                                       3.3%
Sweden                                                                      3.2%
Germany                                                                     3.0%

Why did you reduce the Fund's allocation to Japan?

After several fiscal stimulus packages, Japan continued to suffer from the perception that consumers were reluctant to increase spending in order to boost the economy. In addition, progress toward achieving government and corporate reforms was slow. Early in the period, we increased the Fund's Japanese exposure, convinced that economic growth had taken root. We emphasized companies with forward-looking management that were prepared to meet the challenge of a new more competitive environment. While economic and earnings growth was relatively strong, the Japanese market suffered from a lack of foreign investment, particularly from the United States. In the second half of the year, we cut back the Fund's weighting in Japan to invest in more immediately favorable opportunities elsewhere.

                                    EVERGREEN
                         Perpetual International Fund
                           Portfolio Manager Interview

How did markets in the rest of Asia perform?

As a region, Asia was a disappointment. Political upheaval and market uncertainty dampened investor confidence, especially in the smaller markets. Because Asia's recovery from the financial crisis of 1998 was quick and relatively strong, expectations were high for continuing government and corporate reforms. However, reforms were slow in coming. Foreign investors grew impatient with the glacial pace of reform and returned to higher growth markets such as the United States. China and its conduit market in Hong Kong were the main economic drivers in Asia. Most other stock markets suffered from higher U.S. interest rates and from decreased demand for electronic components, as companies around the world cut spending for information technology. The Fund's exposure to Asian markets was dominated by Hong Kong, where we expect Chinese economic growth and U.S. interest rate reduction to have a beneficial effect.

At 2% of portfolio assets, the Fund's allocation to Latin American remained relatively stable. How did Latin American markets fare?

Throughout the year, the economic fundamentals improved in most Latin American markets. Despite this encouraging development, Latin America was affected by the increased volatility in the world's developed markets. The downturn in well-established markets reduced investors' appetite for risk. In the months ahead, we believe the Latin American markets are likely to improve. Their proximity to U.S. markets and their better credit ratings have made these markets cheaper and more accessible to global investors.

What is your outlook?

In general, we are optimistic that interest rates in the United Kingdom, Europe and the United States will decline and that there will be further evidence of an economic recovery in Japan. We believe that most of the froth has been taken out of the equity markets and that there are many attractive investment opportunities. We believe the Fund's emphasis on investment fundamentals will be beneficial to investors. Markets have broadened out again as "internet fever" has subsided and we believe this trend should continue.

                                    EVERGREEN
                              Precious Metals Fund
                     Fund at a Glance as of October 31, 2000

"For the Fund's gold investments, we followed the basic policy that has guided our strategies over the long term: investing the majority of assets in companies with substantial, proven, low-cost reserves."

                                    Portfolio
                                   Management
                                   ----------

                                    [PHOTO]

                                John Madden, CFA
                              Tenure: October 1995

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 2000 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C and Y prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns for Classes A and Y would have been lower.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 1/30/1978   Class A    Class B    Class C    Class Y
Class Inception Date                 1/20/1998  1/30/1978  1/29/1998  2/29/2000
Average Annual Returns*
1 year with sales charge               -29.91%    -30.61%    -28.45%      n/a
1 year w/o sales charge                -26.43%    -26.96%    -26.99%   -26.37%
5 years                                -14.81%    -14.92%    -14.63%   -14.10%
10 years                                -3.51%     -3.80%     -3.81%    -3.18%
Maximum Sales Charge                     4.75%      5.00%      2.00%      n/a
                                    Front End       CDSC       CDSC

*Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                Class B        LGFI         S&P 500         CPI

10/31/90        10,000        10,000        10,000        10,000
10/31/91        11,132        10,458        13,350        10,292
10/31/92         9,868         8,584        14,679        10,622
10/31/93        16,502        13,704        16,872        10,914
10/31/94        18,408        15,835        17,525        11,199
10/31/95        14,961        12,880        22,158        11,513
10/31/96        17,339        15,294        27,497        11,858
10/31/97        11,869         9,874        36,327        12,105
10/31/98         9,186         7,377        44,315        12,285
10/31/99         9,298         7,491        55,695        12,599
10/31/00         6,791         5,366        59,087        13,022


Comparison of a $10,000 investment in Evergreen Precious Metals Fund, Class B shares/2/, versus a similar investment in the Standard & Poor's 500 Index (S&P
500), the Lipper Gold Fund Index (LGFI) and the Consumer Price Index (CPI).

The S&P 500 and the LGFI are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Funds that concentrate their investments in a single industry may face an increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of October 31, 2000 and is subject to change.

                                    EVERGREEN
                              Precious Metals Fund
                           Portfolio Manager Interview

How did the Evergreen Precious Metals Fund perform during the twelve-month period?

The Fund's Class B Shares returned -26.96% for the twelve-month period ended October 31, 2000, before the deduction of any applicable sales charges. This compared to the average decline of 27.45% produced by the Gold Funds followed by Lipper, Inc. Lipper, Inc. is an independent monitor of mutual fund performance. For the same period, the S&P 500 and the Lipper Gold Indices returned 6.09% and -28.37%, respectively. The Fund's performance reflects the difficult investment environment for gold, over the past year. Since investing in gold is the primary objective of the Fund, gold stocks represent a significant portion of the Fund's net assets. The performance of gold stocks tends to directly reflect the price of the metal. Because of this close relationship, when gold performs as negatively as it did over the past twelve-months, the Fund's share price can decline.

                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                     $49,938,215
Number of Holdings                                                            42
Beta                                                                      0.89%*
P/E Ratio                                                                 35.2x*

*as of 9/30/2000

Why was the environment for gold so challenging?

The primary difficulty for gold continued to be a robust U.S. economy and the resulting strength of the stock market and the U.S. dollar. The equity market and U.S. dollar were highly competitive investment alternatives, and attracted assets away from gold. Price support for the metal was weak for most of the period.

At the end of October 1999, the price of gold stood at $300 per ounce. In February, it reached its high for the period of $315 per ounce, and by October 2000, the price of gold had fallen back to $265 per ounce. There was a brief rally in June 2000, largely in response to a period of weakness in the U.S. dollar, in which the price of gold rallied from $270 to $290 an ounce. After reaching that interim high, gold prices resumed their slide through the rest of the fiscal period.

                                   Top Sectors
                                   -----------
                   (as a percentage of 10/31/2000 net assets)

Materials (Metals & Mining)                                                97.1%
Financials                                                                  0.6%

How was the investment environment for other precious metals?

Other precious metals fared better. There is a substantial market in both jewelry and industrial fields--most notably automobile catalytic mufflers--for platinum and palladium. Strong auto sales and stricter pollution requirements have increased demand for these metals, while supply has remained tight. As a result, platinum and palladium prices have moved higher. Platinum has averaged $525 per ounce year-to-date through October 31, 2000, versus $350 per ounce for much of 1999--and palladium has done even better. Palladium has averaged well over $600 per ounce through the first ten months of 2000; and at the end of the fiscal period, the metal was trading at nearly $800 per ounce.

Diamonds also have done well. As the ultimate luxury good in the eyes of many consumers, diamond sales have reflected the booming economy and strong stock market. Sales also were given a boost by a well-

                                    EVERGREEN
                              Precious Metals Fund
                           Portfolio Manager Interview

conceived Millenium ad campaign by DeBeers, the industry leader. DeBeers' stock rose 50% between April 2000 and October 2000, despite the fact that the company has been examining its role in the changing diamond market and new strategies were untested, as of the end of the fiscal period.

                                 Top 10 Holdings
                                 ---------------
                   (as a percentage of 10/31/2000 net assets)

Gencor, Ltd.                                                                6.8%
Anglo-American Platinum Corp., Ltd.                                         6.3%
Impala Platinum Holdings, Ltd.                                              6.0%
Franco Nevada Mining, Ltd.                                                  5.6%
Meridian Gold, Inc.                                                         5.5%
Goldcorp, Inc.                                                              4.8%
AngloGold, Ltd.                                                             4.6%
Goldfields, Ltd.                                                            4.6%
Harmony Gold Mining, Ltd.                                                   4.4%
Newmont Mining Corp.                                                        4.4%

How did you manage the Fund in this environment?

We maintained our commitment to the Fund's primary objective of providing investors with an exposure to the price of gold, but used the Fund's flexibility to invest in other sectors to generate better, more immediate returns. The Fund's investments in platinum, palladium and diamonds performed well. However, we employed the Fund's flexibility cautiously, staying within the realm of our definition of precious metals and minerals, and limiting our commitment to these sectors so that the Fund could still participate in a potential rally in gold. As of October 31, 2000, the Fund's assets were invested as follows: Gold-related equities: 75%, Platinum and Palladium-related equities: 20%, and Diamond-related equities: 5%.

For the Fund's gold investments, we followed the basic policy that has guided our strategies over the long term: investing the majority of assets in companies with substantial, proven, low-cost reserves. The Fund is invested in North America and overseas, with significant positions in South Africa, since that is where some of the world's premier gold operations are located. The Fund's assets represent many familiar names, including Barrick Gold, Placer Dome and Anglogold. We also continued to seek lesser-known situations that could offer exceptional growth or exploration potential. One of these positions, Gabriel Resources, is a company that develops gold production in Romania from deposits that have been known since the time of the Roman Empire, but have never been exploited using modern recovery methods. Another holding, Buenaventura, S.A. is a Peruvian company we believe provides compelling value because of its substantial reserves.

                              Geographic Allocation
                              ---------------------
                   (as a percentage of 10/31/2000 net assets)

South Africa                                                               40.2%
Canada                                                                     38.4%
United States                                                              10.8%
Australia                                                                   8.7%
Peru                                                                        1.3%
Papua New Guinea                                                            0.6%

                                    EVERGREEN
                              Precious Metals Fund
                           Portfolio Manager Interview

What is your outlook?

We are cautiously optimistic. Gold has been under pressure for several years, and in our opinion, it has become increasingly undervalued. There also are a growing number of signs that the U.S. economy is slowing, making the stock market's performance more vulnerable. The combination could renew interest in gold as an investment alternative.

An increasing number of investors have expressed concerns about credit risks and earnings forecasts, both in the United States and abroad, which could dampen investor interest in the stock market. Investors also are monitoring the extent to which technology-driven capital spending and productivity may be trending lower. Further, a worldwide drop in production levels and weaker commodity prices--with the exception of oil--are being seen as a threat to both economic growth and the generally benign outlook for inflation. Historically, the price of gold has risen as concerns about inflation increase.

The bull market has had a long run, but we doubt that situation will be permanent. As the economy slows, we think investor concerns will continue to grow about the vulnerability of the stock market, causing the U.S. dollar to weaken. We expect those events, combined with the undervalued price of gold, to prompt renewed interest in gold as a viable investment alternative.

                                   EVERGREEN
                          Emerging Markets Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                              Year Ended October 31,
                                   ------------------------------------------
                                   2000 #   1999 #   1998 #   1997 #   1996 #
CLASS A SHARES
Net asset value, beginning of
 period                            $ 9.32   $ 7.90   $ 9.99   $ 8.46   $ 7.90
                                   ------   ------   ------   ------   ------
Income from investment operations
Net investment income (loss)        (0.06)   (0.01)    0.14        0    (0.01)
Net realized and unrealized gains
 or losses on securities and
 foreign currency related
 transactions                       (0.70)    1.44    (1.98)    1.53     0.62
                                   ------   ------   ------   ------   ------
Total from investment operations    (0.76)    1.43    (1.84)    1.53     0.61
                                   ------   ------   ------   ------   ------
Distributions to shareholders
 from
Net investment income                   0    (0.01)       0        0    (0.05)
Net realized gains                      0        0    (0.25)       0        0
                                   ------   ------   ------   ------   ------
Total distributions to
 shareholders                           0    (0.01)   (0.25)       0    (0.05)
                                   ------   ------   ------   ------   ------
Net asset value, end of period     $ 8.56   $ 9.32   $ 7.90   $ 9.99   $ 8.46
                                   ------   ------   ------   ------   ------
Total return*                       (8.15%)  18.16%  (18.89%)  18.09%    7.70%
Ratios and supplemental data
Net assets, end of period
 (thousands)                       $6,331   $8,390   $6,195   $2,777   $1,645
Ratios to average net assets
 Expenses++                          2.18%    2.16%    2.04%    1.75%    1.74%
 Net investment income (loss)       (0.58%)  (0.09%)   1.54%   (0.02%)  (0.09%)
Portfolio turnover rate                57%     205%     380%     157%     107%
                                              Year Ended October 31,
                                   ------------------------------------------
                                   2000 #   1999 #   1998 #   1997 #   1996 #
CLASS B SHARES
Net asset value, beginning of
 period                            $ 9.01   $ 7.69   $ 9.85   $ 8.39   $ 7.85
                                   ------   ------   ------   ------   ------
Income from investment operations
Net investment income (loss)        (0.14)   (0.08)    0.08    (0.08)   (0.08)
Net realized and unrealized gains
 or losses on securities and
 foreign currency related
 transactions                       (0.65)    1.41    (1.99)    1.54     0.62
                                   ------   ------   ------   ------   ------

Total from investment operations    (0.79)    1.33    (1.91)    1.46     0.54
                                   ------   ------   ------   ------   ------
Distributions to shareholders
 from
Net investment income                   0    (0.01)       0        0        0
Net realized gains                      0        0    (0.25)       0        0
                                   ------   ------   ------   ------   ------
Total distributions to
 shareholders                           0    (0.01)   (0.25)       0        0
                                   ------   ------   ------   ------   ------

Net asset value, end of period     $ 8.22   $ 9.01   $ 7.69   $ 9.85   $ 8.39
                                   ------   ------   ------   ------   ------
Total return*                       (8.77%)  17.32%  (19.89%)  17.40%    6.90%
Ratios and supplemental data
Net assets, end of period
 (thousands)                       $2,379   $3,452   $2,970   $4,020   $2,881
Ratios to average net assets
 Expenses++                          2.93%    2.90%    2.78%    2.50%    2.50%
 Net investment income (loss)       (1.32%)  (0.97%)   0.80%   (0.79%)  (0.87%)
Portfolio turnover rate                57%     205%     380%     157%     107%

*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Emerging Markets Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                          Year Ended October 31,
                               -----------------------------------------------
                               2000 #    1999 #    1998 #    1997 #    1996 #
CLASS C SHARES
Net asset value, beginning of
 period                        $  9.02   $  7.68   $  9.85   $  8.38   $  7.84
                               -------   -------   -------   -------   -------
Income from investment
 operations
Net investment income (loss)     (0.14)    (0.08)     0.05     (0.06)    (0.08)
Net realized and unrealized
 gains or losses on
 securities and foreign
 currency related
 transactions                    (0.65)     1.43     (1.97)     1.53      0.62
                               -------   -------   -------   -------   -------
Total from investment
 operations                      (0.79)     1.35     (1.92)     1.47      0.54
                               -------   -------   -------   -------   -------
Distributions to shareholders
 from
Net investment income                0     (0.01)        0         0         0
Net realized gains                   0         0     (0.25)        0         0
                               -------   -------   -------   -------   -------
Total distributions to
 shareholders                        0     (0.01)    (0.25)        0         0
                               -------   -------   -------   -------   -------
Net asset value, end of
 period                        $  8.23   $  9.02   $  7.68   $  9.85   $  8.38
                               -------   -------   -------   -------   -------
Total return*                    (8.76%)   17.60%   (20.00%)   17.50%     6.90%
Ratios and supplemental data
Net assets, end of period
 (thousands)                   $   578   $ 1,024   $   577   $ 1,282   $    85
Ratios to average net assets
 Expenses++                       2.93%     2.90%     2.78%     2.50%     2.51%
 Net investment income (loss)    (1.30%)   (0.96%)    0.59%    (0.61%)   (0.91%)
Portfolio turnover rate             57%      205%      380%      157%      107%


                                          Year Ended October 31,
                               -----------------------------------------------
                               2000 #    1999 #    1998 #    1997 #    1996 #
CLASS Y SHARES
Net asset value, beginning of
 period                        $  9.41   $  7.96   $ 10.04   $  8.48   $  7.92
                               -------   -------   -------   -------   -------
Income from investment
 operations
Net investment income (loss)     (0.04)        0      0.16      0.03      0.01
Net realized and unrealized
 gains or losses on
 securities and foreign
 currency related
 transactions                    (0.70)     1.47     (1.98)     1.53      0.62
                               -------   -------   -------   -------   -------
Total from investment
 operations                      (0.74)     1.47     (1.82)     1.56      0.63
                               -------   -------   -------   -------   -------
Distributions to shareholders
 from
Net investment income                0     (0.02)    (0.01)        0     (0.07)
Net realized gains                   0         0     (0.25)        0         0
                               -------   -------   -------   -------   -------
Total distributions to
 shareholders                        0     (0.02)    (0.26)        0     (0.07)
                               -------   -------   -------   -------   -------
Net asset value, end of
 period                        $  8.67   $  9.41   $  7.96   $ 10.04   $  8.48
                               -------   -------   -------   -------   -------
Total return                     (7.86%)   18.57%   (18.63%)   18.40%     7.90%
Ratios and supplemental data
Net assets, end of period
 (thousands)                   $47,992   $52,372   $48,953   $61,142   $28,959
Ratios to average net assets
 Expenses++                       1.94%     1.91%     1.78%     1.50%     1.50%
 Net investment income (loss)    (0.36%)    0.04%     1.71%     0.25%     0.11%
Portfolio turnover rate             57%      205%      380%      157%      107%

*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Global Leaders Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Year Ended October 31,
                         ------------------------------------------------------
                          2000 #     1999 #     1998 #     1997 #    1996 (a) #
CLASS A SHARES
Net asset value,
 beginning of period     $  18.35   $  14.95   $  13.67   $  11.91    $ 11.29
                         --------   --------   --------   --------    -------
Income from investment
 operations
Net investment income
 (loss)                     (0.03)     (0.06)     (0.04)     (0.01)         0
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions                1.09       3.46       1.38       1.78       0.62
                         --------   --------   --------   --------    -------
Total from investment
 operations                  1.06       3.40       1.34       1.77       0.62
                         --------   --------   --------   --------    -------
Distributions to
 shareholders from
Net realized gains          (0.32)         0      (0.06)     (0.01)         0
                         --------   --------   --------   --------    -------
Total distributions to
 shareholders               (0.32)         0      (0.06)     (0.01)         0
                         --------   --------   --------   --------    -------
Net asset value, end of
 period                  $  19.09   $  18.35   $  14.95   $  13.67    $ 11.91
                         --------   --------   --------   --------    -------
Total return*                5.82%     22.74%      9.82%     14.88%      5.50%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $134,930   $185,806   $142,622   $ 38,604    $12,975
Ratios to average net
 assets
 Expenses++                  1.69%      1.79%      1.85%      1.91%      1.75%+
 Net investment income
  (loss)                    (0.16%)    (0.37%)    (0.25%)    (0.05%)     0.10%+
Portfolio turnover rate        32%        33%        16%        29%        20%

                                        Year Ended October 31,
                         ------------------------------------------------------
                          2000 #     1999 #     1998 #     1997 #    1996 (a) #
CLASS B SHARES
Net asset value,
 beginning of period     $  17.92   $  14.70   $  13.52   $  11.87    $ 11.29
                         --------   --------   --------   --------    -------
Income from investment
 operations
Net investment loss         (0.19)     (0.19)     (0.16)     (0.11)     (0.02)
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions                1.08       3.41       1.40       1.77       0.60
                         --------   --------   --------   --------    -------
Total from investment
 operations                  0.89       3.22       1.24       1.66       0.58
                         --------   --------   --------   --------    -------
Distributions to
 shareholders from
Net realized gains          (0.32)         0      (0.06)     (0.01)         0
                         --------   --------   --------   --------    -------
Total distributions to
 shareholders               (0.32)         0      (0.06)     (0.01)         0
                         --------   --------   --------   --------    -------
Net asset value, end of
 period                  $  18.49   $  17.92   $  14.70   $  13.52    $ 11.87
                         --------   --------   --------   --------    -------
Total return*                5.00%     21.90%      9.19%     14.01%      5.10%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $224,523   $207,433   $166,556   $134,375    $41,948
Ratios to average net
 assets
 Expenses++                  2.43%      2.58%      2.61%      2.66%      2.50%+
 Net investment loss        (0.93%)    (1.16%)    (1.09%)    (0.83%)    (0.68%)+
Portfolio turnover rate        32%        33%        16%        29%        20%

(a) For the period from June 3, 1996 (commencement of class operations) to Oc-tober 31, 1996.
*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

+    Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Global Leaders Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                         Year Ended October 31,
                            --------------------------------------------------
                            2000 #    1999 #    1998 #    1997 #    1996 (a) #
CLASS C SHARES
Net asset value, beginning
 of period                  $ 17.89   $ 14.67   $ 13.51   $ 11.86    $ 11.29
                            -------   -------   -------   -------    -------
Income from investment
 operations
Net investment loss           (0.18)    (0.19)    (0.16)    (0.11)     (0.02)
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions                  1.07      3.41      1.38      1.77       0.59
                            -------   -------   -------   -------    -------
Total from investment
 operations                    0.89      3.22      1.22      1.66       0.57
                            -------   -------   -------   -------    -------

Distributions to
 shareholders from

Net realized gains            (0.32)        0     (0.06)    (0.01)         0
                            -------   -------   -------   -------    -------
Total distributions to
 shareholders                 (0.32)        0     (0.06)    (0.01)         0
                            -------   -------   -------   -------    -------
Net asset value, end of
 period                     $ 18.46   $ 17.89   $ 14.67   $ 13.51    $ 11.86
                            -------   -------   -------   -------    -------
Total return*                  5.01%    21.95%     9.05%    14.02%      5.00%
Ratios and supplemental
 data
Net assets, end of period
 (thousands)                $ 6,062   $ 4,486   $ 3,875   $ 2,386    $   554
Ratios to average net
 assets
 Expenses++                    2.43%     2.57%     2.61%     2.65%      2.50%+
 Net investment loss          (0.91%)   (1.15%)   (1.06%)   (0.80%)    (0.67%)+
Portfolio turnover rate          32%       33%       16%       29%        20%


                                         Year Ended October 31,
                            --------------------------------------------------
                            2000 #    1999 #    1998 #    1997 #      1996 #
CLASS Y SHARES
Net asset value, beginning
 of period                  $ 18.54   $ 15.05   $ 13.71   $ 11.91    $ 10.00
                            -------   -------   -------   -------    -------
Income from investment
 operations
Net investment income
 (loss)                        0.01     (0.03)    (0.01)     0.03       0.07
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions                  1.10      3.52      1.41      1.78       1.88
                            -------   -------   -------   -------    -------
Total from investment
 operations                    1.11      3.49      1.40      1.81       1.95
                            -------   -------   -------   -------    -------
Distributions to
 shareholders from
Net investment income             0         0         0         0      (0.04)
Net realized gains            (0.32)        0     (0.06)    (0.01)         0
                            -------   -------   -------   -------    -------
Total distributions to
 shareholders                 (0.32)        0     (0.06)    (0.01)     (0.04)
                            -------   -------   -------   -------    -------
Net asset value, end of
 period                     $ 19.33   $ 18.54   $ 15.05   $ 13.71    $ 11.91
                            -------   -------   -------   -------    -------
Total return                   6.03%    23.19%    10.23%    15.22%     19.60%
Ratios and supplemental
 data
Net assets, end of period
 (thousands)                $42,018   $47,043   $41,873   $35,461    $18,607
Ratios to average net
 assets
 Expenses++                    1.43%     1.57%     1.61%     1.64%      1.47%+
 Net investment income
  (loss)                       0.07%    (0.16%)   (0.09%)    0.23%      0.62%+
Portfolio turnover rate          32%       33%       16%       29%        20%

(a) For the period from June 3, 1996 (commencement of class operations) to Oc-tober 31, 1996.
*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+    Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Global Opportunities Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                  Year Ended October 31,               Year Ended September 30,
                         -----------------------------------------    ---------------------------
                          2000 #     1999 #     1998 #    1997 (a)       1997 #          1996
CLASS A SHARES
Net asset value,
 beginning of period     $  26.08   $  19.26   $  23.53   $  24.90    $      24.56   $      23.43
                         --------   --------   --------   --------    ------------   ------------
Income from investment
 operations
Net investment income
 (loss)                     (0.25)     (0.18)     (0.12)      0.02           (0.17)         (0.06)
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions        6.89       8.22      (2.62)     (1.39)           1.76           1.19
                         --------   --------   --------   --------    ------------   ------------
Total from investment
 operations                  6.64       8.04      (2.74)     (1.37)           1.59           1.13
                         --------   --------   --------   --------    ------------   ------------
Distributions to
 shareholders from
Net realized gains          (4.90)     (1.22)     (1.53)         0           (1.25)             0
                         --------   --------   --------   --------    ------------   ------------
Total distributions to
 shareholders               (4.90)     (1.22)     (1.53)         0           (1.25)             0
                         --------   --------   --------   --------    ------------   ------------
Net asset value, end of
 period                  $  27.82   $  26.08   $  19.26   $  23.53    $      24.90   $      24.56
                         --------   --------   --------   --------    ------------   ------------
Total return*               27.91%     44.04%    (12.42%)    (5.50%)          6.95%          4.82%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $ 68,513   $ 53,533   $ 58,944   $ 98,031    $    113,477   $    250,427
Ratios to average net
 assets
 Expenses++                  1.68%      1.77%      1.81%      1.87%+          1.67%          1.62%
 Net investment income
  (loss)                    (0.82%)    (0.81%)    (0.54%)    (1.40%)+        (0.69%)        (0.53%)
Portfolio turnover rate       218%       136%       127%         7%             72%            67%

                                  Year Ended October 31,               Year Ended September 30,
                         -----------------------------------------    ---------------------------
                          2000 #     1999 #     1998 #    1997 (a)       1997 #          1996
CLASS B SHARES
Net asset value,
 beginning of period     $  24.65   $  18.39   $  22.69   $  24.03    $      23.92   $      23.00
                         --------   --------   --------   --------    ------------   ------------
Income from investment
 operations
Net investment loss         (0.45)     (0.32)     (0.28)     (0.06)          (0.32)         (0.21)
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions        6.49       7.80      (2.49)     (1.28)           1.68           1.13
                         --------   --------   --------   --------    ------------   ------------
Total from investment
 operations                  6.04       7.48      (2.77)     (1.34)           1.36           0.92
                         --------   --------   --------   --------    ------------   ------------
Distributions to
 shareholders from
Net realized gains          (4.90)     (1.22)     (1.53)         0           (1.25)             0
                         --------   --------   --------   --------    ------------   ------------
Total distributions to
 shareholders               (4.90)     (1.22)     (1.53)         0           (1.25)             0
                         --------   --------   --------   --------    ------------   ------------
Net asset value, end of
 period                  $  25.79   $  24.65   $  18.39   $  22.69    $      24.03   $      23.92
                         --------   --------   --------   --------    ------------   ------------
Total return*               26.94%     43.02%    (13.06%)    (5.58%)          6.14%          4.00%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $143,909   $111,267   $122,147   $216,471    $    238,936   $    385,839
Ratios to average net
 assets
 Expenses++                  2.43%      2.53%      2.55%      2.62%+          2.46%          2.40%
 Net investment loss        (1.58%)    (1.57%)    (1.30%)    (2.15%)+        (1.45%)        (1.37%)
Portfolio turnover rate       218%       136%       127%         7%             72%            67%

(a) For the one month ended October 31, 1997. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.
*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+    Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Global Opportunities Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                 Year Ended October 31,             Year Ended September 30,
                         --------------------------------------    --------------------------
                         2000 #    1999 #    1998 #    1997 (a)      1997 #          1996
CLASS C SHARES
Net asset value,
 beginning of period     $ 24.70   $ 18.43   $ 22.73   $ 24.07     $     23.97   $      23.04
                         -------   -------   -------   -------     -----------   ------------
Income from investment
 operations
Net investment loss        (0.45)    (0.32)    (0.28)    (0.07)          (0.33)         (0.24)
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions       6.51      7.81     (2.49)    (1.27)           1.68           1.17
                         -------   -------   -------   -------     -----------   ------------
Total from investment
 operations                 6.06      7.49     (2.77)    (1.34)           1.35           0.93
                         -------   -------   -------   -------     -----------   ------------
Distributions to
 shareholders from
Net realized gains         (4.90)    (1.22)    (1.53)        0           (1.25)             0
                         -------   -------   -------   -------     -----------   ------------
Total distributions to
 shareholders              (4.90)    (1.22)    (1.53)        0           (1.25)             0
                         -------   -------   -------   -------     -----------   ------------
Net asset value, end of
 period                  $ 25.86   $ 24.70   $ 18.43   $ 22.73     $     24.07   $      23.97
                         -------   -------   -------   -------     -----------   ------------
Total return*              26.97%    42.98%   (13.03%)   (5.57%)          6.08%          4.04%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $29,427   $19,963   $23,043   $43,869     $    49,524   $    124,549
Ratios to average net
 assets
 Expenses++                 2.43%     2.53%     2.56%     2.62%+          2.45%          2.40%
 Net investment loss       (1.57%)   (1.57%)   (1.31%)   (2.15%)+        (1.48%)        (1.38%)
Portfolio turnover rate      218%      136%      127%        7%             72%            67%

                               Year Ended October 31,
                         -----------------------------------       Year Ended
                         2000 #   1999 #   1998 #   1997 (a)   September 30, 1997 (b)
CLASS Y SHARES
Net asset value,
 beginning of period     $26.19   $19.58   $23.90    $25.24          $23.05
                         ------   ------   ------    ------          ------
Income from investment
 operations
Net investment income
 (loss)                   (0.15)   (0.20)    0.09         0           (0.28)
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions      6.89     8.03    (2.88)    (1.34)           2.47
                         ------   ------   ------    ------          ------
Total from investment
 operations                6.74     7.83    (2.79)    (1.34)           2.19
                         ------   ------   ------    ------          ------
Distributions to
 shareholders from
Net realized gains        (4.90)   (1.22)   (1.53)        0               0
                         ------   ------   ------    ------          ------
Total distributions to
 shareholders             (4.90)   (1.22)   (1.53)        0               0
                         ------   ------   ------    ------          ------
Net asset value, end of
 period                  $28.03   $26.19   $19.58    $23.90          $25.24
                         ------   ------   ------    ------          ------
Total return              28.22%   42.20%  (12.45%)   (5.31%)          9.50%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $  782   $  231   $   31    $    0          $    0
Ratios to average net
 assets
 Expenses++                1.42%    1.72%    1.49%     1.62%+          1.42%+
 Net investment income
  (loss)                  (0.48%)  (0.49%)   0.17%    (1.62%)+        (1.22%)+
Portfolio turnover rate     218%     136%     127%        7%             72%

(a) For the one month ended October 31, 1997. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.
(b) For the period from January 13, 1997 (commencement of class operations) to September 30, 1997.
*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+    Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           International Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                    Year Ended October 31,
                                                  --------------------------
                                                  2000 #  1999 #  1998 (a) #
CLASS A SHARES
Net asset value, beginning of period              $ 8.72  $ 7.47    $6.88
                                                  ------  ------    -----
Income from investment operations
Net investment income                               0.07    0.06     0.10
Net realized and unrealized gains on securities,
 futures contracts and foreign currency related
 transactions                                       0.34    1.19     0.49
                                                  ------  ------    -----
Total from investment operations                    0.41    1.25     0.59
                                                  ------  ------    -----
Distributions to shareholders from
Net investment income                              (0.11)      0        0
Net realized gains                                 (0.41)      0        0
                                                  ------  ------    -----
Total distributions to shareholders                (0.52)      0        0
                                                  ------  ------    -----
Net asset value, end of period                    $ 8.61  $ 8.72    $7.47
                                                  ------  ------    -----
Total return*                                       4.66%  16.73%    8.58%
Ratios and supplemental data
Net assets, end of period (millions)              $  132  $  128    $ 129
Ratios to average net assets
 Expenses++                                         1.15%   1.22%    1.53%+
 Net investment income                              0.72%   0.77%    1.08%+
Portfolio turnover rate                              145%    131%     155%

                                             Year Ended October 31,
                                    -----------------------------------------
                                    2000 #   1999 #  1998 #   1997 #    1996
CLASS B SHARES
Net asset value, beginning of
 period                             $ 8.62   $ 7.43  $ 8.65   $ 7.69   $ 7.11
                                    ------   ------  ------   ------   ------
Income from investment operations
Net investment loss                  (0.01)       0   (0.02)   (0.05)   (0.02)
Net realized and unrealized gains
 on securities, futures contracts
 and foreign currency related
 transactions                         0.35     1.19    0.67     1.27     0.75
                                    ------   ------  ------   ------   ------
Total from investment operations      0.34     1.19    0.65     1.22     0.73
                                    ------   ------  ------   ------   ------
Distributions to shareholders from
Net investment income                (0.06)       0   (0.33)   (0.10)   (0.10)
Net realized gains                   (0.41)       0   (1.54)   (0.16)   (0.05)
                                    ------   ------  ------   ------   ------
Total distributions to
 shareholders                        (0.47)       0   (1.87)   (0.26)   (0.15)
                                    ------   ------  ------   ------   ------
Net asset value, end of period      $ 8.49   $ 8.62  $ 7.43   $ 8.65   $ 7.69
                                    ------   ------  ------   ------   ------
Total return*                         3.86%   16.02%   9.35%   15.69%   10.47%
Ratios and supplemental data
Net assets, end of period
 (millions)                         $   50   $   64  $   75   $  152   $  148
Ratios to average net assets
 Expenses++                           1.90%    1.97%   2.30%    2.39%    2.43%
 Net investment income (loss)        (0.11%)   0.01%  (0.13%)  (0.49%)  (0.21%)
Portfolio turnover rate                145%     131%    155%     101%      52%

(a) For the period from January 20, 1998 (commencement of class operations) to October 31, 1998.
*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+    Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           International Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                   Year Ended October 31,
                                                 ----------------------------
                                                 2000 #   1999 #   1998 (a) #
CLASS C SHARES
Net asset value, beginning of period             $ 8.62   $ 7.43     $ 7.64
                                                 ------   ------     ------
Income from investment operations
Net investment income (loss)                      (0.01)       0       0.03
Net realized and unrealized gains and losses on
 securities and foreign currency related
 transactions                                      0.36     1.19      (0.24)
                                                 ------   ------     ------
Total from investment operations                   0.35     1.19      (0.21)
                                                 ------   ------     ------
Distributions to shareholders from
Net investment income                             (0.06)       0          0
Net realized gains                                (0.41)       0          0
                                                 ------   ------     ------
Total distributions to shareholders               (0.47)       0          0
                                                 ------   ------     ------
Net asset value, end of period                   $ 8.50   $ 8.62     $ 7.43
                                                 ------   ------     ------
Total return*                                      3.99%   16.02%     (2.75%)
Ratios and supplemental data
Net assets, end of period (millions)             $    3   $    2     $    3
Ratios to average net assets
 Expenses++                                        1.91%    1.97%      2.19%+
 Net investment income (loss)                     (0.10%)  (0.02%)     0.44%+
Portfolio turnover rate                             145%     131%       155%

                                                   Year Ended October 31,
                                                 --------------------------
                                                 2000 #  1999 #  1998 (b) #
CLASS Y SHARES
Net asset value, beginning of period             $8.73   $ 7.45    $ 7.73
                                                 -----   ------    ------
Income from investment operations
Net investment income                             0.09     0.08      0.07
Net realized and unrealized gains and losses on
 securities and foreign currency related
 transactions                                     0.35     1.20     (0.35)
                                                 -----   ------    ------
Total from investment operations                  0.44     1.28     (0.28)
                                                 -----   ------    ------
Distributions to shareholders from
Net investment income                            (0.14)       0         0
Net realized gains                               (0.41)       0         0
                                                 -----   ------    ------
Total distributions to shareholders              (0.55)       0         0
                                                 -----   ------    ------
Net asset value, end of period                   $8.62   $ 8.73    $ 7.45
                                                 -----   ------    ------
Total return                                      4.93%   17.18%    (3.62%)
Ratios and supplemental data
Net assets, end of period (millions)             $ 567   $  506    $  428
Ratios to average net assets
 Expenses++                                       0.90%    0.97%     1.18%+
 Net investment income                            0.97%    1.02%     1.13%+
Portfolio turnover rate                            145%     131%      155%

(a) For the period from March 6, 1998 (commencement of class operations) to October 31, 1998.
(b) For the period from March 9, 1998 (commencement of class operations) to October 31, 1998.
*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+    Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               Latin America Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                              Year Ended October 31,
                                    ------------------------------------------
                                    2000 #   1999 #  1998 #    1997     1996
CLASS A SHARES
Net asset value, beginning of
 period                             $ 8.38   $ 7.56  $13.15   $ 11.13  $  9.86
                                    ------   ------  ------   -------  -------
Income from investment operations
Net investment income (loss)         (0.01)    0.08    0.14      0.02     0.39
Net realized and unrealized gains
 or losses on securities and
 foreign currency related
 transactions                         2.09     0.74   (2.87)     2.10     1.24
                                    ------   ------  ------   -------  -------
Total from investment operations      2.08     0.82   (2.73)     2.12     1.63
                                    ------   ------  ------   -------  -------
Distributions to shareholders from
Net investment income                    0        0       0     (0.10)   (0.36)
Net realized gains                       0        0   (2.86)        0        0
                                    ------   ------  ------   -------  -------
Total distributions to
 shareholders                            0        0   (2.86)    (0.10)   (0.36)
                                    ------   ------  ------   -------  -------
Net asset value, end of period      $10.46   $ 8.38  $ 7.56   $ 13.15  $ 11.13
                                    ------   ------  ------   -------  -------
Total return*                        24.82%   10.85% (27.18%)   19.18%   16.74%
Ratios and supplemental data
Net assets, end of period
 (thousands)                        $4,717   $4,853  $6,483   $13,621  $11,021
Ratios to average net assets
 Expenses++                           1.85%    1.95%   1.86%     1.69%    1.83%
 Net investment income (loss)        (0.11%)   1.05%   1.33%     0.20%    3.05%
Portfolio turnover rate                 40%     238%    197%      105%     112%

                                           Year Ended October 31,
                                ----------------------------------------------
                                2000 #    1999 #   1998 #     1997      1996
CLASS B SHARES
Net asset value, beginning of
 period                         $  8.07   $  7.34  $ 12.91   $ 10.98   $  9.76
                                -------   -------  -------   -------   -------
Income from investment
 operations
Net investment income (loss)      (0.07)     0.01     0.06     (0.08)     0.23
Net realized and unrealized
 gains or losses on securities
 and foreign currency related
 transactions                      2.00      0.72    (2.77)     2.09      1.30
                                -------   -------  -------   -------   -------
Total from investment
 operations                        1.93      0.73    (2.71)     2.01      1.53
                                -------   -------  -------   -------   -------
Distributions to shareholders
 from
Net investment income                 0         0        0     (0.08)    (0.31)
Net realized gains                    0         0    (2.86)        0         0
                                -------   -------  -------   -------   -------
Total distributions to
 shareholders                         0         0    (2.86)    (0.08)    (0.31)
                                -------   -------  -------   -------   -------
Net asset value, end of period  $ 10.00   $  8.07  $  7.34   $ 12.91   $ 10.98
                                -------   -------  -------   -------   -------
Total return*                     23.92%     9.95%  (27.60%)   18.40%    15.82%
Ratios and supplemental data
Net assets, end of period
 (thousands)                    $17,796   $20,752  $32,046   $75,271   $79,026
Ratios to average net assets
 Expenses++                        2.60%     2.68%    2.61%     2.50%     2.59%
 Net investment income (loss)     (0.69%)    0.16%    0.60%    (0.51%)    2.30%
Portfolio turnover rate              40%      238%     197%      105%      112%

*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               Latin America Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                             Year Ended October 31,
                                    ------------------------------------------
                                    2000 #   1999 #  1998 #    1997      1996
CLASS C SHARES
Net asset value, beginning of
 period                             $ 8.06   $ 7.32  $12.92   $ 10.99   $ 9.77
                                    ------   ------  ------   -------   ------
Income from investment operations
Net investment income (loss)         (0.07)    0.01    0.05     (0.07)    0.23
Net realized and unrealized gains
 or losses on securities and
 foreign currency related
 transactions                         2.00     0.73   (2.79)     2.08     1.30
                                    ------   ------  ------   -------   ------
Total from investment operations      1.93     0.74   (2.74)     2.01     1.53
                                    ------   ------  ------   -------   ------
Distributions to shareholders from
Net investment income                    0        0       0     (0.08)   (0.31)
Net realized gains                       0        0   (2.86)        0        0
                                    ------   ------  ------   -------   ------
Total distributions to
 shareholders                            0        0   (2.86)    (0.08)   (0.31)
                                    ------   ------  ------   -------   ------
Net asset value, end of period      $ 9.99   $ 8.06  $ 7.32   $ 12.92   $10.99
                                    ------   ------  ------   -------   ------
Total return*                        23.95%   10.11% (27.86%)   18.38%   15.80%
Ratios and supplemental data
Net assets, end of period
 (thousands)                        $3,522   $3,717  $4,725   $10,961   $8,791
Ratios to average net assets
 Expenses++                           2.60%    2.65%   2.61%     2.47%    2.59%
 Net investment income (loss)        (0.70%)   0.11%   0.54%    (0.52%)   2.26%
Portfolio turnover rate                 40%     238%    197%      105%     112%

                                                  Year Ended October 31,
                                                --------------------------
                                                2000 #  1999 #  1998 (a) #
CLASS Y SHARES
Net asset value, beginning of period            $ 8.42  $ 7.58    $10.94
                                                ------  ------    ------
Income from investment operations
Net investment income                             0.02    0.06      0.07
Net realized and unrealized gains or losses on
 securities and foreign currency related
 transactions                                     2.10    0.78     (3.43)
                                                ------  ------    ------
Total from investment operations                  2.12    0.84     (3.36)
                                                ------  ------    ------
Net asset value, end of period                  $10.54  $ 8.42    $ 7.58
                                                ------  ------    ------
Total return                                     25.18%  11.08%   (30.71%)
Ratios and supplemental data
Net assets, end of period (thousands)           $  377  $  270    $   28
Ratios to average net assets
 Expenses++                                       1.60%   1.58%     1.49%+
 Net investment income                            0.20%   0.71%     1.33%+
Portfolio turnover rate                             40%    238%      197%

(a) For the period from March 30, 1998 (commencement of class operations) to October 31, 1998.
*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+    Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Perpetual Global Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                          Year Ended October
                                 31,                Year Ended September 30,
                         ----------------------  -----------------------------------
                         2000 #    1999 (a) (b)  1999 #    1998      1997     1996
CLASS A SHARES
Net asset value,
 beginning of period     $ 23.86     $ 23.09     $ 18.92  $ 20.94   $ 17.86  $ 15.88
                         -------     -------     -------  -------   -------  -------
Income from investment
 operations
Net investment income
 (loss)                    (0.13)      (0.03)       0.02    (0.03)     0.04    (0.04)
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions      (0.01)       0.80        5.74    (0.97)     3.67     2.82
                         -------     -------     -------  -------   -------  -------
Total from investment
 operations                (0.14)       0.77        5.76    (1.00)     3.71     2.78
                         -------     -------     -------  -------   -------  -------
Distributions to
 shareholders from
Net realized gains         (3.35)          0       (1.59)   (1.02)    (0.63)   (0.80)
                         -------     -------     -------  -------   -------  -------
Total distributions to
 shareholders              (3.35)          0       (1.59)   (1.02)    (0.63)   (0.80)
                         -------     -------     -------  -------   -------  -------
Net asset value, end of
 period                  $ 20.37     $ 23.86     $ 23.09  $ 18.92   $ 20.94  $ 17.86
                         -------     -------     -------  -------   -------  -------
Total return*              (1.28%)      3.33%      32.49%   (4.97%)   21.59%   18.40%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $75,096     $86,341     $88,743  $59,012   $46,556  $13,098
Ratios to average net
 assets
 Expenses++                 1.93%       2.16%+      1.84%    1.75%     1.89%    1.95%
 Net investment income
  (loss)                   (0.57%)     (1.49%)+     0.11%   (0.01%)    0.07%   (0.21%)
Portfolio turnover rate      181%         13%        144%     162%      128%     130%

                                                              Year Ended
                                                              October 31,
                                                           -----------------
                                                           2000 #   1999 (c)
CLASS B SHARES
Net asset value, beginning of period                       $23.87    $22.91
                                                           ------    ------
Income from investment operations
Net investment loss                                         (0.26)        0
Net realized and unrealized gains or losses on securities
 and foreign currency related transactions                  (0.05)     0.96
                                                           ------    ------
Total from investment operations                            (0.31)     0.96
                                                           ------    ------
Distributions to shareholders from
Net realized gains                                          (3.35)        0
                                                           ------    ------
Total distributions to shareholders                         (3.35)        0
                                                           ------    ------
Net asset value, end of period                             $20.21    $23.87
                                                           ------    ------
Total return*                                               (2.09%)    4.19%
Ratios and supplemental data
Net assets, end of period (thousands)                      $3,766    $1,048
Ratios to average net assets
 Expenses++                                                  2.68%     2.91%+
 Net investment loss                                        (1.18%)   (2.24%)+
Portfolio turnover rate                                       181%       13%

(a) For the one month ended October 31, 1999. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1999.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual Global Port-folio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respec-tively, of the Evergreen Perpetual Global Fund. Class B shares of Mentor Perpetual Global Portfolio were redesignated as Class C shares of Ever-green Perpetual Global Fund.
(c) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+    Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Perpetual Global Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                            Year Ended October 31,             Year Ended September 30,
                         ----------------------------   --------------------------------------
                          2000 #       1999 (a) (b)      1999 #     1998      1997      1996
CLASS C SHARES
Net asset value,
 beginning of period     $     22.71     $     21.99    $  18.21   $ 20.32   $ 17.46   $ 15.67
                         -----------     -----------    --------   -------   -------   -------
Income from investment
 operations
Net investment loss            (0.28)          (0.03)      (0.21)    (0.12)    (0.02)    (0.05)
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           0.01            0.75        5.58     (0.97)     3.51      2.64
                         -----------     -----------    --------   -------   -------   -------
Total from investment
 operations                    (0.27)           0.72        5.37     (1.09)     3.49      2.59
                         -----------     -----------    --------   -------   -------   -------
Distributions to
 shareholders from
Net realized gains             (3.35)              0       (1.59)    (1.02)    (0.63)    (0.80)
                         -----------     -----------    --------   -------   -------   -------
Total distributions to
 shareholders                  (3.35)              0       (1.59)    (1.02)    (0.63)    (0.80)
                         -----------     -----------    --------   -------   -------   -------
Net asset value, end of
 period                  $     19.09     $     22.71    $  21.99   $ 18.21   $ 20.32   $ 17.46
                         -----------     -----------    --------   -------   -------   -------
Total return*                  (2.01%)          3.27%      31.54%    (5.65%)   20.74%    17.39%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $   122,173     $   133,075    $128,192   $99,277   $89,030   $42,131
Ratios to average net
 assets
 Expenses++                     2.68%           2.91%+      2.58%     2.50%     2.64%     2.70%
 Net investment loss           (1.30%)         (2.24%)+    (0.67%)   (0.77%)   (0.68%)   (0.91%)
Portfolio turnover rate          181%             13%        144%      162%      128%      130%

                                                               Year Ended
                                Year Ended October 31,        September 30,
                             ----------------------------    ----------------
                              2000 #        1999 (a) (b)     1999 #  1998 (c)
CLASS Y SHARES
Net asset value, beginning
 of period                   $     23.99      $     23.21    $18.96   $18.81
                             -----------      -----------    ------   ------
Income from investment
 operations
Net investment income
 (loss)                            (0.32)           (0.02)     0.09        0
Net realized and unrealized
 gains or losses on
 securities and foreign
 currency related
 transactions                       0.23             0.80      5.75     0.30
                             -----------      -----------    ------   ------
Total from investment
 operations                        (0.09)            0.78      5.84     0.30
                             -----------      -----------    ------   ------
Distributions to
 shareholders from
Net realized gains                 (3.35)               0     (1.59)   (0.15)
                             -----------      -----------    ------   ------
Total distributions to
 shareholders                      (3.35)               0     (1.59)   (0.15)
                             -----------      -----------    ------   ------
Net asset value, end of
 period                      $     20.55      $     23.99    $23.21   $18.96
                             -----------      -----------    ------   ------
Total return                       (1.03%)           3.36%    32.87%    1.60%
Ratios and supplemental
 data
Net assets, end of period
 (thousands)                 $        24      $         1    $    1   $    1
Ratios to average net
 assets
 Expenses++                         1.66%            1.83%+    1.52%    1.50%+
 Net investment income
  (loss)                           (0.49%)          (0.87%)+   0.40%   (0.02%)+
Portfolio turnover rate              181%              13%      144%     162%

(a) For the one month ended October 31, 1999. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1999.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual Global Port-folio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respec-tively, of the Evergreen Perpetual Global Fund. Class B shares of Mentor Perpetual Global Portfolio were redesignated as Class C shares of Ever-green Perpetual Global Fund.
(c) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+    Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Perpetual International Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                              Year Ended October 31,
                                   -------------------------------------------
                                    2000 #    1999 (b) (c) #  1998 #  1997 (a)
CLASS A SHARES
Net asset value, beginning of
 period                            $  18.41      $ 14.65     $ 13.83  $ 12.53
                                   --------      -------     -------  -------
Income from investment operations
Net investment income (loss)          (0.03)        0.07        0.11     0.01
Net realized and unrealized gains
 or losses on securities and
 foreign currency related
 transactions                         (0.21)        3.69        0.91     1.29
                                   --------      -------     -------  -------
Total from investment operations      (0.24)        3.76        1.02     1.30
                                   --------      -------     -------  -------
Distributions to shareholders
 from
Net investment income                     0            0       (0.03)       0
Net realized gains                    (1.92)           0       (0.03)       0
Tax return on capital                     0            0       (0.14)       0
                                   --------      -------     -------  -------
Total distributions to
 shareholders                         (1.92)           0       (0.20)       0
                                   --------      -------     -------  -------
Net asset value, end of period     $  16.25      $ 18.41     $ 14.65  $ 13.83
                                   --------      -------     -------  -------
Total return*                         (1.88%)      25.67%       7.43%   10.38%
Ratios and supplemental data
Net assets, end of period
 (thousands)                       $103,599      $93,578     $62,782  $33,213
Ratios to average net assets
 Expenses++                            1.78%        1.80%       1.35%    1.35%+
 Net investment income (loss)         (0.14%)       0.42%       0.96%    0.71%+
Portfolio turnover rate                 140%         118%        120%     107%

                                                               Year Ended
                                                               October 31,
                                                           -------------------
                                                           2000 #   1999 (d) #
CLASS B SHARES
Net asset value, beginning of period                       $18.55     $17.88
                                                           ------     ------
Income from investment operations
Net investment loss                                         (0.13)     (0.01)
Net realized and unrealized gains or losses on securities
 and foreign currency related transactions                  (0.25)      0.68
                                                           ------     ------
Total from investment operations                            (0.38)      0.67
                                                           ------     ------
Distributions to shareholders from
Net realized gains                                          (1.92)         0
                                                           ------     ------
Total distributions to shareholders                         (1.92)         0
                                                           ------     ------
Net asset value, end of period                             $16.25     $18.55
                                                           ------     ------
Total return*                                               (2.69%)     3.75%
Ratios and supplemental data
Net assets, end of period (thousands)                      $5,215     $  248
Ratios to average net assets
 Expenses++                                                  2.52%      2.56%+
 Net investment loss                                        (0.68%)    (0.36%)+
Portfolio turnover rate                                       140%       118%

(a) For the period from December 27, 1996 (commencement of class operations) to October 31, 1997.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual International Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, re-spectively, of Evergreen Perpetual International Fund. Class B shares of Mentor Perpetual International Portfolio were redesignated as Class C shares of Evergreen Perpetual International Fund.
(c) As a result of the conversion of Mentor Perpetual International Portfolio to Evergreen Perpetual International Fund, the shareholders of Mentor Per-petual International Portfolio, Class E, became owners of that number of full and fractional shares of Evergreen Perpetual International Fund, Class A, having a net asset value of their shares immediately prior to the conversion of shares.
(d) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+    Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Perpetual International Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                               Year Ended October 31,
                                      -----------------------------------------
                                      2000 #    1999 (b) #  1998 #   1997 (a) #
CLASS C SHARES
Net asset value, beginning of period  $ 18.11    $ 14.52    $ 13.81   $ 12.53
                                      -------    -------    -------   -------
Income from investment operations
Net investment income (loss)            (0.16)     (0.06)      0.03         0
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions          (0.20)      3.65       0.88      1.28
                                      -------    -------    -------   -------
Total from investment operations        (0.36)      3.59       0.91      1.28
                                      -------    -------    -------   -------
Distributions to shareholders from
Net investment income                       0          0      (0.03)        0
Net realized gains                      (1.92)         0      (0.03)        0
Tax return on capital                       0          0      (0.14)        0
                                      -------    -------    -------   -------
Total distributions to shareholders     (1.92)         0      (0.20)        0
                                      -------    -------    -------   -------
Net asset value, end of period        $ 15.83    $ 18.11    $ 14.52   $ 13.81
                                      -------    -------    -------   -------
Total return*                           (2.64%)    24.72%      6.64%    10.22%
Ratios and supplemental data
Net assets, end of period
 (thousands)                          $74,884    $60,544    $42,354   $19,371
Ratios to average net assets
 Expenses++                              2.53%      2.56%      2.10%     2.10%+
 Net investment income (loss)           (0.88%)    (0.36%)     0.21%     0.04%+
Portfolio turnover rate                   140%       118%       120%      107%

                                            Year Ended October 31,
                               ------------------------------------------------
                               2000 #   1999 (b) #  1998 #  1997 #   1996 (c) #
CLASS Y SHARES
Net asset value, beginning of
 period                        $18.56     $14.74   $ 13.89  $ 12.12    $12.50
                               ------     ------   -------  -------    ------
Income from investment
 operations
Net investment income               0       0.10      0.27     0.15      0.04
Net realized and unrealized
 gains or losses on
 securities and foreign
 currency related
 transactions                   (0.20)      3.72      0.79     1.67     (0.42)
                               ------     ------   -------  -------    ------
Total from investment
 operations                     (0.20)      3.82      1.06     1.82     (0.38)
                               ------     ------   -------  -------    ------
Distributions to shareholders
 from
Net investment income               0          0     (0.02)   (0.05)        0
Net realized gains              (1.92)         0     (0.05)       0         0
Tax return on capital               0          0     (0.14)       0         0
                               ------     ------   -------  -------    ------
Total distributions to
 shareholders                   (1.92)         0     (0.21)   (0.05)        0
                               ------     ------   -------  -------    ------
Net asset value, end of
 period                        $16.44     $18.56   $ 14.74  $ 13.89    $12.12
                               ------     ------   -------  -------    ------
Total return                    (1.62%)    25.92%     7.69%   15.07%    (3.04%)
Ratios and supplemental data
Net assets, end of period
 (thousands)                   $3,453     $6,572   $10,979  $16,110    $8,741
Ratios to average net assets
 Expenses++                      1.55%      1.55%     1.10%    1.10%     1.10%+
 Net investment income           0.01%      0.64%     1.21%    1.20%     0.89%+
Portfolio turnover rate           140%       118%      120%     107%       59%

(a) For the period from December 27, 1996 (commencement of class operations) to October 31, 1997.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual International Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, re-spectively, of Evergreen Perpetual International Fund. Class B shares of Mentor Perpetual International Portfolio were redesignated as Class C shares of Evergreen Perpetual International Fund.
(c) For the period from May 29, 1996 (commencement of class operations) to Oc-tober 31, 1996.
*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+    Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Precious Metals Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                    Year Ended October 31,
                                                ------------------------------
                                                2000 #    1999 #    1998 (a) #
CLASS A SHARES
Net asset value, beginning of period            $ 11.88   $ 11.64    $ 12.45
                                                -------   -------    -------
Income from investment operations
Net investment income (loss)                       0.02     (0.01)     (0.01)
Net realized and unrealized gains or losses on
 securities and foreign currency related
 transactions                                     (3.16)     0.25      (0.80)
                                                -------   -------    -------
Total from investment operations                  (3.14)     0.24      (0.81)
                                                -------   -------    -------
Net asset value, end of period                  $  8.74   $ 11.88    $ 11.64
                                                -------   -------    -------
Total return*                                    (26.43%)    2.06%     (6.51%)
Ratios and supplemental data
Net assets, end of period (thousands)           $43,781   $69,387    $83,431
Ratios to average net assets
 Expenses++                                        2.16%     2.01%      2.01%+
 Net investment income (loss)                      0.16%    (0.07%)    (0.12%)+
Portfolio turnover rate                              31%       33%        44%

                                                                       Year Ended
                                Year Ended October 31,                February 28,
                         ---------------------------------------   -------------------
                         2000 #   1999 #    1998 #    1997 (b) #     1997       1996
CLASS B SHARES
Net asset value,
 beginning of period     $11.72   $ 11.58   $ 15.87    $  23.94    $  26.35   $  19.30
                         ------   -------   -------    --------    --------   --------
Income from investment
 operations
Net investment loss       (0.09)    (0.10)    (0.19)      (0.14)      (0.26)     (0.25)
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions     (3.07)     0.24     (3.29)      (7.93)      (1.16)      7.30
                         ------   -------   -------    --------    --------   --------
Total from investment
 operations               (3.16)     0.14     (3.48)      (8.07)      (1.42)      7.05
                         ------   -------   -------    --------    --------   --------
Distributions to
 shareholders from
Net realized gains            0         0     (0.81)          0       (0.99)         0
                         ------   -------   -------    --------    --------   --------
Total distributions to
 shareholders                 0         0     (0.81)          0       (0.99)         0
                         ------   -------   -------    --------    --------   --------
Net asset value, end of
 period                  $ 8.56   $ 11.72   $ 11.58    $  15.87    $  23.94   $  26.35
                         ------   -------   -------    --------    --------   --------
Total return*            (26.96%)    1.21%   (22.60%)    (33.71%)     (5.16%)    36.53%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $5,895   $13,781   $25,765    $111,173    $190,108   $217,270
Ratios to average net
 assets
 Expenses++                2.91%     2.76%     2.72%       2.48%+      2.33%      2.28%
 Net investment loss      (0.80%)   (0.94%)   (1.52%)     (1.04%)+    (1.08%)    (1.08%)
Portfolio turnover rate      31%       33%       44%         19%         41%        39%

(a) For the period from January 20, 1998 (commencement of class operations) to October 31, 1998.
(b) For the eight months ended October 31, 1997. The Fund changed its fiscal year end from February 28 to October 31, effective October 31, 1997.
*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+    Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Precious Metals Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                   Year Ended October 31,
                                                -----------------------------
                                                2000 #    1999 #   1998 (a) #
CLASS C SHARES
Net asset value, beginning of period            $ 11.71   $11.58    $ 13.65
                                                -------   ------    -------
Income from investment operations
Net investment loss                               (0.07)   (0.09)     (0.14)
Net realized and unrealized gains or losses on
 securities                                       (3.09)    0.22      (1.93)
                                                -------   ------    -------
Total from investment operations                  (3.16)    0.13      (2.07)
                                                -------   ------    -------
Net asset value, end of period                  $  8.55   $11.71    $ 11.58
                                                -------   ------    -------
Total return*                                    (26.99%)   1.12%    (15.16%)
Ratios and supplemental data
Net assets, end of period (thousands)           $   261   $  465    $   557
Ratios to average net assets
 Expenses++                                        2.92%    2.85%      2.83%+
 Net investment loss                              (0.65%)  (0.80%)    (1.44%)+
Portfolio turnover rate                              31%      33%        44%

                                                             Year Ended
                                                       October 31, 2000 (b) #
CLASS Y SHARES
Net asset value, beginning of period                          $ 10.42
                                                              -------
Income from investment operations
Net investment income                                            0.04
Net realized and unrealized gains or losses on
 securities and foreign currency related transactions           (1.83)
                                                              -------
Total from investment operations                                (1.79)
                                                              -------
Net asset value, end of period                                $  8.63
                                                              -------
Total return                                                   (17.18%)
Ratios and supplemental data
Net assets, end of period (thousands)                         $     1
Ratios to average net assets
 Expenses                                                        1.79%
 Net investment income                                           0.48%
Portfolio turnover rate                                            31%

(a) For the period from January 29, 1998 (commencement of class operations) to October 31, 1998.
(b) For the period from February 29, 2000 (commencement of class operations) to October 31, 1998.
*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+    Annualized.
# Net investment loss is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Emerging Markets Growth Fund
                            Schedule of Investments
                                October 31, 2000

                                           Country         Shares      Value
COMMON STOCKS - 94.2%
CONSUMER DISCRETIONARY - 8.7%
Automobiles - 0.6%
  Hyundai Motor Co. *..................... Korea             30,000 $   342,857
                                                                    -----------
Hotels, Restaurants & Leisure - 1.3%
  Genting Berhad.......................... Malaysia          94,200     240,458
  Indian Hotels Co., Ltd., GDR............ India             91,600     389,300
  Resorts World Berhad.................... Malaysia          74,000     129,500
                                                                    -----------
                                                                        759,258
                                                                    -----------
Household Durables - 1.3%
  Vestel Electronik Sanayi ve Ticaret AS.. Turkey         3,695,000     757,965
                                                                    -----------
Media - 1.8%
  Grupo Televisa SA, ADR *................ Mexico            11,650     630,556
  Star Publications....................... Malaysia          60,000     189,474
  TV Azteca SA de CV, ADR *............... Mexico            14,600     182,500
                                                                    -----------
                                                                      1,002,530
                                                                    -----------
Multi-line Retail - 0.9%
  New Clicks Hldgs., Ltd. ................ South Africa     274,912     359,923
  Shinsegae Department Store.............. Korea              4,000     184,264
                                                                    -----------
                                                                        544,187
                                                                    -----------
Specialty Retail - 2.1%
  Grupo Elektra SA de CV *................ Mexico           374,600     387,821
  Siam Makro Public Co., Ltd. ............ Thailand          95,000     110,089
  Wal-Mart de Mexico SA de CV *........... Mexico           285,400     686,452
                                                                    -----------
                                                                      1,184,362
                                                                    -----------
Textiles & Apparel - 0.7%
  Far East Textile, Inc. ................. Taiwan           473,234     389,722
                                                                    -----------
CONSUMER STAPLES - 3.4%
Beverages - 2.0%
  Embotelladora Andina SA, Ser. A......... Chile             16,000     192,000
  Fomento Economico Mexicano, Ser. B, ADR
   ("Femsa").............................. Mexico            13,400     511,712
  Panamerican Beverages, Inc. ............ Mexico             9,600     158,400
  South African Brew *.................... United Kingdom    50,500     304,083
                                                                    -----------
                                                                      1,166,195
                                                                    -----------
Food & Drug Retailing - 0.8%
  President Chain Store Corp. ............ Taiwan           143,337     408,266
  Santa Isabel SA, ADR *.................. Chile             14,300      75,969
                                                                    -----------
                                                                        484,235
                                                                    -----------
Personal Products - 0.6%
  Pacific Corp. .......................... Korea             11,000     319,121
                                                                    -----------

                                   EVERGREEN
                          Emerging Markets Growth Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                            Country        Shares      Value
COMMON STOCKS - continued
ENERGY - 6.4%
Energy Equipment & Services - 0.8%
  RAO Unified Energy Sys., ADR............. Russia           35,500 $   449,075
                                                                    -----------
Gas Utilities - 0.0%
  Gulf Indonesia Resources, Ltd. .......... Indonesia         3,900      42,412
                                                                    -----------
Oil & Gas - 5.6%
  OAO Lukoil Hldg., ADR.................... Russia           12,500     667,500
  Petroleo Brasileiro SA, ADR
   ("Petrobras")........................... Brazil           39,420   1,077,695
  PTT Exploration & Products............... Thailand         82,600     202,699
  SK Corp., GDR............................ Korea            64,443     776,149
  Surgutneftegaz Jsc....................... Russia           37,400     480,590
                                                                    -----------
                                                                      3,204,633
                                                                    -----------
FINANCIALS - 17.3%
Banks - 13.8%
  Akbank Turk Anonim Sirket................ Turkey       39,626,000     255,470
  Amalgamated Bank South Africa............ South Africa     66,300     225,334
  Banco Bradesco SA........................ Brazil       36,314,252     224,467
  Banco Itau SA............................ Brazil        3,890,000     302,601
  Bank Hapoalim, Ltd....................... Israel          125,500     317,464
  Bank Negara Indonesia.................... Indonesia     3,024,000      29,077
  Bank Sinopac............................. Taiwan        1,424,093     593,005
  Bradespar SA............................. Brazil       36,314,252      21,305
  Chinatrust Comml. Bank................... Taiwan          564,872     358,510
  Grupo Financiero Banamex AC, Ser. O...... Mexico          449,700     698,828
  Grupo Financiero Bancomer SA, Ser. O..... Mexico          745,400     461,466
  Grupo Financiero Banorte SA de CV, Ser.
   O....................................... Mexico          179,000     267,307
  Kookmin Bank............................. Korea            12,000     137,143
  Malayan Banking Berhad................... Malaysia        125,000     500,000
  Nedcor, Ltd.............................. South Africa     22,633     425,022
  PT Bank Pan Indonesia Tbk................ Indonesia     2,475,200      64,789
  Pub. Bank Berhad......................... Malaysia        400,000     345,263
  Siam Comml. Bank 144A.................... Thailand        500,000     207,339
  Sime Darby Berhad........................ Malaysia        250,000     313,158
  ST Assembly Test Svcs., Ltd., ADR........ Singapore         8,000     134,500
  State Bank of India, GDR 144A............ India            30,000     198,000
  Thailand Farmers Bank Pub. Co., Ltd. .... Thailand        800,000     413,542
  Turkiye Garanti Bankasi SA............... Turkey       78,800,000     808,223
  Uniao de Bancos Brasileiros SA, GDR
   ("Unibanco")............................ Brazil            6,000     151,500
  Yapi ve Kredi Bankasi AS................. Turkey       55,301,400     478,074
                                                                    -----------
                                                                      7,931,387
                                                                    -----------
Diversified Financials - 1.5%
  Ayala Corp. ............................. Philippines   1,401,600     164,411
  Rembrandt Group Ltd. .................... South Africa     68,175     188,882

                                   EVERGREEN
                          Emerging Markets Growth Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                Country    Shares      Value
COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - continued
  Samsung Securities Co. ...................... Korea        15,584 $   282,224
  Shanghai Indl. Hldgs. ....................... China       110,000     207,334
                                                                    -----------
                                                                        842,851
                                                                    -----------
Insurance - 2.0%
  Aksigorta AS................................. Turkey   15,226,210     301,185
  Cathay Life Ins. Co., Ltd. .................. Taiwan      118,104     212,075
  Hyundai Fire & Marine Co., Ltd. ............. Korea        24,940     126,728
  Samsung Fire & Marine Co., Ltd. ............. Korea        21,682     503,213
                                                                    -----------
                                                                      1,143,201
                                                                    -----------
HEALTH CARE - 2.8%
Pharmaceuticals - 2.8%
  China Pharmaceutical......................... China     1,200,000     135,402
  Pliva DD, GDR................................ Croatia      43,400     451,360
  Taro Pharmaceutical Inds., Ltd. *............ Israel       20,500     497,125
  Teva Pharmaceutical Inds., Ltd., ADR......... Israel        8,700     514,387
                                                                    -----------
                                                                      1,598,274
                                                                    -----------
INDUSTRIALS - 4.7%
Aerospace & Defense - 0.5%
  Elbit Sys., Ltd. ............................ Israel       14,453     177,049
  Embraer Empresa Brasileira de Aeronautica SA,
   ADR......................................... Brazil        4,500     130,219
                                                                    -----------
                                                                        307,268
                                                                    -----------
Construction & Engineering - 0.4%
  Italian-Thai Development Plc................. Thailand    120,000      32,038
  Larsen & Toubro Ltd., GDR 144A............... India        30,000     184,500
                                                                    -----------
                                                                        216,538
                                                                    -----------
Electrical Equipment - 0.3%
  Walsin Lihwa Corp. .......................... Taiwan      405,000     195,604
                                                                    -----------
Electronic Equipment & Instruments - 1.4%
  Delta Electronics, Inc. ..................... Thailand     41,910     198,075
  Hon Hai Precision Ind. Co., Ltd. *........... Taiwan       53,300     278,876
  Yageo Corp. ................................. Taiwan      415,350     318,906
                                                                    -----------
                                                                        795,857
                                                                    -----------
Industrial Conglomerates - 0.5%
  Hanaro Telecom, Inc. ADR..................... Korea        20,000      91,250
  YTL Corp. ................................... Malaysia    190,000     199,000
                                                                    -----------
                                                                        290,250
                                                                    -----------
Trading Companies & Distributors - 0.5%
  Elektrim Spolka Akcyjna SA................... Poland       32,204     255,054
                                                                    -----------

                                   EVERGREEN
                         Emerging Markets Growth Fund
                      Schedule of Investments (continued)
                               October 31, 2000

                                             Country        Shares     Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Transportation Infrastructure - 1.1%
  China Shipping Haisheng Co., Ltd. ........ China          900,000 $   137,325
  Evergreen Marine Corp. ................... Taiwan         382,000     238,898
  Malaysia International Shipping Corp.
   Berhad................................... Malaysia       150,000     264,474
                                                                    -----------
                                                                        640,697
                                                                    -----------
INFORMATION TECHNOLOGY - 14.3%
Communications Equipment - 0.3%
  ECI Telecommunications, Ltd. ............. Israel           6,768     159,894
                                                                    -----------
Computers & Peripherals - 1.7%
  Asustek Computer, Inc. *.................. Taiwan          73,304     365,385
  DSP Group, Inc. *......................... United States    6,700     190,113
  Legend Hldgs. ............................ Hong Kong      500,000     423,131
                                                                    -----------
                                                                        978,629
                                                                    -----------
Internet Software & Services - 2.5%
  Aptech.................................... India           33,600     306,808
  Check Point Software Technologies, Ltd.
   *........................................ Israel           6,950   1,100,706
                                                                    -----------
                                                                      1,407,514
                                                                    -----------
IT Consulting & Services - 0.4%
  Dimension Data Hldgs. Plc................. United Kingdom  24,575     215,369
                                                                    -----------
Semiconductor Equipment & Products - 8.4%
  Advanced Semiconductor Engineering,
   Inc. .................................... Taiwan         123,610     141,979
  Hyundai Electronics Inds. ................ Korea           64,082     393,788
  Samsung Electronics....................... Korea           11,503   1,441,035
  Siliconware Precision Inds. *............. Taiwan         328,020     249,823
  Taiwan Secom Co. ......................... Taiwan             940       1,115
  Taiwan Semiconductor Manufacturing Co.,
   Ltd. .................................... Taiwan         491,340   1,490,753
  United Microelectronics Corp. ............ Taiwan         614,201   1,083,884
                                                                    -----------
                                                                      4,802,377
                                                                    -----------
Software - 0.8%
  Pentamedia Graphics....................... India           25,000     185,879
  Pentamedia Graphics, GDR.................. India           12,000      85,500
  Tata Elxsi India.......................... India           26,000      50,618
  Tata Infotech............................. India           29,800     167,814
                                                                    -----------
                                                                        489,811
                                                                    -----------
Wireless Telecommunications Services - 0.2%
  Egypt Mobile Phone........................ Egypt            5,900     116,721
                                                                    -----------
MATERIALS - 7.7%
Chemicals - 1.3%
  L.G. Chemical, Ltd. ...................... Korea           11,000     108,308
  Reliance Inds., Ltd., GDR 144A *.......... India           46,000     616,400
                                                                    -----------
                                                                        724,708
                                                                    -----------

                                   EVERGREEN
                          Emerging Markets Growth Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                             Country        Shares     Value
COMMON STOCKS - continued
MATERIALS - continued
Construction Materials - 0.8%
  Cemex SA de CV, Ser. B, ADR............... Mexico          21,735 $   459,152
                                                                    -----------
Metals & Mining - 4.9%
  Anglo-American Platinum Corp., Ltd. ...... South Africa    16,405     639,998
  Anglo-American Plc........................ South Africa     4,065     220,944
  AngloGold, Ltd., ADR...................... South Africa    15,300     219,938
  China Steel Corp. ........................ Taiwan          14,300       8,279
  CIA Vale do Rio Doce, ADR................. Brazil          26,600     613,284
  De Beers Centenary........................ South Africa    26,037     716,201
  Remgro, Ltd. ............................. South Africa    68,175     416,982
                                                                    -----------
                                                                      2,835,626
                                                                    -----------
Paper & Forest Products - 0.7%
  Aracruz Celulose SA, ADR.................. Brazil           7,300     109,500
  Empresas CMPC............................. Chile            8,883      91,891
  Indah Kiat Pulp & Paper................... Indonesia      600,000      65,705
  Sappi, Ltd. .............................. South Africa    19,727     135,136
                                                                    -----------
                                                                        402,232
                                                                    -----------
TELECOMMUNICATION SERVICES - 24.7%
Diversified Telecommunication Services -
  19.1%
  Bezeq Israeli Telecommunication Corp.,
   Ltd. .................................... Israel          58,127     290,846
  Brasil Telecom Participacoes SA, ADR...... Brazil           4,100     222,169
  CIA Anonima Nacional Telefonos de
   Venezuela, ADR........................... Venezuela        4,800      91,200
  CIA de Telecom de Chile SA, ADR........... Chile           15,900     242,475
  Embratel Participacoes SA, ADR *.......... Brazil          36,400     589,225
  Hellenic Telecommunications Organization
   SA, GDR.................................. Greece          62,794   1,096,886
  Korea Telecom Corp. ...................... Korea           17,400     641,625
  Mahanagar Telep Ni, GDR................... India           51,000     295,800
  Mahanagar Telephone Nigam, Ltd., GDR
   144A..................................... India          118,463     698,932
  Matav, ADR *.............................. Hungary         15,981     375,553
  Philippine Long Distance Telephone Co.,
   ADR...................................... Philippines     17,000     263,500
  Rostelecom................................ Russia          26,400     231,000
  SPT Telecom AS *.......................... Czech Republic  16,100     211,738
  Tele Norte Leste Participacoes SA, ADR.... Brazil          63,134   1,396,840
  Telecom Asia Corp......................... Thailand       328,000     197,501
  Telecomasia Corp. Pub. Co., Ltd. ......... Thailand       103,579       7,334
  Telefonos de Mexico SA de CV ("Telmex")... Mexico          50,814   2,740,780
  Telekom Malaysia Berhad................... Malaysia       225,000     692,763
  Telekomunikacja Polaska SA................ Poland          55,800     275,007
  Telekomunikasi Indonesia, Ser. B.......... Indonesia      756,000     193,846
  Videsh Sanchar 144A....................... India           10,000      45,053
  Vimpel-Communications..................... Russia           6,400     124,800
                                                                    -----------
                                                                     10,924,873
                                                                    -----------

                                   EVERGREEN
                          Emerging Markets Growth Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                             Country        Shares      Value
COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunications Services - 5.6%
  China Mobile Hong Kong, Ltd..............  United States    50,000 $ 1,531,250
  Indosa...................................  Indonesia       266,000     190,406
  Mobile Telesystems.......................  United States     5,600     154,700
  SK Telecom Co., Ltd......................  Korea             1,000     213,187
  SK Telecom Co., Ltd., ADR................  Korea            45,300   1,135,331
                                                                     -----------
                                                                       3,224,874
                                                                     -----------
UTILITIES - 4.2%
Electric Utilities - 2.8%
  BSES, Ltd., GDR..........................  India            17,000     188,700
  Electricity Generating Pub. Co...........  Thailand        105,300      99,893
  Korea Electric Power Corp., ADR..........  Korea           106,400   1,296,750
                                                                     -----------
                                                                       1,585,343
                                                                     -----------
Multi-Utilities - 1.4%
  Petroleos de Chile SA....................  Chile            51,863     201,869
  Tenaga Nasional Berhad...................  Malaysia        185,000     598,815
                                                                     -----------
                                                                         800,684
                                                                     -----------
    Total Common Stocks (cost
     $57,805,889)..........................                           53,991,340
                                                                     -----------
PREFERRED STOCKS - 4.4%
CONSUMER STAPLES - 1.8%
Beverages - 1.5%
  CIA de Bebidas das Americas, ADR
   ("Ambev")...............................  Brazil        3,967,000     885,271
                                                                     -----------
Food Products - 0.3%
  Perdigao SA..............................  Brazil           21,160     146,313
                                                                     -----------
                                                                       1,031,584
                                                                     -----------
INDUSTRIALS - 2.0%
Aerospace & Defense - 2.0%
  Embraer Empresa Brasileira de Aeronautica
   SA, ADR.................................  Brazil          153,750   1,135,608
                                                                     -----------
INFORMATION TECHNOLOGY - 0.6%
Semiconductor Equipment & Products - 0.6%
  Samsung Electronics......................  Korea             6,600     338,268
                                                                     -----------
    Total Preferred Stocks (cost
     $1,720,982)...........................                            2,505,460
                                                                     -----------
WARRANTS - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
  PT Bank Pan Indonesia, expire 7/8/2002
   (cost $0) *.............................  Indonesia       218,400         887
                                                                     -----------
Total Investments - (cost $59,526,871) - 98.6%.....................   56,497,687
Other Assets and Liabilities - 1.4%................................      782,600
                                                                     -----------
Net Assets - 100.0%................................................  $57,280,287
                                                                     ===========

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                          Emerging Markets Growth Fund
                      Schedule of Investments (continued)
                                October 31, 2000


At October 31, 2000, the Fund held investments in the following countries:

                                               Market     Percentage of
                                                Value    Portfolio Assets
                                             ----------------------------
         Korea.............................. $ 8,331,241       14.8%
         Mexico.............................   7,184,974       12.7%
         Brazil.............................   7,005,997       12.4%
         Taiwan.............................   6,335,081       11.2%
         South Africa.......................   3,548,360        6.3%
         Malaysia...........................   3,472,906        6.2%
         India..............................   3,413,304        6.0%
         Israel.............................   3,057,471        5.4%
         Turkey.............................   2,600,916        4.6%
         Russia.............................   1,952,965        3.5%
         United States......................   1,876,062        3.3%
         Thailand...........................   1,468,510        2.6%
         Greece.............................   1,096,886        1.9%
         Chile..............................     804,203        1.4%
         Indonesia..........................     587,123        1.0%
         Poland.............................     530,061        0.9%
         United Kingdom.....................     519,452        0.9%
         China..............................     480,061        0.8%
         Croatia............................     451,360        0.8%
         Philippines........................     427,911        0.8%
         Hong Kong..........................     423,131        0.8%
         Hungary............................     375,553        0.7%
         Czech Republic.....................     211,738        0.4%
         Singapore..........................     134,500        0.2%
         Egypt..............................     116,721        0.2%
         Venezuela..........................      91,200        0.2%
                                             -----------      ------
                                             $56,497,687      100.0%
                                             ===========      ======

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                              Global Leaders Fund
                            Schedule of Investments
                                October 31, 2000

                                                Country     Shares     Value
COMMON STOCKS - 99.0%
CONSUMER DISCRETIONARY - 20.0%
Automobiles - 1.3%
  Harley-Davidson, Inc. .................... United States  110,000 $  5,300,625
  Perusahaan Otomobil Nasional Berhad....... Malaysia        77,000       84,700
                                                                    ------------
                                                                       5,385,325
                                                                    ------------
Hotels, Restaurants & Leisure - 2.0%
  Granada Compass Plc ...................... United Kingdom 353,276    3,044,758
  Marriott Intl., Inc., Class A............. United States   70,000    2,835,000
  Sodexho Alliance.......................... France          15,564    2,436,805
                                                                    ------------
                                                                       8,316,563
                                                                    ------------
Household Durables - 2.2%
  Black & Decker Corp. ..................... United States  120,000    4,515,000
  Industrie Natuzzi SpA, ADR................ Italy          385,000    4,571,875
                                                                    ------------
                                                                       9,086,875
                                                                    ------------
Leisure Equipment & Products - 1.9%
  Eastman Kodak Co. ........................ United States   25,000    1,121,875
  Nintendo Co., Ltd. ....................... Japan           40,000    6,616,872
                                                                    ------------
                                                                       7,738,747
                                                                    ------------
Media - 3.6%
  Gannett Co., Inc. ........................ United States   50,000    2,900,000
  Pearson Publishing Plc ................... United Kingdom 130,000    3,487,647
  VNU NV.................................... Netherlands     80,000    3,767,786
  Walt Disney Co. .......................... United States  125,000    4,476,562
                                                                    ------------
                                                                      14,631,995
                                                                    ------------
Multi-line Retail - 1.6%
  Wal-Mart Stores, Inc. .................... United States  145,000    6,579,375
                                                                    ------------
Specialty Retail - 3.3%
  Home Depot, Inc. *........................ United States   87,500    3,762,500
  TJX Co., Inc. *........................... United States  350,000    9,537,500
                                                                    ------------
                                                                      13,300,000
                                                                    ------------
Textiles & Apparel - 4.1%
  Benetton Group SpA, ADS................... Italy          119,000    4,350,938
  Hermes Intl. ............................. France          27,000    3,643,041
  Hugo Boss AG.............................. Germany         41,000    8,698,154
                                                                    ------------
                                                                      16,692,133
                                                                    ------------
CONSUMER STAPLES - 6.6%
Beverages - 0.9%
  Anheuser Busch Cos., Inc. ................ United States   80,000    3,660,000
                                                                    ------------

                                   EVERGREEN
                              Global Leaders Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                               Country     Shares     Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - 3.0%
  Carrefour SA............................. France          45,600 $  3,060,867
  Seven-Eleven Japan Co., Ltd. ............ Japan          140,400    9,135,683
                                                                   ------------
                                                                     12,196,550
                                                                   ------------
Food Products - 1.3%
  Nestle Berhad............................ Malaysia        81,000      428,448
  Numico Koninklijke NV.................... Netherlands    106,686    4,988,411
                                                                   ------------
                                                                      5,416,859
                                                                   ------------
Personal Products - 1.4%
  Avon Products, Inc. ..................... United States  115,100    5,582,350
                                                                   ------------
ENERGY - 1.6%
Energy Equipment & Services - 0.8%
  IHC Caland NV............................ Netherlands     72,086    3,180,955
                                                                   ------------
Oil & Gas - 0.8%
  Woodside Petroleum, Ltd. ................ Australia      440,000    3,215,844
                                                                   ------------
FINANCIALS - 20.8%
Banks - 6.6%
  Bipop-Carire SpA......................... Italy          500,000    3,954,478
  DePfa Deutsche Pfandbriefbank AG (DePfa-
   Bank)................................... Germany         46,250    3,414,163
  Lloyds TSB Group Plc..................... United Kingdom 362,100    3,688,229
  Malayan Banking Berhad................... Malaysia       254,000    1,016,000
  National Australia Bank, Ltd. ........... Australia       50,000    3,512,500
  Royal Bank of Scotland Plc *............. United Kingdom 275,000    6,172,700
  Royal Bank Scot Group.................... United Kingdom 325,000      384,320
  Wells Fargo Co. ......................... United States  100,000    4,631,250
                                                                   ------------
                                                                     26,773,640
                                                                   ------------
Diversified Financials - 7.9%
  American Express Co. .................... United States   80,000    4,800,000
  Charles Schwab Corp. *................... United States   90,000    3,161,250
  Citigroup, Inc. ......................... United States  174,300    9,172,538
  Fannie Mae Co. .......................... United States   68,000    5,236,000
  MBNA Corp. .............................. United States  149,775    5,625,923
  Morgan Stanley Dean Witter & Co. ........ United States   50,000    4,015,625
                                                                   ------------
                                                                     32,011,336
                                                                   ------------
Insurance - 5.0%
  American Intl. Group, Inc. *............. United States   55,968    5,484,864
  Marschollek Lauten....................... Germany         42,000    5,738,236
  Marsh & McLennan Co. .................... United States   37,350    4,883,512
  Schweizerische Rueckversicherungs-
   Gesellschaft............................ Switzerland      2,165    4,269,540
                                                                   ------------
                                                                     20,376,152
                                                                   ------------

                                   EVERGREEN
                              Global Leaders Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                Country     Shares     Value
COMMON STOCKS - continued
FINANCIALS - continued
Real Estate - 1.3%
  Cheung Kong Hldgs., Ltd. ................. Hong Kong      181,000 $  2,001,699
  Henderson Land Development Co., Ltd. ..... Hong Kong      350,000    1,507,886
  Westfield Hldgs. ......................... Australia      310,000    2,000,572
                                                                    ------------
                                                                       5,510,157
                                                                    ------------
HEALTH CARE - 11.1%
Health Care Equipment & Supplies - 2.9%
  Coloplast................................. Denmark         75,000    3,335,424
  Luxottica Group SpA, ADS.................. Italy          600,000    8,662,500
                                                                    ------------
                                                                      11,997,924
                                                                    ------------
Pharmaceuticals - 8.2%
  Abbott Laboratories....................... United States   80,000    4,225,000
  Altana AG................................. Germany         59,800    7,201,915
  Astrazeneca Plc, ADR...................... United Kingdom  60,000    2,861,250
  Bristol-Myers Squibb Co................... United States   50,000    3,046,875
  Merck & Co., Inc.......................... United States   68,000    6,115,750
  Sanofi Synthelabo......................... France          40,000    2,104,529
  Schering-Plough Corp...................... United States   68,000    3,514,750
  SmithKline Beecham Plc *.................. United Kingdom  19,024      245,665
  SmithKline Beecham Plc, ADR *............. United Kingdom  36,000    2,346,750
  UCB SA.................................... Belgium         45,000    1,603,855
                                                                    ------------
                                                                      33,266,339
                                                                    ------------
INDUSTRIALS - 13.4%
Aerospace & Defense - 4.3%
  Bombardier, Inc., Class B *............... Canada         750,000   11,759,411
  United Technologies Corp.................. United States   82,665    5,771,050
                                                                    ------------
                                                                      17,530,461
                                                                    ------------
Commercial Services & Supplies - 2.3%
  McGraw-Hill Co., Inc...................... United States   60,000    3,851,250
  SEMA Group Plc............................ United Kingdom 233,000    2,941,219
  Viad Corp................................. United States  125,000    2,671,875
                                                                    ------------
                                                                       9,464,344
                                                                    ------------
Construction & Engineering - 1.5%
  Societe Technip........................... France          48,320    6,183,459
                                                                    ------------
Electrical Equipment - 0.7%
  ABB AG.................................... Switzerland     30,000    2,666,055
                                                                    ------------
Industrial Conglomerates - 4.6%
  Eniro AB Seki *........................... Sweden         125,000    1,175,905
  Gen. Elec. Co............................. United States  207,000   11,346,187

                                   EVERGREEN
                              Global Leaders Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                              Country     Shares     Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Industrial Conglomerates - continued
  Honeywell Intl., Inc. .................. United States   61,000 $  3,282,563
  Smiths Inds. Plc........................ United Kingdom 281,841    3,017,955
                                                                  ------------
                                                                    18,822,610
                                                                  ------------
INFORMATION TECHNOLOGY - 16.5%
Communications Equipment - 7.8%
  Cisco Sys., Inc. *...................... United States  207,500   11,179,062
  Datacraft Asia, Ltd. *.................. Singapore      260,000    1,781,000
  Ericsson LM Telephone Co., Class B,
   ADR.................................... Sweden         280,000    3,885,000
  Nokia Corp., ADR........................ Finland        235,000   10,046,250
  Tellabs, Inc. *......................... United States   95,000    4,744,063
                                                                  ------------
                                                                    31,635,375
                                                                  ------------
Computers & Peripherals - 1.5%
  Dell Computer Corp. *................... United States  108,000    3,186,000
  Sun Microsystems, Inc. *................ United States   25,000    2,771,875
                                                                  ------------
                                                                     5,957,875
                                                                  ------------
Electronic Equipment & Instruments - 0.7%
  Spirent Plc............................. United Kingdom 330,000    3,059,617
                                                                  ------------
Semiconductor Equipment & Products - 1.7%
  Intel Corp. *........................... United States  150,000    6,750,000
                                                                  ------------
Software - 4.8%
  Microsoft Corp. *....................... United States   98,000    6,749,750
  Oracle Sys. Corp. *..................... United States  197,000    6,501,000
  SAP AG.................................. Germany         30,000    4,910,850
  SAP AG, ADR............................. Germany         31,000    1,581,000
                                                                  ------------
                                                                    19,742,600
                                                                  ------------
MATERIALS - 1.1%
Chemicals - 0.3%
  Du Pont Canada, Inc., Class A........... Canada          40,000    1,152,209
                                                                  ------------
Construction Materials - 0.8%
  CRH Plc................................. Ireland         14,510      220,160
  CRH Plc, London Exchange................ Ireland        217,137    3,335,152
                                                                  ------------
                                                                     3,555,312
                                                                  ------------
TELECOMMUNICATION SERVICES - 6.6%
Diversified Telecommunication Services -
  3.7%
  SBC Communications, Inc. ............... United States  123,700    7,135,944
  Telecom Italia Mobile SpA ("Tim")....... Italy          297,000    2,525,384
  Verizon Communications.................. United States   90,000    5,203,125
                                                                  ------------
                                                                    14,864,453
                                                                  ------------

                                   EVERGREEN
                              Global Leaders Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                            Country      Shares      Value
COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunications Services - 2.9%
  NTT DoCoMo, Inc. ..................... Japan                225 $  5,546,900
  Vodafone Group Plc, ADR............... United States    150,000    6,384,375
                                                                  ------------
                                                                    11,931,275
                                                                  ------------
UTILITIES - 1.3%
Electric Utilities - 0.8%
  Endesa SA............................. Spain              2,400       39,104
  Endesa SA, ADR........................ Spain            195,500    3,262,406
                                                                  ------------
                                                                     3,301,510
                                                                  ------------
Gas Utilities - 0.5%
  Hong Kong & China Gas Co., Ltd. ...... Hong Kong      1,570,822    1,983,920
                                                                  ------------
    Total Common Stocks
     (cost $275,860,039)................                           403,520,194
                                                                  ------------
MUTUAL FUND SHARES - 10.2%
  Evergreen Select Money Market Fund o.. United States    668,700      668,700
  Navigator Prime Portfolio pp.......... United States 40,735,618   40,735,618
                                                                  ------------
    Total Mutual Fund Shares (cost
     $41,404,318).......................                            41,404,318
                                                                  ------------
Total Investments - (cost $317,264,357) - 109.2%.................  444,924,512
Other Assets and Liabilities - (9.2%)............................  (37,392,549)
                                                                  ------------
Net Assets - 100.0%.............................................. $407,531,963
                                                                  ============

As of October 31, 2000, the Fund held investments in the following countries:

                                                            Percent of
                                            Market Value Portfolio Assets
                                            -----------------------------
         United States..................... $243,116,562       54.6%
         Germany...........................   31,544,318        7.1%
         United Kingdom....................   31,250,111        7.0%
         Italy.............................   24,065,175        5.4%
         Japan.............................   21,299,455        4.8%
         France............................   17,428,702        3.9%
         Canada............................   12,911,620        2.9%
         Netherlands.......................   11,937,152        2.7%
         Finland...........................   10,046,250        2.3%
         Australia.........................    8,728,916        2.0%
         Switzerland.......................    6,935,595        1.6%
         Hong Kong.........................    5,493,506        1.2%
         Sweden............................    5,060,905        1.1%
         Ireland...........................    3,555,312        0.8%
         Denmark...........................    3,335,424        0.7%
         Spain.............................    3,301,510        0.7%
         Singapore.........................    1,781,000        0.4%
         Belgium...........................    1,603,855        0.4%
         Malaysia..........................    1,529,144        0.4%
                                            ------------      ------
                                            $444,924,512      100.0%
                                            ============      ======


                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                           Global Opportunities Fund
                            Schedule of Investments
                                October 31, 2000

                                              Country      Shares      Value
COMMON STOCKS - 94.8%
CONSUMER DISCRETIONARY - 14.3%
Auto Components - 0.1%
  Brembo SpA.............................. Italy             23,800 $    212,065
                                                                    ------------
Hotels, Restaurants & Leisure - 2.7%
  Anchor Gaming *......................... United States     25,800    2,191,388
  Cannons Plc............................. United Kingdom   844,111    1,383,981
  Sol Melia SA............................ Spain             47,700      436,355
  Wms Inds., Inc. *....................... United States    115,100    2,560,975
                                                                    ------------
                                                                       6,572,699
                                                                    ------------
Household Durables - 1.8%
  Toll Brothers, Inc. *................... United States     69,700    2,265,250
  Universal Electronics, Inc. *........... United States     57,800    1,062,075
  Waterford Wedgewood..................... Ireland          769,200      939,950
                                                                    ------------
                                                                       4,267,275
                                                                    ------------
Internet & Catalog Retail - 0.8%
  1 800 Contacts *........................ United States     53,800    2,071,300
                                                                    ------------
Leisure Equipment & Products - 1.7%
  Infogrames Entertainment SA *........... France            53,700    1,123,297
  Jakks Pacific, Inc. *................... United States    170,400    1,501,650
  Shimano, Inc............................ Japan             77,800    1,565,055
                                                                    ------------
                                                                       4,190,002
                                                                    ------------
Media - 1.7%
  Aegis Group Plc......................... United Kingdom   589,839    1,343,648
  Entercom Communications Corp. *......... United States     55,800    2,186,662
  Entravision Common Corp. *.............. United States     18,700      330,756
  Future Network *........................ United Kingdom    45,000      290,553
                                                                    ------------
                                                                       4,151,619
                                                                    ------------
Multi-line Retail - 1.2%
  Chico's FAS, Inc. *..................... United States     51,900    1,680,263
  Childrens Place Retail Stores, Inc. *... United States     46,400    1,203,500
                                                                    ------------
                                                                       2,883,763
                                                                    ------------
Specialty Retail - 3.4%
  Ann Taylor Stores Corp. *............... United States     58,000    1,740,000
  Electronics Boutique Plc................ United Kingdom 3,450,000    3,103,580
  Factory 2 U, Inc. *..................... United States     40,200    1,283,888
  Fielmann AG *........................... Germany           11,167      393,267
  Toys R Us Japan *....................... Japan             13,500    1,843,468
                                                                    ------------
                                                                       8,364,203
                                                                    ------------
Textiles & Apparel - 0.9%
  Columbia Sportswear Co. *............... United States     49,100    2,099,025
                                                                    ------------

                                   EVERGREEN
                           Global Opportunities Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                Country     Shares     Value
COMMON STOCKS - continued
CONSUMER STAPLES - 3.5%
Beverages - 0.0%
  Baron de Ley SA *......................... Spain            3,170 $     58,912
                                                                    ------------
Food & Drug Retailing - 1.4%
  Sobeys, Inc. ............................. Canada         187,301    3,310,722
                                                                    ------------
Food Products - 1.8%
  Lindt & Spruengli AG *.................... Switzerland      5,600    2,710,280
  Meiji Seika Kaisha........................ Japan          144,000      838,015
  Nutreco Hldg. NV.......................... Netherlands     20,900      900,976
                                                                    ------------
                                                                       4,449,271
                                                                    ------------
Tobacco - 0.3%
  Austria Tabak............................. Austria         12,748      584,170
                                                                    ------------
ENERGY - 5.2%
Energy Equipment & Services - 2.0%
  Cal Dive Intl., Inc. *.................... United States   58,600    2,915,350
  Fugro NV.................................. Netherlands     33,700    1,986,119
                                                                    ------------
                                                                       4,901,469
                                                                    ------------
Oil & Gas - 3.2%
  Anderson Exploration, Ltd. *.............. Canada          24,464      448,440
  Canadian Occidental Petroleum, Ltd. ...... Canada          30,759      738,015
  Fletcher Challenge, Ltd. ................. New Zealand    302,200      988,783
  Gulf Canada Resource, Ltd. *.............. Canada         213,877      917,116
  Newfield Exploration Co. *................ United States   45,700    1,725,175
  SK Corp., GDR............................. Korea           29,990      361,198
  Triton Energy, Ltd. *..................... United States   84,200    2,589,150
                                                                    ------------
                                                                       7,767,877
                                                                    ------------
FINANCIALS - 14.5%
Banks - 1.2%
  Anglo Irish Bank Corp. Plc................ Ireland        673,400    1,560,052
  Credito Emiliano.......................... Italy          185,000      711,169
  Wing Hang Bank, Ltd. ..................... Hong Kong      172,000      524,888
                                                                    ------------
                                                                       2,796,109
                                                                    ------------
Diversified Financials - 6.5%
  Affiliated Managers Group, Inc. *......... United States   44,400    2,669,550
  Celestica, Inc. *......................... Canada           8,000      575,000
  Collins Stew Hldgs. *..................... United Kingdom  87,800      463,075
  DCC Plc................................... Ireland        140,226    1,207,808
  Garban Plc................................ United Kingdom 915,000    3,584,570
  Kempen & Co. NV........................... Netherlands      6,000      369,141
  Labranche & Co., Inc. *................... United States   75,600    2,995,650
  Moolen Van Der............................ Netherlands      6,227      503,323
  Orix Corp. ............................... Japan            9,200      965,404

                                   EVERGREEN
                           Global Opportunities Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                               Country     Shares     Value
COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - continued
  Tele Atlas NV *.......................... Netherlands     20,000 $    402,237
  Thiel Logistik AG *...................... Luxembourg      13,000    2,007,788
                                                                   ------------
                                                                     15,743,546
                                                                   ------------
Insurance - 6.8%
  Brown & Brown, Inc. ..................... United States   54,600    1,774,500
  Clarica Life Ins. Co..................... Canada          16,000      379,182
  Dai Tokyo Fire & Marine Ins. Co. ........ Japan          416,000    1,216,185
  E. W. Blanch Hldgs., Inc. ............... United States   86,800    1,638,350
  Fairfax Finl. Hldgs., Ltd. *............. Canada           9,350    1,242,586
  Industrial Alliance Life Ins. Co. ....... Canada          24,100      532,488
  Koa Fire & Marine Ins. Co. .............. Japan          335,000    1,240,343
  Mediolanum SpA........................... Italy           72,700    1,065,442
  Mercury Gen. Corp. ...................... United States   73,700    2,699,262
  Mutual Risk Mgmt., Ltd. ................. United States   64,900    1,176,312
  Nippon Fire & Marine Ins. Co. ........... Japan          961,000    3,575,732
                                                                   ------------
                                                                     16,540,382
                                                                   ------------
HEALTH CARE - 19.5%
Biotechnology - 6.2%
  Celltech Group Plc, Class F *............ United Kingdom  40,000      795,120
  Genzyme Transgenics Corp. *.............. United States   77,500    1,661,406
  Myriad Genetics, Inc. *.................. United States   61,400    7,368,000
  Osi Pharmaceuticals, Inc. *.............. United States   36,200    2,606,400
  Transkaryotic Therapies, Inc. *.......... United States   51,000    1,899,750
  Variagenics, Inc. *...................... United States   38,600      636,900
                                                                   ------------
                                                                     14,967,576
                                                                   ------------
Health Care Equipment & Supplies - 1.9%
  ADAC Laboratories *...................... United States   61,200      795,600
  Molecular Devices Corp. *................ United States   19,500    1,333,313
  Phonak Hldg. AG.......................... Switzerland        906    2,595,627
                                                                   ------------
                                                                      4,724,540
                                                                   ------------
Health Care Providers & Services - 7.1%
  AmeriSource Health Corp., Class A *...... United States   69,500    3,018,906
  Apria Healthcare Group, Inc. *........... United States   96,400    1,928,000
  Cochlear, Ltd. .......................... Australia      173,373    2,435,421
  Davita, Inc. *........................... United States  199,300    2,242,125
  Express Scripts, Inc., Class A *......... United States   39,200    2,633,750
  Laboratory Corp. *....................... United States   26,100    3,520,238
  MDS, Inc. ............................... Canada          25,400      500,517
  Pharmacopeia, Inc. *..................... United States   12,400      226,300
  Sonic Healthcare, Ltd. .................. Australia      191,534      774,397
                                                                   ------------
                                                                     17,279,654
                                                                   ------------

                                   EVERGREEN
                           Global Opportunities Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                               Country     Shares     Value
COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - 4.3%
  Altana AG................................ Germany         13,400 $  1,613,807
  Banyu Pharmaceutical Co., Ltd. .......... Japan           53,000    1,136,599
  Connetics Corp. *........................ United States   37,600      196,812
  CSL, Ltd. ............................... Australia       97,900    1,741,518
  Cubist Pharmaceuticals, Inc. *........... United States   42,000    1,804,687
  FH Faulding & Co., Ltd. ................. Australia       43,300      228,935
  Merck KGaA............................... Germany         24,000      912,415
  Pliva DD, GDR............................ Croatia         28,000      291,200
  Santen Pharmaceuticals Co. .............. Japan           93,000    1,836,732
  Shire Pharmaceuticals Group Plc, ADR *... United Kingdom  10,400      653,900
                                                                   ------------
                                                                     10,416,605
                                                                   ------------
INDUSTRIALS - 17.1%
Aerospace & Defense - 0.3%
  Embraer Empresa Brasileira de Aeronautica
   SA, ADR................................. Brazil          26,600      769,737
                                                                   ------------
Air Freight & Couriers - 0.5%
  Exel..................................... United Kingdom  65,000    1,111,935
                                                                   ------------
Commercial Services & Supplies - 6.3%
  Altran Technologies SA................... France           4,250      868,818
  Computershare Ltd. ...................... Australia      800,056    3,462,821
  Diamond Technology Partners, Inc., Class
   A *..................................... United States   32,600    1,454,775
  Elanders AB.............................. Sweden          32,900      490,588
  Excelon Corp. *.......................... United States  221,300    1,798,063
  G & K Svcs., Inc., Class. A.............. United States   45,400    1,254,175
  Learning Tree Intl., Inc. *.............. United States   11,900      538,475
  Manhattan Associates, Inc. *............. United States   35,700    2,285,358
  Parity Group............................. United Kingdom 422,426    1,178,336
  Penauille Polyservices................... France          15,600      865,114
  Transiciel SA............................ France          21,303    1,043,989
                                                                   ------------
                                                                     15,240,512
                                                                   ------------
Construction & Engineering - 0.3%
  Boskalis Westminster NV.................. Netherlands     20,000      475,216
  Unilog SA................................ France           3,300      282,839
                                                                   ------------
                                                                        758,055
                                                                   ------------
Electrical Equipment - 0.8%
  Makita Corp. ............................ Japan          270,000    1,967,191
                                                                   ------------
Industrial Conglomerates - 3.1%
  Billabong Intl. *........................ Australia      655,018    1,402,253
  FKI Plc ................................. United Kingdom 935,450    2,419,370
  Gpo Auxiliar Metal *..................... Spain            4,500       82,981
  Li & Fung, Ltd. ......................... Hong Kong      300,000      557,764

                                   EVERGREEN
                           Global Opportunities Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                               Country     Shares     Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Industrial Conglomerates - continued
  Pinkroccade NV........................... Netherlands     38,000 $  2,112,166
  Turbo Genset, Inc. *..................... Canada          30,000      975,038
                                                                   ------------
                                                                      7,549,572
                                                                   ------------
Machinery - 3.4%
  Babcock Borsig AG........................ Germany         24,000      906,305
  Georg Fischer AG......................... Switzerland      1,155      313,551
  JOT Automation Group OYJ................. Finland         90,000      313,134
  Saurer Arbon AG *........................ Switzerland      8,366    3,653,377
  Singulus Technologies AG *............... Germany          5,200      209,604
  Swisslog Hldg. .......................... Switzerland      3,160    1,740,321
  Tomra Sys. ASA........................... Norway          31,000    1,246,147
                                                                   ------------
                                                                      8,382,439
                                                                   ------------
Marine - 1.6%
  Eltek ASA................................ Norway           8,000      300,894
  Frontline, Ltd. *........................ Norway         192,000    3,165,858
  Odfjell ASA.............................. Norway          25,000      354,295
                                                                   ------------
                                                                      3,821,047
                                                                   ------------
Specialty Retail - 0.2%
  Ashtead Group Plc........................ United Kingdom 340,158      582,391
                                                                   ------------
Transportation Infrastructure - 0.6%
  Omi Corp. *.............................. United States  199,100    1,381,256
                                                                   ------------
INFORMATION TECHNOLOGY - 18.6%
Communications Equipment - 1.5%
  Enea Data AB............................. Sweden         227,500    1,104,225
  Ixia *................................... United States   76,800    1,800,000
  Sierra Wireless, Inc. *.................. Canada          10,200      671,764
                                                                   ------------
                                                                      3,575,989
                                                                   ------------
Computers & Peripherals - 3.3%
  InFocus Corp. *.......................... United States   47,500    2,098,906
  InfoVista SA *........................... France          14,500      559,864
  Kalisto Entertain *...................... France           7,109      102,858
  Logitech Intl. *......................... Switzerland      3,124      955,830
  Maxtor Corp. *........................... United States  190,000    1,484,375
  QLogic Corp. *........................... United States   19,659    1,902,008
  Read Rite Corp. *........................ United States  107,200      797,300
  Titus Interactive *...................... France           3,380       46,294
                                                                   ------------
                                                                      7,947,435
                                                                   ------------
Electronic Equipment & Instruments - 2.2%
  Caliper Technologies Corp. *............. United States   37,500    2,114,063
  Conductus, Inc. *........................ United States  147,900    1,377,319

                                   EVERGREEN
                           Global Opportunities Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                Country     Shares     Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments -
  continued
  Hon Hai Precision Ind. Co., Ltd........... Taiwan           7,500 $    39,241
  Three-Five Sys., Inc. *................... United States   49,400   1,704,300
                                                                    -----------
                                                                      5,234,923
                                                                    -----------
Internet Software & Services - 2.3%
  About.Com, Inc. *......................... United States   73,700   1,768,800
  Jupiter Media Metrix, Inc. *.............. United States       74       1,008
  Netegrity, Inc. *......................... United States   48,100   3,751,800
                                                                    -----------
                                                                      5,521,608
                                                                    -----------
Office Electronics - 0.7%
  ERG, Ltd. *............................... Australia      362,000   1,773,224
                                                                    -----------
Semiconductor Equipment & Products - 2.0%
  Artisan Components, Inc. *................ United States   82,600     764,050
  C Mac Inds., Inc. *....................... Canada           8,200     461,670
  Marvell Technology Group, Ltd. *.......... United States    1,500      83,625
  Photon Dynamics, Inc. *................... United States   56,100   2,019,600
  Samsung Electronics....................... Korea            3,050     382,088
  Semitool, Inc. *.......................... United States   41,300     539,481
  Taiwan Semiconductor Manufacturing Co.,
   Ltd. *................................... Taiwan         114,000     345,882
  United Microelectronics Corp. *........... Taiwan         154,000     271,765
                                                                    -----------
                                                                      4,868,161
                                                                    -----------
Software - 6.6%
  Caminus Corp. *........................... United States   62,500   1,968,750
  Dassault Systemes SA...................... France          12,332     940,275
  Eidos *................................... United Kingdom 113,756     461,739
  FileNet Corp. *........................... United States   78,700   2,085,550
  NetIQ Corp. *............................. United States   31,200   2,687,100
  Packeteer, Inc. *......................... United States   68,500   1,703,937
  Peregrine Sys., Inc. *.................... United States  104,300   2,503,200
  Precise Software Solutions, Ltd. *........ United States   28,900     661,087
  Razorfish, Inc. *......................... United States  359,400   1,617,300
  Resonate, Inc. *.......................... United States    2,100      88,988
  Ubi Soft Entertainment *.................. France          33,000   1,422,594
                                                                    -----------
                                                                     16,140,520
                                                                    -----------
MATERIALS - 0.6%
Chemicals - 0.2%
  SGL Carbon AG *........................... Germany          8,000     488,862
                                                                    -----------
Machinery - 0.4%
  Union Tool Co. ........................... Japan           12,700     872,932
                                                                    -----------
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services -
  1.5%
  Efficient Networks, Inc. *................ United States   28,200   1,183,078
  Elisa Communications ..................... Finland         22,430     622,415

                                   EVERGREEN
                           Global Opportunities Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                              Country     Shares      Value
COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services -
  continued
  EMTS Technologie AG *................... Austria           5,500 $    406,932
  Netcom AB, Ser. B *..................... Sweden           28,350    1,330,640
                                                                   ------------
                                                                      3,543,065
                                                                   ------------
Wireless Telecommunications Services -
  0.0%
  SK Telecom Co., Ltd. ................... Korea               610      130,044
                                                                   ------------
    Total Common Stocks (cost
     $206,838,399)........................                          230,013,682
                                                                   ------------
PREFERRED STOCKS - 0.5%
INDUSTRIALS - 0.5%
Aerospace & Defense - 0.5%
  Embraer Empresa Brasileira de
   Aeronautica SA, ADR (cost $215,654).... Brazil          154,960    1,144,545
                                                                   ------------
WARRANTS - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
  Credit Suisse AG, expires 7/26/2001
   (cost $29) *........................... Switzerland      50,000       27,991
                                                                   ------------
MUTUAL FUND SHARES - 3.2%
  Evergreen Select Money Market Fund o
   (cost $7,792,146)...................... United States 7,792,146    7,792,146
                                                                   ------------
Total Investments - (cost $214,846,228) - 98.5%...................  238,978,364
Other Assets and Liabilities - 1.5%...............................    3,652,808
                                                                   ------------
Net Assets - 100.0%............................................... $242,631,172
                                                                   ------------

As of October 31, 2000, the Fund held investments in the following countries:

                                                            Percent of
                                            Market Value Portfolio Assets
                                            -----------------------------
         United States..................... $127,442,091       53.3%
         United Kingdom....................   17,372,198        7.3%
         Japan.............................   17,057,656        7.1%
         Switzerland.......................   11,996,977        5.0%
         Australia.........................   11,818,569        5.0%
         Canada............................   10,752,538        4.5%
         France............................    7,255,942        3.0%
         Netherlands.......................    6,749,178        2.8%
         Norway............................    5,067,194        2.1%
         Germany...........................    4,524,260        1.9%
         Ireland...........................    3,707,810        1.6%
         Sweden............................    2,925,453        1.2%
         Luxembourg........................    2,007,788        0.9%
         Italy.............................    1,988,676        0.8%
         Brazil............................    1,914,282        0.8%
         Hong Kong.........................    1,082,652        0.5%
         Austria...........................      991,102        0.4%
         New Zealand.......................      988,783        0.4%
         Finland...........................      935,549        0.4%
         Korea.............................      873,330        0.4%
         Taiwan............................      656,888        0.3%
         Spain.............................      578,248        0.2%
         Croatia...........................      291,200        0.1%
                                            ------------      ------
                                            $238,978,364      100.0%
                                            ============      ======

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                           International Growth Fund
                            Schedule of Investments
                                October 31, 2000

                                          Country     Shares     Value
COMMON STOCKS - 93.4%
CONSUMER DISCRETIONARY - 5.6%
Automobiles - 1.4%
  Peugeot SA.......................... France          25,178 $  4,636,435
  Toyota Motor Corp. ................. Japan          149,000    5,953,718
                                                              ------------
                                                                10,590,153
                                                              ------------
Distributors - 0.3%
  Mitsubishi Corp. ................... Japan          235,000    1,938,322
                                                              ------------
Hotels, Restaurants & Leisure - 0.1%
  Cannons Plc......................... United Kingdom 226,916      372,045
  Indian Hotels Co., Ltd., GDR........ India           65,250      277,313
                                                              ------------
                                                                   649,358
                                                              ------------
Household Durables - 0.5%
  Electrolux AB....................... Sweden         298,191    3,760,102
                                                              ------------
Leisure Equipment & Products - 0.6%
  Nintendo Co., Ltd. ................. Japan           11,100    1,836,182
  Shimano, Inc. ...................... Japan          127,800    2,570,875
                                                              ------------
                                                                 4,407,057
                                                              ------------
Media - 1.6%
  Aegis Group Plc..................... United Kingdom 670,600    1,527,620
  Axel Springer....................... Germany          1,960    1,575,936
  Edipresse SA........................ Switzerland      2,457      990,946
  Grupo Televisa SA, ADR *............ Mexico          25,400    1,374,775
  Quebecor, Inc., Class B............. Canada         200,205    4,161,380
  Telegraaf Hldgs. NV................. Netherlands    110,600    2,196,212
                                                              ------------
                                                                11,826,869
                                                              ------------
Specialty Retail - 1.1%
  Castorama Dubois Investissement SA.. France          34,885    7,092,980
  Toys R Us Japan..................... Japan           11,500    1,570,362
                                                              ------------
                                                                 8,663,342
                                                              ------------
CONSUMER STAPLES - 10.1%
Beverages - 1.1%
  Al-Ahram Beverage Co. SAE, GDR
   144A............................... Egypt          355,016    4,655,467
  Fomento Economico Mexicano, Ser. B,
   ADR ("Femsa")...................... Mexico          39,450    1,506,497
  Pernod-Ricard SA.................... France          41,400    1,897,131
                                                              ------------
                                                                 8,059,095
                                                              ------------
Food & Drug Retailing - 1.0%
  Sobeys, Inc. ....................... Canada         428,218    7,569,156
                                                              ------------
Food Products - 3.6%
  Danone.............................. France          32,015    4,477,277
  Grupo Indl. Bimbo, Ser. A........... Mexico         633,300      879,501
  Lindt & Spruengli AG................ Switzerland      6,545    3,167,640

                                   EVERGREEN
                           International Growth Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                             Country      Shares      Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - continued
  Nestle SA.............................. Switzerland        7,885 $ 16,339,355
  Souza Cruz CIA SA...................... Brazil           454,584    2,209,816
                                                                   ------------
                                                                     27,073,589
                                                                   ------------
Household Products - 1.1%
  Kao Corp. ............................. Japan            285,000    8,540,989
                                                                   ------------
Tobacco - 3.3%
  Austria Tabak.......................... Austria           34,389    1,575,856
  British America Tobacco Inds. Plc...... United Kingdom 2,514,700   17,623,231
  Swedish Match Co. AB................... Sweden         1,539,325    5,283,953
                                                                   ------------
                                                                     24,483,040
                                                                   ------------
ENERGY - 6.2%
Oil & Gas - 6.2%
  Anderson Exploration, Ltd. *........... Canada            92,639    1,698,129
  BP Amoco............................... United Kingdom   228,100    1,934,470
  Canadian Natural Res., Ltd. ........... Canada            59,650    1,757,283
  Canadian Occidental Petroleum, Ltd. ... Canada           226,847    5,442,843
  ENI SpA................................ Italy          1,640,446    8,881,490
  Gulf Canada Resource, Ltd. ............ Canada           759,512    3,256,827
  Petro-Canada........................... Canada           314,194    6,582,133
  Repsol-YPF, SA......................... Spain            291,750    4,634,682
  Shell Transportation & Trading Co.
   Plc................................... United Kingdom   368,467    2,964,506
  Total Fina Elf SA, Class B............. France            67,761    9,694,839
                                                                   ------------
                                                                     46,847,202
                                                                   ------------
FINANCIALS - 33.0%
Banks - 8.5%
  Banco Bilbao Vizcaya SA *.............. Spain            442,780    5,899,169
  Bank of Nova Scotia.................... Canada           132,300    3,767,627
  Banque Natl. de Paris.................. France            44,740    3,857,384
  Barclays Bank Plc...................... United Kingdom   314,408    8,996,068
  DBS Group Hldgs., Ltd. ................ Singapore        508,291    5,990,790
  Deutsche Bank AG....................... Germany           53,225    4,357,688
  Sanwa Bank, Ltd. ...................... Japan            390,000    3,466,984
  Sumitomo Bank, Ltd. ................... Japan            155,000    1,882,189
  Toronto Dominion Bank.................. Canada           259,384    7,123,508
  UBS AG................................. Switzerland       42,960    5,950,734
  Uniao de Bancos Brasileiros SA, GDR
   ("Unibanco").......................... Brazil            94,150    2,377,288
  Unicredito Italiano ORD................ Italy            793,510    4,040,237
  Verwalt & Private Bank................. Switzerland        9,680    1,830,886
  Wing Hang Bank, Ltd. .................. Hong Kong      1,395,300    4,258,000
                                                                   ------------
                                                                     63,798,552
                                                                   ------------

                                   EVERGREEN
                           International Growth Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                             Country      Shares      Value
COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - 9.3%
  Brascan Corp. ......................... Canada           865,880 $ 11,195,502
  Close Brothers Group Plc............... United Kingdom   267,330    4,480,040
  Collins Stew Hldgs..................... United Kingdom    95,300      502,631
  Fortis (NL) NV......................... Netherlands      376,540   11,503,151
  Garban Plc............................. United Kingdom   335,000    1,312,384
  HSBC Hldgs. Plc (Hong Kong Exchange)... United Kingdom   938,550   13,057,145
  HSBC Hldgs. Plc (London Exchange)...... United Kingdom   547,625    7,802,737
  Hutchison Whampoa, Ltd. ............... Hong Kong        454,300    5,650,353
  Lend Lease Corp., Ltd. ................ Australia        202,400    2,369,484
  Noranda, Inc. ......................... Canada           433,680    4,244,528
  Orix Corp.............................. Japan             31,700    3,326,445
  Takefuji Corp. ........................ Japan             47,800    4,731,155
                                                                   ------------
                                                                     70,175,555
                                                                   ------------
Insurance - 13.0%
  Allianz AG............................. Germany           21,755    7,376,213
  Assicurazioni Generali SpA............. Italy             76,800    2,525,435
  AXA.................................... France            80,548   10,663,078
  Clarica Life Ins. Co. ................. Canada           172,000    4,076,203
  Dai Tokyo Fire & Marine Ins. Co. ...... Japan            260,000      760,115
  Industrial Alliance Life Ins. Co. *.... Canada           185,500    4,098,609
  Koa Fire & Marine Ins. Co. ............ Japan            119,000      440,599
  Manulife Finl. Corp. .................. Canada           562,891   14,592,788
  Mitsui Marine & Fire Ins. Co., Ltd. ... Japan          1,764,000    8,956,202
  Munchener Ruckvers..................... Germany           13,395    4,211,474
  Nippon Fire & Marine Ins. Co. ......... Japan            379,000    1,410,200
  Prudential Corp. Plc................... United Kingdom   441,950    5,944,360
  Ras ORD................................ Italy            329,554    4,326,335
  Royal & Sun Alliance Ins. Group, Plc... United Kingdom   780,032    5,551,414
  Sumitomo Marine & Fire Ins. Co.,
   Ltd. ................................. Japan          2,752,000   16,797,251
  Zurich Fin. Svs. Group................. Switzerland       13,027    6,304,790
                                                                   ------------
                                                                     98,035,066
                                                                   ------------
Real Estate - 2.2%
  British Land Co. Plc................... United Kingdom 1,106,449    6,614,253
  Brookfield Properties Corp. ........... Canada           431,333    6,565,298
  Cheung Kong Hldgs., Ltd. .............. Hong Kong        246,000    2,720,541
  Henderson Investment, Ltd. ............ Hong Kong        708,000      431,209
                                                                   ------------
                                                                     16,331,301
                                                                   ------------
HEALTH CARE - 10.2%
Health Care Equipment & Supplies - 0.1%
  Fresenius Medical Care AG.............. Germany            2,800      222,805
  Fresenius Medical Care AG, ADR......... Germany            8,800      234,300
                                                                   ------------
                                                                        457,105
                                                                   ------------

                                   EVERGREEN
                           International Growth Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                Country     Shares     Value
COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.1%
  Sonic Healthcare, Ltd. ................... Australia      134,407 $    543,425
                                                                    ------------
Pharmaceuticals - 10.0%
  Aventis SA, Class A....................... France          90,000    6,491,793
  Banyu Pharmaceutical Co., Ltd. ........... Japan          106,000    2,273,198
  Chugai Pharmaceutical Co., Ltd. .......... Japan          237,000    4,022,582
  Glaxo Wellcome Plc........................ United Kingdom 342,160    9,849,702
  Merck KGaA................................ Germany        146,990    5,588,162
  Novartis AG............................... Switzerland      4,568    6,929,760
  Pharmacia Corp. .......................... United States  147,592    7,931,798
  Roche Hldg. AG............................ Switzerland      1,063    9,709,869
  Sanofi Synthelabo......................... France          58,988    3,103,549
  Schering AG............................... Germany        140,379    7,862,294
  Serono SA................................. Switzerland      1,412    1,270,140
  Serono SA, ADR............................ Switzerland     13,100      296,388
  SmithKline Beecham Plc.................... United Kingdom  75,656      976,980
  Taisho Pharmaceutical Co. ................ Japan          110,000    3,165,468
  Yamanouchi Pharmaceutical Co., Ltd. ...... Japan           81,000    3,667,140
  Zeneca Grp. .............................. United Kingdom  46,400    2,173,220
                                                                    ------------
                                                                      75,312,043
                                                                    ------------
INDUSTRIALS - 5.8%
Aerospace & Defense - 0.6%
  Bombardier, Inc., Class B................. Canada         290,500    4,554,812
                                                                    ------------
Commercial Services & Supplies - 1.6%
  ISS Intl. Svcs. Sys. ..................... Denmark        116,819    7,193,370
  Secom Co., Ltd. .......................... Japan           63,000    4,491,958
                                                                    ------------
                                                                      11,685,328
                                                                    ------------
Electrical Equipment - 0.7%
  Makita Corp. ............................. Japan          254,000    1,850,617
  Matsushita Elec. Works, Ltd. ............. Japan          267,000    3,144,343
                                                                    ------------
                                                                       4,994,960
                                                                    ------------
Industrial Conglomerates - 1.1%
  Compagnie de Saint Gobain................. France          49,270    6,518,263
  Siemens AG................................ Germany         13,387    1,704,600
                                                                    ------------
                                                                       8,222,863
                                                                    ------------
Machinery - 1.3%
  Assa Abloy AB, Ser. B..................... Sweden         310,000    5,708,395
  Fanuc, Ltd. .............................. Japan           39,900    3,583,559
  SMC Corp. ................................ Japan            5,700      806,562
                                                                    ------------
                                                                      10,098,516
                                                                    ------------

                                   EVERGREEN
                           International Growth Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                               Country      Shares      Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Marine - 0.1%
  Frontline, Ltd. ........  Norway            54,112 $    892,244
                                                     ------------
Specialty Retail - 0.4%
  Ashtead Group Plc.......  United Kingdom 1,845,200    3,159,204
                                                     ------------
INFORMATION TECHNOLOGY -
  9.2%
Communications Equipment -
  3.6%
  Alcatel.................  France           148,404    9,054,776
  Ericsson LM Telephone,
   Ser. B.................  Sweden           215,503    2,868,399
  Nokia OYJ...............  Finland          170,909    7,032,671
  Nortel Networks Corp. ..  Canada           184,526    8,347,461
                                                     ------------
                                                       27,303,307
                                                     ------------
Computers & Peripherals -
  1.0%
  NEC Corp. ..............  Japan            217,000    4,136,553
  Toshiba Corp. ..........  Japan            439,000    3,138,157
                                                     ------------
                                                        7,274,710
                                                     ------------
Electronic Equipment &
 Instruments - 1.9%
  Koninklijke Philips
   Electronics NV.........  Netherlands      280,623   11,028,114
  Kyocera Corp. ..........  Japan             24,200    3,149,338
                                                     ------------
                                                       14,177,452
                                                     ------------
Semiconductor Equipment &
 Products - 2.0%
  Samsung Electronics.....  Korea             27,900    3,495,165
  ST Microelectronics.....  France           226,907   11,447,297
                                                     ------------
                                                       14,942,462
                                                     ------------
Software - 0.7%
  Logica Plc..............  United Kingdom   165,400    4,893,335
  Logica Plc New..........  United Kingdom    18,680      536,654
                                                     ------------
                                                        5,429,989
                                                     ------------
MATERIALS - 7.6%
Chemicals - 4.0%
  Akzo Nobel NV...........  Netherlands      339,954   15,477,225
  Asahi Chemical Indl.
   Co., Ltd. .............  Japan          1,092,500    6,768,364
  BASF AG.................  Germany          109,470    4,291,808
  Bayer AG................  Germany           46,424    2,015,076
  Nippon Shokubai Co. ....  Japan            227,000    1,025,624
                                                     ------------
                                                       29,578,097
                                                     ------------
Construction Materials -
  1.4%
  Holderbank Financiere
   Glarus AG..............  Switzerland        6,231    6,547,819
  Lafarge SA..............  France            55,072    4,065,868
                                                     ------------
                                                       10,613,687
                                                     ------------

                                   EVERGREEN
                           International Growth Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                             Country       Shares      Value
COMMON STOCKS - continued
MATERIALS - continued
Metals & Mining - 0.8%
  Anglo-American Plc....................  South Africa       49,660 $  2,699,163
  Remgro, Ltd. .........................  South Africa      571,336    3,494,491
                                                                    ------------
                                                                       6,193,654
                                                                    ------------
Paper & Forest Products - 1.4%
  Sappi, Ltd. ..........................  South Africa    1,142,304    7,825,138
  Timberwest Forest Corp. ..............  Canada            162,567    1,122,803
  UPM-Kymmene OYJ.......................  Finland            62,219    1,760,849
                                                                    ------------
                                                                      10,708,790
                                                                    ------------
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services -
  4.2%
  Colt Telecom Group Plc *..............  United Kingdom    139,047    4,438,503
  Deutsche Telekom......................  Germany            54,145    2,033,175
  France Telecom SA.....................  France             16,741    1,750,231
  Hellenic Telecommunications
   Organization SA, GDR.................  Greece             91,800    1,603,564
  Nippon Telegraph & Telephone Corp. ...  Japan                 161    1,465,179
  Tecnost SpA...........................  Italy           1,364,190    4,595,879
  Tele Norte Leste Participacoes SA,
   ADR..................................  Brazil            163,500    3,617,437
  Telecom Italia Mobile SpA ("Tim").....  Italy             254,504    2,164,041
  Telefonica SA *.......................  Spain             495,000    9,438,685
                                                                    ------------
                                                                      31,106,694
                                                                    ------------
Wireless Telecommunications Services -
  0.8%
  Vodafone Airtouch Plc.................  United Kingdom  1,515,777    6,306,537
                                                                    ------------
UTILITIES - 0.7%
Multi-Utilities - 0.7%
  Suez Lyonnaise des Eaux SA............  France             37,124    5,664,319
                                                                    ------------
    Total Common Stocks (cost
     $671,480,393)......................                             701,968,946
                                                                    ------------
PREFERRED STOCKS - 0.9%
INDUSTRIALS - 0.9%
Aerospace & Defense - 0.9%
  Embraer Empresa Brasileira de
   Aeronautica SA, ADR
   (cost $1,882,156)....................  Brazil            934,620    6,903,165
                                                                    ------------
MUTUAL FUND SHARES - 4.8%
  Evergreen Select Money Market Fund o
   (cost $35,639,499)...................  United States  35,639,499   35,639,499
                                                                    ------------
Total Investments - (cost $709,002,048) - 99.1%...................   744,511,610
Other Assets and Liabilities - 0.9%...............................     6,781,178
                                                                    ------------
Net Assets - 100.0%...............................................  $751,292,788
                                                                    ============

                                   EVERGREEN
                           International Growth Fund
                      Schedule of Investments (continued)
                                October 31, 2000


At October 31, 2000, the Fund held investments in the following countries:

                                                          Percentage of
                                            Market Value Portfolio Assets
                                            -----------------------------
         United Kingdom.................... $110,997,040       14.9%
         Japan.............................  110,870,231       14.9%
         Canada............................  100,156,890       13.4%
         France............................   90,415,219       12.1%
         Switzerland.......................   59,338,326        8.0%
         United States.....................   43,571,297        5.8%
         Germany...........................   41,473,532        5.6%
         Netherlands.......................   40,204,702        5.4%
         Italy.............................   26,553,417        3.6%
         Spain.............................   19,972,536        2.7%
         Sweden............................   17,620,849        2.4%
         Brazil............................   15,107,706        2.0%
         South Africa......................   14,018,792        1.9%
         Hong Kong.........................   13,060,103        1.8%
         Finland...........................    8,793,520        1.2%
         Denmark...........................    7,193,370        1.0%
         Singapore.........................    5,990,790        0.8%
         Egypt.............................    4,655,467        0.6%
         Mexico............................    3,760,772        0.5%
         Korea.............................    3,495,165        0.5%
         Australia.........................    2,912,909        0.4%
         Greece............................    1,603,564        0.2%
         Austria...........................    1,575,856        0.2%
         Norway............................      892,244        0.1%
         India.............................      277,313        0.0%
                                            ------------      ------
                                            $744,511,610      100.0%
                                            ============      ======

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                               Latin America Fund
                            Schedule of Investments
                                October 31, 2000

                                              Country     Shares       Value
COMMON STOCKS - 87.3%
CONSUMER DISCRETIONARY - 15.2%
Media - 8.2%
  Grupo Televisa SA, ADR * ................. Mexico          25,531 $ 1,381,865
  TV Azteca SA de CV, ADR * ................ Mexico          63,700     796,250
                                                                    -----------
                                                                      2,178,115
                                                                    -----------
Multi-line Retail - 1.4%
  Organizacion Soriana SA................... Mexico         117,872     369,795
                                                                    -----------
Specialty Retail - 5.6%
  Grupo Elektra SA de CV * ................. Mexico         349,100     361,421
  Wal-Mart de Mexico SA de CV * ............ Mexico         464,288   1,116,719
                                                                    -----------
                                                                      1,478,140
                                                                    -----------
CONSUMER STAPLES - 8.6%
Beverages - 8.2%
  Coca-Cola Femsa SA de CV, ADR............. Mexico          30,282     581,036
  Embotelladora Andina SA................... Chile           25,000      49,093
  Embotelladora Andina SA, Ser. A........... Chile           10,100     121,200
  Fomento Economico Mexicano SA de CV, Ser.
   B, ADR ("Femsa")......................... Mexico          23,304     889,921
  Panamerican Beverages, Inc. .............. Mexico          28,428     469,062
  Quilmes Industrial Quinsa SA, ADR......... Luxembourg       8,500      70,125
                                                                    -----------
                                                                      2,180,437
                                                                    -----------
Food & Drug Retailing - 0.4%
  Santa Isabel SA, ADR * ................... Chile           19,784     105,103
                                                                    -----------
ENERGY - 7.3%
Oil & Gas - 7.3%
  Petroleo Brasileiro SA, ADR
   ("Petrobras")............................ Brazil          64,350   1,706,530
  Petroleo Brasileiro SA, ADR
   ("Petrobras")............................ Brazil           7,300     212,156
                                                                    -----------
                                                                      1,918,686
                                                                    -----------
FINANCIALS - 18.8%
Banks - 18.8%
  Banco Bradesco SA......................... Brazil     161,564,177     998,668
  Banco Frances del Rio de la Plata SA,
   ADR * ................................... Argentina        6,530     142,844
  Banco Itau SA............................. Brazil       5,083,400     395,435
  Bradespar SA.............................. Brazil     161,564,177      94,789
  Grupo Financiero Banamex AC, Ser. O * .... Mexico         864,900   1,344,043
  Grupo Financiero Bancomer SA, Ser. O ..... Mexico       1,423,595     881,326
  Grupo Financiero Banorte SA de CV, Ser. O
   *........................................ Mexico         377,082     563,109
  Uniao de Bancos Brasileiros SA, GDR
   ("Unibanco")............................. Brazil          21,500     542,875
                                                                    -----------
                                                                      4,963,089
                                                                    -----------

                                   EVERGREEN
                               Latin America Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                  Country  Shares      Value
COMMON STOCKS - continued
INDUSTRIALS - 0.6%
Aerospace & Defense - 0.6%
  Embraer Empresa Brasileira de Aeronautica,
   ADR........................................... Brazil      5,500 $   159,156
                                                                    -----------
MATERIALS - 7.2%
Construction Materials - 3.3%
  Apasco SA de CV................................ Mexico     38,343     196,477
  Cemex SA de CV, Ser. B, ADR *.................. Mexico     31,516     665,775
                                                                    -----------
                                                                        862,252
                                                                    -----------
Metals & Mining - 3.2%
  CIA Vale do Rio Doce, ADR...................... Brazil     36,800     848,454
                                                                    -----------
Paper & Forest Products - 0.7%
  Aracruz Celulose SA, ADR....................... Brazil     12,400     186,000
                                                                    -----------
TELECOMMUNICATION SERVICES - 25.1%
Diversified Telecommunication Services - 25.1%
  Brasil Telecom Participacoes SA, ADR........... Brazil     16,700     904,931
  Carso Global Telecom, Ser. A1.................. Mexico    485,078   1,083,024
  Compania de Telecom de Chile SA, ADR........... Chile       9,800     149,450
  Embratel Participacoes SA *.................... Brazil  5,950,000      95,468
  Embratel Participacoes SA, ADR *............... Brazil     42,400     686,350
  Tele Norte Leste Participacoes SA, ADR......... Brazil     66,539   1,472,175
  Telefonos de Mexico SA de CV ("Telmex")........ Mexico     41,474   2,237,004
                                                                    -----------
                                                                      6,628,402
                                                                    -----------
UTILITIES - 4.5%
Electric Utilities - 4.5%
  Centrais Eletricas Brasileiras SA, ADR *....... Brazil     36,879     327,548
  Chilgener SA................................... Chile     488,000      86,417
  CIA Brasileira de Distribuicao, ADR............ Brazil     18,600     662,625
  Enersis SA, ADR................................ Chile       5,700     101,175
                                                                    -----------
                                                                      1,177,765
                                                                    -----------
    Total Common Stocks (cost $16,922,089).......                    23,055,394
                                                                    -----------
PREFERRED STOCKS - 12.1%
CONSUMER STAPLES - 4.9%
Beverages - 4.4%
  CIA de Bebidas das Americas, ADR ("Ambev")..... Brazil  5,181,500   1,156,297
                                                                    -----------
Food Products - 0.5%
  Perdigao SA.................................... Brazil     21,860     151,153
                                                                    -----------
INDUSTRIALS - 4.8%
Aerospace & Defense - 4.8%
  Embraer Empresa Brasileira de Aeronautica SA,
   ADR........................................... Brazil    172,323   1,272,789
                                                                    -----------

                                   EVERGREEN
                               Latin America Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                               Country     Shares      Value
PREFERRED STOCKS - continued
MATERIALS - 2.4%
Metals & Mining - 2.4%
  Caemi Mineracao e Metalurgica SA *....... Brazil        2,824,100 $   384,634
  Usinas Siderurgicas de Minas Gerais SA... Brazil           46,400     238,198
                                                                    -----------
                                                                        622,832
                                                                    -----------
    Total Preferred Stocks (cost
     $1,153,103)...........................                           3,203,071
                                                                    -----------
WARRANTS - 0.0%
MATERIALS - 0.0%
Construction Materials - 0.0%
  Cemex SA de CV, ADR, expire 12/13/2002 *
   (cost $3,883)........................... Mexico            2,219       4,438
                                                                    -----------
MUTUAL FUND SHARES - 0.4%
  Evergreen Select Money Market Fund o
   (cost $95,714).......................... United States    95,714      95,714
                                                                    -----------
Total Investments - (cost $18,174,789) - 99.8%.....................  26,358,617
Other Assets and Liabilities - 0.2%................................      52,510
                                                                    -----------
Net Assets - 100.0%................................................ $26,411,127
                                                                    ===========

At October 31, 2000, the Fund held investments in the following countries:

                                               Market     Percentage of
                                                Value    Portfolio Assets
                                             ----------------------------
         Mexico............................. $12,941,266       48.9%
         Brazil.............................  12,496,230       47.5%
         Chile..............................     612,438        2.4%
         Argentina..........................     142,844        0.5%
         United States......................      95,714        0.4%
         Luxembourg.........................      70,125        0.3%
                                             -----------      ------
                                             $26,358,617      100.0%
                                             ===========      ======

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                             Perpetual Global Fund
                            Schedule of Investments
                                October 31, 2000

                                            Country       Shares      Value
COMMON STOCKS - 91.4%
CONSUMER DISCRETIONARY - 14.3%
Auto Components - 0.2%
  BBA Group Plc......................... United Kingdom     74,697 $    410,224
                                                                   ------------
Automobiles - 1.2%
  Brilliance China Automotive Hldgs.,
   Ltd.................................. United States   2,200,000      712,271
  Honda Motor Co., Ltd. ................ Japan              27,000      932,869
  Mazda Motor Corp. .................... Japan             376,000      727,086
                                                                   ------------
                                                                      2,372,226
                                                                   ------------
Distributors - 1.2%
  Buhrmann NV........................... Netherlands        50,472    1,379,144
  Kent Electronics Corp. *.............. United States      27,500      512,188
  Synnex Technology Intl. Corp., GDR.... Taiwan             10,680       87,042
  Wolseley Plc.......................... United Kingdom     85,622      473,328
                                                                   ------------
                                                                      2,451,702
                                                                   ------------
Hotels, Restaurants & Leisure - 0.7%
  Cafe De Coral Hldgs., Ltd. ........... Hong Kong         749,000      280,911
  Carnival Corp., Class A............... United States      13,000      322,562
  Corp. de Interamericana
   Entretenimiento SA *................. Mexico             21,682       97,952
  Hilton Group Plc...................... United Kingdom    178,412      495,730
  Millennium & Copthorne Hotels Plc..... United Kingdom     38,000      212,274
                                                                   ------------
                                                                      1,409,429
                                                                   ------------
Household Durables - 1.5%
  Beko Elektronik AS *.................. Turkey         20,000,000      252,020
  Fairview Hldgs. Plc................... United Kingdom    100,300      229,938
  George Wimpey Plc..................... United Kingdom    100,000      217,642
  Matsushita-Kotobuki Electronics
   Industries, Ltd. .................... Japan              70,000    1,376,071
  Taylor Woodrow Plc.................... United Kingdom    110,000      290,480
  Vestel Electronik Sanayi ve Ticaret AS
   *.................................... Turkey          3,100,000      635,912
                                                                   ------------
                                                                      3,002,063
                                                                   ------------
Internet & Catalog Retail - 0.2%
  Great University Stores Plc........... United Kingdom     48,000      331,513
                                                                   ------------
Leisure Equipment & Products - 1.4%
  EMI Group Plc......................... United Kingdom     56,000      419,266
  Infogrames Entertainment SA *......... France             26,097      545,897
  Nintendo Co., Ltd. ................... Japan              10,200    1,687,302
  Shimano, Inc.......................... Japan              10,300      207,199
                                                                   ------------
                                                                      2,859,664
                                                                   ------------
Media - 3.4%
  ABS-CBN Broadcasting Corp............. Philippines       108,000       83,402
  BEC World............................. Thailand           50,000      284,026
  Benpres Hldgs. Corp., GDR 144A *...... Philippines        27,200       22,304
  Clear Channel Communications, Inc. *.. United States      11,808      709,218

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                Country     Shares     Value
COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Media - continued
  Comcast Corp., Class A *.................. United States   21,600 $    880,200
  Cordiant Communications Group Plc......... United Kingdom  17,500       74,651
  Daily Mail & General Trust, Class A....... United Kingdom  30,510      407,270
  DoubleClick, Inc. *....................... United States    4,300       69,875
  Globo Cabo SA, ADR........................ Brazil          19,700      213,006
  Grupo Televisa SA, ADR *.................. Mexico           2,660      143,973
  Rank Group................................ United Kingdom  90,000      223,301
  Reed Intl. Plc............................ United Kingdom  58,000      536,068
  Shaw Brothers (Hong Kong), Ltd. .......... Hong Kong      393,000      269,592
  Trinity Mirror Plc........................ United Kingdom  23,500      153,949
  TV Azteca SA de CV, ADR *................. Mexico          11,100      138,750
  VNU NV.................................... Netherlands     30,430    1,433,172
  Walt Disney Co. .......................... United States   32,000    1,146,000
                                                                    ------------
                                                                       6,788,757
                                                                    ------------
Multi-line Retail - 1.7%
  Debenhams Retail Plc...................... United Kingdom  50,000      155,252
  National Express Group.................... United Kingdom  22,800      292,772
  Next Plc.................................. United Kingdom  44,326      440,878
  Publicis Groupe SA........................ France           8,105      265,143
  Seiyu, Ltd. .............................. Japan           85,000      260,963
  Selfridges Plc............................ United Kingdom  70,000      300,383
  Target Corp. ............................. United States   15,000      414,375
  Wal-Mart Stores, Inc. .................... United States   27,700    1,256,887
                                                                    ------------
                                                                       3,386,653
                                                                    ------------
Specialty Retail - 1.9%
  Bulgari SpA............................... Italy           82,210      967,619
  MFI Furniture Group....................... United Kingdom 173,750      138,656
  Morrison Supermarkets Plc................. United Kingdom 115,830      300,834
  RadioShack Corp. ......................... United States    5,900      351,788
  Signet Group Plc ......................... United Kingdom 608,500      507,669
  Telepizza SA *............................ Spain          121,797      466,140
  Toys "R" Us, Inc. *....................... United States   52,000      893,750
  Wal-Mart de Mexico SA de CV *............. Mexico          67,400      162,112
                                                                    ------------
                                                                       3,788,568
                                                                    ------------
Textiles & Apparel - 0.9%
  Christian Dior SA......................... France          17,896      909,674
  Gucci Group NV............................ Netherlands     10,350    1,010,047
                                                                    ------------
                                                                       1,919,721
                                                                    ------------

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                             Country      Shares      Value
COMMON STOCKS - continued
CONSUMER STAPLES - 5.7%
Beverages - 0.9%
  Bass Plc............................... United Kingdom    46,585 $    455,911
  CIA de Bebidas das Americas, ADR
   ("Ambev")............................. Brazil            14,800      333,925
  Coca-Cola Co. ......................... United States     16,500      996,187
  Coca-Cola Femsa SA, ADR................ Mexico             4,100       78,669
                                                                   ------------
                                                                      1,864,692
                                                                   ------------
Food & Drug Retailing - 1.3%
  Boots Co. Plc.......................... United Kingdom    33,000      263,347
  CIA Brasileira de Distribuicao Grupo
   Pao de Acucar......................... Brazil         2,400,000       85,502
  CVS Corp. ............................. United States     14,600      772,888
  Iceland Group Plc...................... United Kingdom    83,590      397,208
  Kroger Co. ............................ United States     34,400      776,150
  Safeway Plc............................ United Kingdom    35,000      145,494
  Tesco Plc.............................. United Kingdom    69,400      264,578
                                                                   ------------
                                                                      2,705,167
                                                                   ------------
Food Products - 0.6%
  Ajinomoto Co., Inc. ................... Japan             33,000      368,968
  Express Dairies Plc.................... United Kingdom   172,500      132,653
  H.J. Heinz Co. ........................ United States     15,700      658,419
                                                                   ------------
                                                                      1,160,040
                                                                   ------------
Household Products - 0.1%
  Kao Corp. ............................. Japan             10,000      299,684
                                                                   ------------
Personal Products - 0.5%
  Body Shop Intl. Plc.................... United Kingdom   119,181      152,175
  Gillette Co. .......................... United States     10,000      348,750
  Reckitt Benckiser Plc.................. United Kingdom    19,100      251,081
  Shiseido Co., Ltd. .................... Japan             22,000      284,287
                                                                   ------------
                                                                      1,036,293
                                                                   ------------
Tobacco - 2.3%
  British America Tobacco Indonesia Plc.. Indonesia        108,000      145,673
  British America Tobacco Inds. Plc...... United Kingdom    89,500      627,224
  Philip Morris Co., Inc. ............... United States     67,200    2,461,200
  PT HM Sampoerna Tbk.................... Indonesia        150,000      176,282
  Tabacalera Nacional SA, Ser. A......... Spain             74,228    1,111,772
                                                                   ------------
                                                                      4,522,151
                                                                   ------------
ENERGY - 3.6%
Energy Equipment & Services - 1.0%
  IHC Caland NV.......................... Netherlands       15,990      705,594
  Petroleum Geo-Services ASA *........... Norway            64,910      895,407
  Weatherford Intl., Inc. *.............. United States      8,300      302,950
                                                                   ------------
                                                                      1,903,951
                                                                   ------------

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                            Country       Shares      Value
COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - 2.6%
  Amerada Hess Corp. ................... United States       8,250 $    511,500
  Enterprise Oil Plc.................... United Kingdom    101,500      802,629
  Exxon Mobil Corp. .................... United States      19,500    1,739,156
  Petroleo Brasileiro SA, ADR
   ("Petrobras") *...................... Brazil              5,900      171,469
  Shell Transportation & Trading Co.
   Plc.................................. United Kingdom    174,000    1,399,919
  Talisman Energy, Inc. *............... Canada             10,400      326,468
  Texaco, Inc. ......................... United States       5,850      345,516
                                                                   ------------
                                                                      5,296,657
                                                                   ------------
FINANCIALS - 18.3%
Banks - 7.3%
  Abbey Natl. Bank Plc.................. United Kingdom     60,650      836,881
  Akbank Turk Anonim Sirket............. Turkey         52,219,840      336,663
  Asahi Bank............................ Japan             297,000    1,170,417
  Banca Nazionale Del Lavoro SpA........ Italy             392,853    1,273,493
  Banco Bradesco SA..................... Brazil         19,500,000      120,534
  Banco Popular Espanol SA.............. Spain              28,300      846,542
  Banco Santantander Central............ Spain              54,700      530,099
  Bank of Scotland Plc.................. United Kingdom     91,000      848,994
  Bank One Corp. ....................... United States      12,200      445,300
  Barclays Bank Plc..................... United Kingdom     20,645      590,710
  Chase Manhattan Corp. ................ United States       4,600      209,300
  Dah Sing Finl. Group.................. Hong Kong          54,553      234,328
  DBS Group Hldgs., Ltd. ............... Singapore          35,000      412,515
  Den Danske Bank AS.................... Denmark             4,403      637,643
  Grupo Financiero Banamex AC, Ser. O
   *.................................... Mexico            108,000      167,831
  Overseas Chinese Bank, Ltd............ Singapore               1            6
  Overseas Union Bank, Ltd. ............ Singapore         125,810      608,885
  PT Bank Nisp Tbk...................... Indonesia       2,872,000       95,120
  Public Bank Bhd, Ltd. ................ Malaysia          200,000      171,579
  Royal Bank of Scotland Plc............ United Kingdom     33,326      748,042
  Sanwa Bank, Ltd....................... Japan              73,000      648,948
  Standard Chartered Bank Plc........... United Kingdom     35,075      505,867
  Sumitomo Bank, Ltd.................... Japan              82,000      995,738
  Tokai Bank, Ltd. ..................... Japan             167,000      895,340
  Uniao de Bancos Brasileiros SA, GDR
   ("Unibanco")......................... Brazil              8,800      222,200
  United Overseas Bank.................. Singapore          35,000      259,067
  Zagrebacka Banka DD, GDR.............. Croatia            49,950      783,965
                                                                   ------------
                                                                     14,596,007
                                                                   ------------
Diversified Financials - 7.9%
  Aeon Credit Service Co., Ltd. *....... Hong Kong         998,800      332,976
  Aiful Corp............................ Japan              10,800      851,212

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                Country     Shares     Value
COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - continued
  Cattles Plc............................... United Kingdom  72,000 $    255,425
  Citigroup, Inc............................ United States   36,000    1,894,500
  Compart SpA............................... Italy          560,000      919,543
  Dexia..................................... Belgium          4,585      698,405
  Fannie Mae Co............................. United States   28,200    2,171,400
  Fleming Russia Securities Fund, Ltd. *.... United Kingdom  26,500      351,655
  Formosa Growth Fund, Ltd. *............... Taiwan           5,000       78,125
  Freddie Mac Corp.......................... United States   14,800      888,000
  H & CB *.................................. United States   21,924      263,088
  Hanson Plc................................ United Kingdom  18,000       94,936
  HSBC Hldgs. Plc (Hong Kong Exchange)...... United Kingdom  32,059      446,006
  Hutchison Whampoa, Ltd.................... Hong Kong       33,000      410,437
  Indian Opportunities Fund *............... United Kingdom  11,000      112,750
  Irish Life & Permanent Plc................ Ireland         57,562      567,933
  Julius Baer Hldgs. AG..................... Switzerland        298    1,475,412
  Kokusai Securities Co., Ltd............... Japan           80,000      674,518
  Lonrho Plc................................ United Kingdom  30,000      369,992
  Merrill Lynch & Co., Inc.................. United States   75,500      565,127
  Morgan Stanley Dean Witter & Co........... United States    6,100      489,906
  Orix Corp................................. Japan            5,100      535,169
  Sulzer AG................................. Switzerland        805      519,918
  Taiwan Opportunities Fund, Ltd. *......... Taiwan          30,000      270,000
  Tele Atlas NV *........................... Netherlands     37,130      746,752
                                                                    ------------
                                                                      15,983,185
                                                                    ------------
Insurance - 1.9%
  Allstate Corp. ........................... United States   25,800    1,038,450
  American Intl. Group, Inc. ............... United States   12,300    1,205,400
  COFACE.................................... France           7,500      675,274
  Legal & General Group Plc................. United Kingdom  80,000      199,070
  Prudential Corp. Plc...................... United Kingdom  50,750      682,603
                                                                    ------------
                                                                       3,800,797
                                                                    ------------
Real Estate - 1.2%
  Amoy Properties, Ltd. .................... Hong Kong      500,000      455,186
  British Land Co. Plc...................... United Kingdom  29,000      173,359
  Burford Hldgs. Plc........................ United Kingdom 225,000      326,464
  Chelsfield Plc............................ United Kingdom  20,000      105,919
  Cheung Kong Hldgs., Ltd. ................. Hong Kong       78,000      862,611
  Kerry Properties, Ltd. ................... Hong Kong      143,167      164,296
  Land Securities Plc....................... United Kingdom  28,000      288,449
                                                                    ------------
                                                                       2,376,284
                                                                    ------------

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                               Country     Shares     Value
COMMON STOCKS - continued
HEALTH CARE - 6.1%
Biotechnology - 0.4%
  Cambridge Antibody Technology Group Plc
   *....................................... United Kingdom   7,500 $    467,931
  Celltech Group Plc, Class F *............ United Kingdom  14,400      286,243
                                                                   ------------
                                                                        754,174
                                                                   ------------
Health Care Equipment & Supplies - 0.1%
  Smith & Nephew Plc....................... United Kingdom  79,181      325,132
                                                                   ------------
Health Care Providers & Services - 0.3%
  HEALTHSOUTH Corp. *...................... United States   51,900      622,800
                                                                   ------------
Pharmaceuticals - 5.3%
  Alliance Unichem Plc..................... United Kingdom  45,000      381,309
  American Home Products Corp. ............ United States    7,850      498,475
  Bristol-Myers Squibb Co. ................ United States   12,300      749,531
  Elan Corp. Plc, ADR *.................... Ireland         32,698    1,698,252
  Johnson & Johnson........................ United States    7,000      644,875
  Merck & Co., Inc. ....................... United States   24,600    2,212,463
  Novo Nordisk AS, Ser. B.................. Denmark          5,620    1,191,995
  Ono Pharmaceutical Co., Ltd. ............ Japan           10,000      398,662
  Pfizer, Inc. ............................ United States   14,425      622,980
  Pharmacia Corp. ......................... United States    9,300      511,500
  Pliva DD, GDR ........................... Croatia         11,000      116,050
  Sankyo Co. .............................. Japan           40,000      881,639
  Slovakofarma Reg S, GDR *................ Slovakia         3,600        7,319
  Toyama Chemical Co. ..................... Japan           31,000      123,585
  Xtl Biopharmaceuti *..................... United Kingdom  54,400      127,238
  Zeneca Grp. ............................. United Kingdom  10,650      498,810
                                                                   ------------
                                                                     10,664,683
                                                                   ------------
INDUSTRIALS - 9.3%
Aerospace & Defense - 0.3%
  British Aerospace Plc.................... United Kingdom  58,000      329,467
  Meggitt Plc.............................. United Kingdom  78,666      240,836
                                                                   ------------
                                                                        570,303
Air Freight & Couriers - 0.5%
  TNT Post Group NV........................ Netherlands     45,620      966,280
                                                                   ------------
Commercial Services & Supplies - 2.8%
  Amadeus Global Travel *.................. Spain          122,907    1,004,399
  Atos SA *................................ France           8,426      691,435
  Cap Gemini NV............................ France           4,184      667,502
  ITG Group Plc *.......................... Ireland         60,664      460,741
  Ricoh Co., Ltd. ......................... Japan           35,000      538,881
  Telegate SA *............................ Germany          7,112      436,348
  Toppan Printing Co., Ltd. ............... Japan          139,000    1,228,026
  Transiciel SA............................ France          10,850      531,722
                                                                   ------------
                                                                      5,559,054
                                                                   ------------

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                               Country     Shares     Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Construction & Engineering - 1.0%
  Balfour Beatty Plc....................... United Kingdom 100,380 $    168,950
  Bellway Plc.............................. United Kingdom  50,210      225,842
  Laing John Plc........................... United Kingdom  74,000      408,007
  Mitsui Engineering & Shipbuilding Co.,
   Ltd. *.................................. Japan          357,000      363,167
  Saipem SpA............................... Italy          165,000      859,717
                                                                   ------------
                                                                      2,025,683
                                                                   ------------
Electrical Equipment - 0.7%
  Densei Lambda KK......................... Japan            1,600       33,433
  Elexis AG................................ Germany         97,250      738,611
  Entrelec Groupe SA....................... France          12,072      553,192
                                                                   ------------
                                                                      1,325,236
                                                                   ------------
Industrial Conglomerates - 2.7%
  China Petroleum & Chemical Corp. *....... China          465,000       91,223
  Compagnie de Saint Gobain................ France           7,465      987,596
  Gen. Elec. Co. .......................... United States   52,600    2,883,138
  Johnson Elec. Hldgs., Ltd. .............. Bermuda         31,000       62,405
  Lattice Group Plc *...................... United Kingdom  79,333      169,209
  Li & Fung, Ltd. ......................... Hong Kong      124,000      230,542
  Smiths Inds. Plc......................... United Kingdom  30,000      321,240
  Turkcell Iletisim Hizmetleri *........... Turkey          25,617      280,186
  Tyco Intl., Ltd. ........................ United States    8,100      459,169
                                                                   ------------
                                                                      5,484,708
                                                                   ------------
Machinery - 0.9%
  Coflexip SA.............................. France           7,770      900,030
  Konecranes Intl. ........................ Finland         27,150      633,356
  Tubos de Acero de Mexico SA, ADR *....... Mexico          16,200      246,402
                                                                   ------------
                                                                      1,779,788
                                                                   ------------
Marine - 0.1%
  Associated British Ports Hldgs. Plc...... United Kingdom  50,000      222,721
                                                                   ------------
Road & Rail - 0.3%
  Arriva Plc............................... United Kingdom  77,000      259,197
  Railtrack Group Plc...................... United Kingdom  29,600      457,827
                                                                   ------------
                                                                        717,024
                                                                   ------------
INFORMATION TECHNOLOGY - 18.3%
Communications Equipment - 6.3%
  Avaya, Inc. *............................ United States    2,483       33,365
  Cisco Sys., Inc. *....................... United States   46,300    2,494,412
  Enea Data AB............................. Sweden         116,750      566,674
  Ericsson LM Telephone, Ser. B............ Sweden         302,750    4,029,678
  Lucent Technologies, Inc. ............... United States   16,800      391,650

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                               Country     Shares     Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
  Nokia OYJ................................ Finland        103,543 $  4,260,653
  Nortel Networks Corp. ................... Canada          13,700      623,350
  Sycamore Networks, Inc. *................ United States    3,500      221,375
  World Access, Inc. *..................... United States   23,100      112,613
                                                                   ------------
                                                                     12,733,770
                                                                   ------------
Computers & Peripherals - 4.1%
  Compal Electronic, GDR................... Taiwan          20,745      163,367
  Compaq Computer Corp. ................... United States   38,000    1,155,580
  EMC Corp. *.............................. United States   23,200    2,066,250
  Hon Hai Precision Industry Co., Ltd.,
   GDR..................................... Taiwan          20,540      236,724
  Intl. Business Machines Corp. ........... United States   30,600    3,014,100
  Sun Microsystems, Inc. *................. United States   13,700    1,518,987
  Systex Corp., GDR *...................... United States   18,000       89,100
                                                                   ------------
                                                                      8,244,108
                                                                   ------------
Electronic Equipment & Instruments - 1.7%
  02Micro Intl., Ltd. *.................... Cayman Island    3,000       30,187
  Cookson Group Plc........................ United Kingdom 110,000      299,258
  ELMOS Semiconductor AG................... Germany         31,306    1,036,085
  Epcos AG *............................... Germany          8,851      670,879
  Hirose Elec. Co., Ltd. .................. Japan            1,800      207,854
  Hitachi, Ltd. ........................... Japan           22,000      235,898
  Stonesoft OYJ *.......................... Finland         37,140      584,641
  TDK Corp. ............................... Japan            3,700      373,001
                                                                   ------------
                                                                      3,437,803
                                                                   ------------
Internet Software & Services - 1.7%
  America Online, Inc. *................... United States   54,500    2,748,435
  Genuity, Inc. *.......................... United States   29,500      162,250
  Vignette Corp. .......................... United States   13,650      406,941
                                                                   ------------
                                                                      3,317,626
                                                                   ------------
IT Consulting & Services - 0.0%
  Merkantildata ASA........................ Norway               1            5
                                                                   ------------
Semiconductor Equipment & Products - 3.2%
  Dialog Semiconductor Plc *............... United Kingdom  14,700      331,820
  Micron Tech., Inc. *..................... United States   48,900    1,699,275
  Novellus Sys., Inc. *.................... United States   22,700      929,281
  Rohm Co., Ltd. .......................... Japan              900      226,907
  Samsung Electronics, Ltd., GDR 144A...... Korea            9,428      395,592
  Semiconductor HOLDRs Trust *............. United States   36,000    2,368,800
  Taiwan Semiconductor Manufacturing Co.,
   Ltd., ADR *............................. Taiwan           9,288      210,722
  Winbond Electronics Corp., GDR *......... Taiwan          22,150      215,409
                                                                   ------------
                                                                      6,377,806
                                                                   ------------

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                Country     Shares     Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Software - 1.3%
  BVR Technologies, Ltd. *.................. United States   25,000 $    114,063
  Microsoft Corp. *......................... United States   29,300    2,018,037
  Oracle Sys. Corp. *....................... United States   17,300      570,900
                                                                    ------------
                                                                       2,703,000
                                                                    ------------
MATERIALS - 4.5%
Chemicals - 0.8%
  Dow Chemical Co. ......................... United States   13,300      407,313
  Lonza Group AG............................ Switzerland      1,261      604,685
  SGL Carbon AG *........................... Germany         10,262      627,087
                                                                    ------------
                                                                       1,639,085
                                                                    ------------
Construction Materials - 1.4%
  Aggregate Indiana Plc..................... United Kingdom 270,000      250,724
  Cheung Kong Infrastructure Hldgs.......... Hong Kong       73,000      113,258
  CRH Plc................................... Ireland         63,707      966,625
  Ferretti SpA *............................ Italy          220,000      819,578
  Grupo Empres Ence SA *.................... Spain            7,786      115,229
  Imerys SA................................. France           1,980      195,747
  Morgan Crucible Co. Plc................... United Kingdom  86,000      338,158
                                                                    ------------
                                                                       2,799,319
                                                                    ------------
Containers & Packaging - 0.5%
  Ifco Sys. *............................... Netherlands     31,275      302,556
  Rengo Co. ................................ Japan           58,000      273,748
  Smurfit Container Corp. *................. United States   30,100      406,350
                                                                    ------------
                                                                         982,654
                                                                    ------------
Metals & Mining - 1.2%
  Alcoa, Inc. .............................. United States   15,100      433,181
  Barrick Gold Corp. ....................... Canada          30,300      405,262
  Hindalco Inds., Ltd., GDR 144A............ India            5,000       74,250
  Johnson Matthey Plc....................... United Kingdom  25,000      389,943
  KGHM Polska Miedz SA *.................... United States   10,967      118,444
  Placer Dome, Inc.......................... Canada          42,700      346,937
  Pohang Iron & Steel, Ltd., ADR............ Korea           17,000      268,813
  Rio Tinto Plc............................. United Kingdom  28,850      466,738
                                                                    ------------
                                                                       2,503,568
                                                                    ------------
Paper & Forest Products - 0.6%
  Empresa Nacional de Celulosas SA.......... Spain           18,235      269,870
  Intl. Paper Co. .......................... United States   15,200      556,700
  Mead Corp. ............................... United States   12,800      370,400
                                                                    ------------
                                                                       1,196,970
                                                                    ------------

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                Country     Shares     Value
COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - 6.9%
Diversified Telecommunication Services -
  4.0%
  Adelphia Communications Corp., Class
   A *.....................................  United States    9,500 $    315,281
  Allegiance Telecom., Inc. *..............  United States    8,000      251,500
  Asia Satellite Telecommunications Hldgs.,
   Ltd. ...................................  Hong Kong       60,000      121,554
  AT&T Corp................................  United States   23,600      547,225
  BellSouth Corp. .........................  United States    9,500      458,969
  Brasil Telecom Participacoes SA, ADR.....  Brazil           1,300       70,444
  Deltathree.com, Inc. *...................  United States   61,960      185,880
  Embratel Participacoes SA, ADR...........  Brazil          15,400      249,288
  Global Crossing, Ltd. *..................  United States   17,650      416,981
  Golden Telecom Inc. *....................  Russia          12,500      193,750
  Intermedia Communications, Inc. *........  United States   14,900      329,662
  Korea Telecom Corp. .....................  Korea            5,000      184,375
  Level 3 Communications, Inc. *...........  United States    2,500      119,219
  Matav, ADR *.............................  Hungary         24,700      580,450
  Nippon Telegraph & Telephone Corp. ......  Japan              108      982,853
  Qwest Communications Intl., Inc. *.......  United States    9,300      452,212
  SBC Communications, Inc. ................  United States    7,750      447,078
  Sumida Corp. ............................  Japan            9,400      431,600
  Tele Centro Oeste Celular Participacoes
   SA, ADR.................................  Brazil          25,100      254,138
  Telefonos de Mexico SA de CV ("Telmex")..  Mexico           5,680      306,365
  Verizon Communications...................  United States   20,968    1,212,212
                                                                    ------------
                                                                       8,111,036
                                                                    ------------
Wireless Telecommunications Services - 2.9%
  China Telecom (Hong Kong), Ltd. *........  Hong Kong       88,000      564,175
  Grupo Lusacell SA de CV, ADR *...........  United States   14,000      182,000
  Nextel Communications, Inc., Class A *...  United States   11,000      422,812
  Sprint Corp. (PCS Group), Ser. 1 *.......  United States    5,400      205,875
  Tele Celular Sul Participacoes, ADR......  United States    9,300      234,244
  Telemig Celular Participacoes SA, ADR....  Brazil           5,050      265,125
  Telesp Celuar Participacoes SA, ADR *....  Brazil           8,700      275,138
  Vodafone Airtouch Plc....................  United Kingdom 855,197    3,558,130
                                                                    ------------
                                                                       5,707,499
                                                                    ------------
UTILITIES - 4.4%
Electric Utilities - 2.2%
  Innogy Hldgs. Plc *......................  United Kingdom  82,700      239,987
  National Pwr. Plc........................  United Kingdom  62,000      250,086
  Scot & Southern Energy Plc...............  United Kingdom  48,000      399,069
  Tata Elec. Co., GDR......................  India            1,500      183,750
  Tokyo Elec. Pwr. Co., Inc. ..............  Japan          131,700    3,198,506
  United Utilities Plc.....................  United Kingdom  13,947      140,238
                                                                    ------------
                                                                       4,411,636
                                                                    ------------

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                           Country       Shares       Value
COMMON STOCKS - continued
UTILITIES - continued
Gas Utilities - 1.8%
  BG Group Plc......................... United Kingdom      79,333 $    317,699
  Centrica Plc......................... United Kingdom      72,000      247,590
  Gas Natural SDG...................... Spain               83,578    1,432,671
  Kinder Morgan, Inc. ................. United States       30,000    1,156,875
  Williams Cos., Inc. ................. United States       10,100      422,306
                                                                   ------------
                                                                      3,577,141
                                                                   ------------
Water Utilities - 0.4%
  AWG Plc.............................. United Kingdom      49,000      423,735
  Kelda Group Plc...................... United Kingdom      72,000      386,011
                                                                   ------------
                                                                        809,746
                                                                   ------------
    Total Common Stocks (cost
     $183,168,199).....................                             183,835,786
                                                                   ------------
PREFERRED STOCKS - 0.7%
CONSUMER DISCRETIONARY - 0.7%
Automobiles - 0.7%
  Porsche AG........................... Germany                400    1,347,577
                                                                   ------------
UTILITIES - 0.0%
Water Utilities - 0.0%
  AWG Plc Redeemable Shares............ United Kingdom  15,190,000       13,224
                                                                   ------------
    Total Preferred Stocks (cost
     $767,748).........................                               1,360,801
                                                                   ------------
CONVERTIBLE DEBENTURES - 0.3%
FINANCIALS - 0.3%
Diversified Financials - 0.3%
  Nichei Co., Ltd., 0.875%,
   03/31/2005.......................... Japan          100,000,000      603,125
                                                                   ------------
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
  Scotia Hldgs. Plc, 8.50%,
   03/26/2002.......................... United Kingdom      19,000        7,547
                                                                   ------------
    Total Convertible Debentures (cost
     $967,125).........................                                 610,672
                                                                   ------------
UNIT INVESTMENT TRUST - 1.8%
  Nasdaq 100 Trust (cost
   $3,573,926) *....................... United States       42,900    3,505,064
                                                                   ------------

                                                        Principal
                                           Country       Amount       Value
U.S. TREASURY OBLIGATIONS - 0.0%
  U.S. Treasury Notes p:
   5.375%, 02/15/2001.................. United States      $16,912       16,859
   6.625%, 07/31/2001.................. United States       50,988       51,084
                                                                   ------------
    Total U.S. Treasury Obligations
     (cost $67,943)....................                                  67,943
                                                                   ------------

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 2000


                                             Country      Shares      Value
CORPORATE LETTER OF CREDIT - 0.7%
  Royal Bank of Canada pp (cost
   $1,367,061)..........................  Canada         1,367,061 $  1,367,061
                                                                   ------------
RIGHTS - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services -
  0.0%
CIA Brasileira de Petroleo
 ("Petrobras") *........................  Brazil                 2            0
                                                                   ------------
Wireless Telecommunications Services -
  0.0%
Telesp Celular Participacoes SA, ADR *..  United States        270            3
                                                                   ------------
    Total Rights (cost $0)..............                                      3
                                                                   ------------
WARRANTS - 0.1%
FINANCIALS - 0.0%
Banks - 0.0%
  KBC Financial Call Toshiba, expires
   7/4/2003 *...........................  Cayman Island      4,500       25,290
Diversified Financials - 0.0%
  Credit Suisse AG, expires 8/1/2002 *..  Singapore        400,000       18,000
                                                                   ------------
MATERIALS - 0.1%
Containers & Packaging - 0.1%
  KBC Fp Ltd. Callable Corp., expires
   10/24/2010 *.........................  United States      5,000       91,250
                                                                   ------------
    Total Warrants (cost $152,310)......                                134,540
                                                                   ------------
MUTUAL FUND SHARES - 14.2%
  Atlantic Korean Smaller Co. Fund......  United States     20,000      265,000
  Evergreen Select Money Market Fund o..  United States  9,482,530    9,482,530
  Navigator Prime Portfolio pp..........  United States 18,875,875   18,875,875
                                                                   ------------
    Total Mutual Fund Shares (cost
     $28,498,405).......................                             28,623,405
                                                                   ------------
Total Investments - (cost $218,562,717) - 109.2%.................   219,505,275
Other Assets and Liabilities - (9.2%)............................   (18,445,341)
                                                                   ------------
Net Assets - 100.0%..............................................  $201,059,934
                                                                   ============

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 2000

At October 31, 2000, the Fund held investments in the following countries:

                                                          Percentage of
                                            Market Value Portfolio Assets
                                            -----------------------------
         United States..................... $ 99,980,093       45.6%
         United Kingdom....................   31,391,332       14.3%
         Japan.............................   22,016,656       10.0%
         France............................    6,923,212        3.2%
         Netherlands.......................    6,543,544        3.0%
         Spain.............................    5,776,723        2.6%
         Finland...........................    5,478,649        2.5%
         Germany...........................    4,856,588        2.2%
         Italy.............................    4,839,951        2.2%
         Sweden............................    4,596,352        2.1%
         Hong Kong.........................    4,039,867        1.9%
         Ireland...........................    3,693,551        1.7%
         Switzerland.......................    2,600,015        1.2%
         Brazil............................    2,260,768        1.0%
         Denmark...........................    1,829,638        0.8%
         Canada............................    1,702,018        0.8%
         Turkey............................    1,504,780        0.7%
         Mexico............................    1,342,053        0.6%
         Singapore.........................    1,298,474        0.6%
         Taiwan............................    1,261,388        0.6%
         Croatia...........................      900,015        0.4%
         Norway............................      895,412        0.4%
         Korea.............................      848,780        0.4%
         Belgium...........................      698,405        0.3%
         Hungary...........................      580,450        0.3%
         Indonesia.........................      417,075        0.2%
         Thailand..........................      284,026        0.1%
         India.............................      258,000        0.1%
         Russia............................      193,750        0.1%
         Malaysia..........................      171,579        0.1%
         Philippines.......................      105,706        0.0%
         China.............................       91,223        0.0%
         Bermuda...........................       62,405        0.0%
         Cayman Islands....................       55,478        0.0%
         Slovakia..........................        7,319        0.0%
                                            ------------      ------
                                            $219,505,275      100.0%
                                            ============      ======

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                          Perpetual International Fund
                            Schedule of Investments
                                October 31, 2000

                                            Country       Shares      Value
COMMON STOCKS - 92.2%
CONSUMER DISCRETIONARY - 17.6%
Auto Components - 0.3%
  BBA Group Plc......................... United Kingdom    105,645 $    580,186
                                                                   ------------
Automobiles - 1.8%
  Brilliance China Automotive Hldgs.,
   Ltd. ................................ United States   2,400,000      777,023
  Honda Motor Co., Ltd. ................ Japan              44,000    1,520,231
  Mazda Motor Corp. .................... Japan             602,000    1,164,111
                                                                   ------------
                                                                      3,461,365
                                                                   ------------
Distributors - 1.5%
  Buhrmann NV........................... Netherlands        73,568    2,010,241
  Synnex Technology Intl. Corp., GDR.... Taiwan             15,360      125,184
  Wolseley Plc.......................... United Kingdom    119,622      661,284
                                                                   ------------
                                                                      2,796,709
                                                                   ------------
Hotels, Restaurants & Leisure - 0.8%
  Cafe de Coral Hldgs., Ltd. ........... Hong Kong       1,200,000      450,058
  Corp de Interamericana Entretenimiento
   SA................................... Mexico             19,925       90,014
  Hilton Group Plc...................... United Kingdom    255,941      711,150
  Millennium & Copthorne Hotels Plc..... United Kingdom     54,000      301,652
                                                                   ------------
                                                                      1,552,874
                                                                   ------------
Household Durables - 2.2%
  Beko Elektronik AS.................... Turkey         18,000,000      226,818
  Fairview Hldgs. Plc................... United Kingdom    142,500      326,681
  George Wimpey Plc..................... United Kingdom    140,000      304,699
  Matsushita-Kotobuki Electronics Inds.,
   Ltd. ................................ Japan             113,000    2,221,372
  Taylor Woodrow Plc.................... United Kingdom    152,500      402,711
  Vestel Electronik Sanayi ve Ticaret
   AS................................... Turkey          2,640,000      541,551
                                                                   ------------
                                                                      4,023,832
                                                                   ------------
Internet & Catalog Retail - 0.3%
  Great University Stores Plc........... United Kingdom     70,000      483,456
                                                                   ------------
Leisure Equipment & Products - 2.5%
  EMI Group Plc......................... United Kingdom     78,000      583,978
  Infogrames Entertainment SA........... France             48,896    1,022,807
  Nintendo Co., Ltd. ................... Japan              16,300    2,696,375
  Shimano, Inc. ........................ Japan              16,800      337,955
                                                                   ------------
                                                                      4,641,115
                                                                   ------------
Media - 2.9%
  ABS-CBN Broadcasting Corp. ........... Philippines       114,000       88,035
  BEC World............................. Thailand           30,000      170,416
  Benpres Hldgs. Corp., GDR 144A........ Philippines        11,600        9,512
  Cordiant Communications Group Plc..... United Kingdom     28,750      122,641
  Daily Mail & General Trust, Class A... United Kingdom     51,400      686,125
  Globo Cabo SA, ADR.................... Brazil             18,400      198,950

                                   EVERGREEN
                         Perpetual International Fund
                      Schedule of Investments (continued)
                               October 31, 2000

                                              Country      Shares      Value
COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Media - continued
  Grupo Televisa SA, ADR *................ Mexico             2,500 $    135,313
  Rank Group.............................. United Kingdom   138,000      342,395
  Reed Intl. Plc.......................... United Kingdom    85,670      791,809
  Shaw Brothers (Hong Kong), Ltd. ........ Hong Kong        403,000      276,452
  Trinity Mirror Plc...................... United Kingdom    43,600      285,625
  TV Azteca SA de CV, ADR *............... Mexico            10,500      131,250
  VNU NV.................................. Netherlands       45,903    2,161,908
                                                                    ------------
                                                                       5,400,431
                                                                    ------------
Multi-line Retail - 1.4%
  Debenhams Retail Plc.................... United Kingdom    80,000      248,403
  National Express Group.................. United Kingdom    36,300      466,125
  Next Plc................................ United Kingdom    51,026      507,518
  Publicis Groupe SA...................... France            12,448      407,218
  Seiyu, Ltd. ............................ Japan            138,000      423,681
  Selfridges Plc.......................... United Kingdom   126,000      540,689
                                                                    ------------
                                                                       2,593,634
                                                                    ------------
Specialty Retail - 2.0%
  Bulgari SpA............................. Italy            116,870    1,375,570
  DFS Furniture Co. Plc................... United Kingdom    28,400      133,923
  MFI Furniture Group..................... United Kingdom   281,250      224,444
  Morrison Supermarkets Plc............... United Kingdom   168,000      436,329
  Signet Group Plc........................ United Kingdom 1,012,750      844,933
  Telepizza SA *.......................... Spain            167,741      641,976
  Wal-Mart de Mexico SA de CV *........... Mexico            63,900      153,694
                                                                    ------------
                                                                       3,810,869
                                                                    ------------
Textiles & Apparel - 1.9%
  Christian Dior SA....................... France            25,071    1,274,388
  Gucci Group NV.......................... Netherlands       23,540    2,297,246
                                                                    ------------
                                                                       3,571,634
                                                                    ------------
CONSUMER STAPLES - 4.4%
Beverages - 0.6%
  Bass Plc................................ United Kingdom    72,299      707,565
  Coca-Cola Femsa SA, ADR................. Mexico             3,800       72,913
  Companhia de Bebeidas, ADR.............. Brazil            13,700      309,106
                                                                    ------------
                                                                       1,089,584
                                                                    ------------
Food & Drug Retailing - 0.9%
  Boots Co. Plc........................... United Kingdom    50,500      403,001
  Iceland Group Plc....................... United Kingdom   117,560      558,629
  Safeway Plc............................. United Kingdom    53,000      220,319
  Tesco Plc............................... United Kingdom   111,400      424,698
                                                                    ------------
                                                                       1,606,647
                                                                    ------------

                                   EVERGREEN
                          Perpetual International Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                            Country       Shares      Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - 0.5%
  Ajinomoto Co., Inc. .................. Japan              55,000 $    614,947
  Express Dairies Plc................... United Kingdom    270,000      207,631
  Tate & Lyle Plc....................... United Kingdom     25,775       82,463
                                                                   ------------
                                                                        905,041
                                                                   ------------
Household Products - 0.2%
  Kao Corp. ............................ Japan              16,000      479,494
                                                                   ------------
Personal Products - 0.6%
  Body Shop Intl. Plc................... United Kingdom    225,061      287,366
  Reckitt Benckiser Plc................. United Kingdom     22,100      290,518
  Shiseido Co., Ltd. ................... Japan              36,000      465,197
                                                                   ------------
                                                                      1,043,081
                                                                   ------------
Tobacco - 1.6%
  British America Tobacco Indonesia
   Plc.................................. Indonesia          60,000       80,930
  British America Tobacco Inds. Plc..... United Kingdom    134,700      943,989
  PT HM Sampoerna Tbk................... Indonesia         250,000      293,803
  Tabacalera Nacional SA, Ser. A........ Spain             115,056    1,723,285
                                                                   ------------
                                                                      3,042,007
                                                                   ------------
ENERGY - 3.1%
Energy Equipment & Services - 1.3%
  IHC Caland NV......................... Netherlands        23,280    1,027,282
  Petroleum Geo-Services ASA............ Norway            102,200    1,409,807
                                                                   ------------
                                                                      2,437,089
                                                                   ------------
Oil & Gas - 1.8%
  Enterprise Oil Plc ................... United Kingdom    132,000    1,043,813
  Petroleo Brasileiro SA, ADR
   ("Petrobras")........................ Brazil              6,300      183,094
  Shell Transportation & Trading Co.
   Plc.................................. United Kingdom    274,000    2,204,470
                                                                   ------------
                                                                      3,431,377
                                                                   ------------
FINANCIALS - 21.8%
Banks - 11.0%
  Abbey Natl. Bank Plc.................. United Kingdom     95,400    1,316,380
  Akbank Turk Anonim Sirket............. Turkey         47,000,000      303,010
  Asahi Bank............................ Japan             478,000    1,883,701
  Banca Nazionale Del Lavoro SpA........ Italy             556,774    1,804,868
  Banco Bradesco SA..................... Brazil             18,500      116,596
  Banco Popular Espanol SA.............. Spain              48,560    1,452,583
  Banco Santantander Central............ Spain             181,678    1,760,644
  Bank of Scotland Plc.................. United Kingdom    130,000    1,212,848
  Barclays Bank Plc..................... United Kingdom     30,725      879,126
  Dah Sing Finl. Group.................. Hong Kong          59,994      257,700
  DBS Group Hldgs., Ltd. ............... Singapore          15,000      176,792

                                   EVERGREEN
                          Perpetual International Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                             Country      Shares      Value
COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
  Den Danske Bank AS..................... Denmark            6,691 $    968,991
  Grupo Financiero Banamex AC, Ser. O.... Mexico           101,700      158,040
  Overseas Union Bank, Ltd. ............. Singapore        185,372      897,149
  PT Bank Nisp Tbk....................... Indonesia      2,144,000       71,009
  Public Bank Bhd, Ltd. ................. Malaysia         250,000      214,474
  Royal Bank of Scotland Plc............. United Kingdom    55,602    1,248,053
  Sanwa Bank, Ltd. ...................... Japan            118,000    1,048,985
  Standard Chartered Bank Plc............ United Kingdom    53,350      769,437
  Sumitomo Bank, Ltd. ................... Japan            131,000    1,590,753
  Tokai Bank, Ltd. ...................... Japan            268,000    1,436,833
  Uniao de Bancos Brasileiros SA, GDR
   ("Unibanco").......................... Brazil             8,200      207,050
  United Overseas Bank................... Singapore         35,000      259,067
  Zagrebacka Banka DD, GDR............... Croatia           39,450      619,168
                                                                   ------------
                                                                     20,653,257
                                                                   ------------
Diversified Financials - 7.9%
  Aeon Credit Service Co., Ltd. ......... Hong Kong      1,080,000      360,046
  Aiful Corp. ........................... Japan             18,500    1,458,095
  Cattles Plc............................ United Kingdom   119,000      422,161
  Compart SpA............................ Italy            860,000    1,412,156
  Dexia.................................. Belgium            6,207      945,474
  Fleming Russia Securities Fund, Ltd. .. United Kingdom    28,000      371,560
  H & CB................................. United States     43,848      526,176
  Hanson Plc............................. United Kingdom    28,000      147,678
  HSBC Hldgs. Plc (Hong Kong Exchange)... United Kingdom    56,161      781,314
  Hutchison Whampoa, Ltd. ............... Hong Kong         60,000      746,249
  Irish Life & Permanent Plc............. Ireland           85,837      846,907
  Julius Baer Hldgs. AG.................. Switzerland          444    2,198,264
  Kokusai Securities Co., Ltd. .......... Japan            130,000    1,096,091
  Lonrho Plc............................. United Kingdom    45,000      554,988
  Merrill Lynch & Co., Inc. ............. United States    112,000      178,757
  Orix Corp. ............................ Japan              8,400      881,455
  RLM Fin. .............................. United Kingdom    15,000        2,503
  Sulzer AG.............................. Switzerland          860      555,441
  Taiwan Opportunities Fund, Ltd. ....... Taiwan            26,000      234,000
  Tele Atlas NV.......................... Netherlands       50,667    1,019,006
                                                                   ------------
                                                                     14,738,321
                                                                   ------------

Insurance - 1.2%
  COFACE................................. France             9,000      810,329
  Legal & General Group Plc.............. United Kingdom   115,000      286,163
  Prudential Corp. Plc................... United Kingdom    81,640    1,098,082
                                                                   ------------
                                                                      2,194,574
                                                                   ------------

                                   EVERGREEN
                          Perpetual International Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                Country     Shares     Value
COMMON STOCKS - continued
FINANCIALS - continued
Real Estate - 1.7%
  Amoy Properties, Ltd. .................... Hong Kong      360,000 $    327,734
  British Land Co. Plc...................... United Kingdom  41,000      245,094
  Burford Hldgs. Plc........................ United Kingdom 316,000      458,500
  Chelsfield Plc............................ United Kingdom  22,000      116,511
  Cheung Kong Hldgs., Ltd. ................. Hong Kong      116,000    1,282,857
  Kerry Properties, Ltd. ................... Hong Kong       57,167       65,604
  Land Securities Plc....................... United Kingdom  45,000      463,578
  Wharf Hldgs., Ltd. ....................... Hong Kong      150,000      305,809
                                                                    ------------
                                                                       3,265,687
                                                                    ------------
HEALTH CARE - 5.8%
Biotechnology - 0.6%
  Cambridge Antibody Technology Group Plc... United Kingdom  12,000      748,690
  Celltech Group Plc, Class F*.............. United Kingdom  23,022      457,631
                                                                    ------------
                                                                       1,206,321
                                                                    ------------
Health Care Equipment & Supplies - 0.9%
  Jomed NV.................................. Netherlands     17,903    1,095,533
  Smith & Nephew Plc........................ United Kingdom 124,818      512,526
                                                                    ------------
                                                                       1,608,059
                                                                    ------------
Pharmaceuticals - 4.3%
  Alliance Unichem Plc...................... United Kingdom  69,500      588,911
  Elan Corp. Plc, ADR *..................... Ireland         46,797    2,430,519
  Novo Nordisk AS, Ser. B................... Denmark          8,380    1,777,388
  Ono Pharmaceutical Co., Ltd. ............. Japan           17,000      677,726
  Pliva DD, GDR............................. Croatia         18,000      189,900
  Sankyo Co. ............................... Japan           63,000    1,388,581
  Toyama Chemical Co. ...................... Japan           52,000      207,304
  Zeneca Grp. .............................. United Kingdom  15,750      737,677
                                                                    ------------
                                                                       7,998,006
                                                                    ------------
INDUSTRIALS - 12.1%
Aerospace & Defense - 0.4%
  British Aerospace Plc..................... United Kingdom  81,200      461,254
  Meggitt Plc............................... United Kingdom 103,000      315,334
                                                                    ------------
                                                                         776,588
                                                                    ------------
Air Freight & Couriers - 1.1%
  TNT Post Group NV......................... Netherlands     95,555    2,023,957
                                                                    ------------
Commercial Services & Supplies - 4.3%
  Amadeus Global Travel..................... Spain          175,527    1,434,410
  Atos SA *................................. France          10,078      826,997
  Cap Gemini NV............................. France           5,386      859,266
  ITG Group Plc *........................... Ireland         77,282      586,955

                                   EVERGREEN
                          Perpetual International Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                               Country     Shares     Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
  Ricoh Co., Ltd. ......................... Japan           60,000 $    923,796
  Telegate SA *............................ Germany          9,879      606,114
  Toppan Printing Co., Ltd. ............... Japan          225,000    1,987,811
  Transiciel SA............................ France          18,100      887,021
                                                                   ------------
                                                                      8,112,370
                                                                   ------------
Construction & Engineering - 1.6%
  Balfour Beatty Plc....................... United Kingdom 157,250      264,668
  Bellway Plc.............................. United Kingdom  89,990      404,770
  Laing John Plc........................... United Kingdom 103,000      567,901
  Mitsui Engineering & Shipbuilding Co.,
   Ltd. ................................... Japan          579,000      589,002
  Saipem SpA............................... Italy          250,000    1,302,602
                                                                   ------------
                                                                      3,128,943
                                                                   ------------
Electrical Equipment - 0.8%
  Densei Lambda KK......................... Japan            2,400       50,149
  Elexis AG................................ Germany         98,720      749,776
  Entrelec Groupe SA....................... France          15,728      720,726
                                                                   ------------
                                                                      1,520,651
                                                                   ------------
Industrial Conglomerates - 1.9%
  China Petroleum & Chemical Corp. ........ China          585,000      114,765
  Compagnie de Saint Gobain................ France          11,054    1,462,409
  Johnson Elec. Hldgs., Ltd. .............. Bermuda         31,000       62,405
  Lattice Group Plc........................ United Kingdom 121,333      258,791
  Li & Fung, Ltd. ......................... Hong Kong      152,000      282,600
  Smiths Inds. Plc......................... United Kingdom  45,193      483,927
  Swire Pacific, Ltd. ..................... Hong Kong      100,000      616,746
  Turkcell Iletisim Hizmetleri............. Turkey          22,043      241,095
                                                                   ------------
                                                                      3,522,738
                                                                   ------------
Machinery - 1.0%
  Coflexip SA.............................. France           8,325      964,318
  Konecranes Intl. ........................ Finland         28,800      671,847
  Tubos de Acero de Mexico SA, ADR *....... Mexico          15,200      231,192
                                                                   ------------
                                                                      1,867,357
                                                                   ------------
Marine - 0.2%
  Associated British Ports Hldgs. Plc...... United Kingdom  77,999      347,440
                                                                   ------------
Road & Rail - 0.6%
  Arriva Plc............................... United Kingdom 108,500      365,233
  Railtrack Group Plc...................... United Kingdom  47,600      736,235
                                                                   ------------
                                                                      1,101,468
                                                                   ------------
Transportation Infrastructure - 0.2%
  Autopistas Concesionaria Espanola SA..... Spain           42,912      326,279
                                                                   ------------

                                   EVERGREEN
                          Perpetual International Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                               Country     Shares     Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 11.0%
Communications Equipment - 7.1%
  Enea Data AB............................. Sweden         153,300 $    744,078
  Ericsson LM Telephone, Ser. B............ Sweden         460,417    6,128,265
  Nokia OYJ................................ Finland        155,376    6,393,510
                                                                   ------------
                                                                     13,265,853
                                                                   ------------
Computers & Peripherals - 0.5%
  Compal Electronic, GDR................... Taiwan          41,490      326,734
  Computer & Technologies Holdings, Ltd.... Hong Kong      200,000      137,197
  Hon Hai Precision Industry Co., Ltd.,
   GDR..................................... Taiwan          20,540      236,723
  Systex Corp., GDR........................ United States   29,000      143,550
                                                                   ------------
                                                                        844,204
                                                                   ------------
Electronic Equipment & Instruments - 2.5%
  Cookson Group Plc........................ United Kingdom 151,000      410,800
  ELMOS Semiconductor AG................... Germany         37,267    1,233,367
  Epcos AG................................. Germany         12,918      979,145
  Hirose Elec. Co., Ltd. .................. Japan            3,000      346,424
  Hitachi, Ltd............................. Japan           38,000      407,460
  Stonesoft OYJ............................ Finland         45,930      723,009
  TDK Corp................................. Japan            6,000      604,866
                                                                   ------------
                                                                      4,705,071
                                                                   ------------
Semiconductor Equipment & Products - 0.9%
  Dialog Semiconductor Plc................. United Kingdom  19,800      446,941
  Rohm Co., Ltd............................ Japan            1,600      403,391
  Samsung Electronics, Ltd., GDR 144A...... Korea           11,765      444,737
  Taiwan Semiconductor Manufacturing Co.,
   Ltd., ADR............................... Taiwan           4,643      105,338
  Winbond Electronics Corp., GDR........... Taiwan          27,688      269,265
                                                                   ------------
                                                                      1,669,672
                                                                   ------------
Software - 0.0%
  BVR Technologies, Ltd. .................. United States   15,000       68,438
                                                                   ------------
MATERIALS - 4.6%
Chemicals - 1.0%
  Lonza Group AG........................... Switzerland      1,888      905,349
  SGL Carbon AG............................ Germany         14,476      884,595
                                                                   ------------
                                                                      1,789,944
                                                                   ------------
Construction Materials - 2.1%
  Aggregate Indiana Plc.................... United Kingdom 420,000      390,015
  Cheung Kong Infrastructure Hldgs. *...... Hong Kong       73,000      113,258
  CRH Plc.................................. Ireland         92,384    1,401,740
  Ferretti SpA............................. Italy          321,000    1,195,839
  Grupo Empresarial Ence SA................ Spain            9,050      133,936

                                   EVERGREEN
                          Perpetual International Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                             Country      Shares      Value
COMMON STOCKS - continued
MATERIALS - continued
Construction Materials - continued
  Imerys SA.............................. France             2,702 $    267,125
  Morgan Crucible Co. Plc................ United Kingdom   118,000      463,985
                                                                   ------------
                                                                      3,965,898
                                                                   ------------
Containers & Packaging - 0.4%
  Ifco Sys. ............................. Netherlands       38,665      374,047
  Rengo Co............................... Japan             96,000      453,100
                                                                   ------------
                                                                        827,147
                                                                   ------------
Metals & Mining - 0.9%
  Hindalco Inds., Ltd., GDR 144A......... India              4,000       59,400
  Johnson Matthey Plc.................... United Kingdom    30,000      467,931
  KGHM Polska Miedz SA................... United States     10,160      109,728
  Pohang Iron & Steel, Ltd., ADR......... Korea             14,000      221,375
  Rio Tinto Plc.......................... United Kingdom    53,950      872,808
                                                                   ------------
                                                                      1,731,242
                                                                   ------------
Paper & Forest Products - 0.2%
  Empresa Nacional de Celulosas SA....... Spain             21,196      313,692
                                                                   ------------
TELECOMMUNICATION SERVICES - 6.0%
Diversified Telecommunication Services -
  2.3%
  Asia Satellite Telecommunications
   Hldgs., Ltd. ......................... Hong Kong        114,000      230,953
  Brasil Telecom Participacoes SA, ADR... Brazil             1,200       65,025
  Deltathree.com, Inc. .................. United States     46,470      139,410
  Embratel Participacoes SA, ADR *....... Brazil            14,400      233,100
  Golden Telecom Inc. ................... Russia             8,500      131,750
  Korea Telecom Corp. ................... Korea              5,000      184,375
  Matav, ADR *........................... Hungary           22,200      521,700
  Nippon Telegraph & Telephone Corp. .... Japan                175    1,592,586
  Sumida Corp. .......................... Japan             13,700      629,034
  Tele Centro Oeste Celular Participacoes
   SA, ADR............................... Brazil            23,500      237,937
  Telefonos de Mexico SA de CV
   ("Telmex")............................ Mexico             5,280      284,790
                                                                   ------------
                                                                      4,250,660
                                                                   ------------
Wireless Telecommunications Services -
  3.7%
  China Telecom (Hong Kong), Ltd. ....... Hong Kong        101,000      647,519
  Grupo Iusacell SA de CV, ADR........... Mexico            13,200      171,600
  Tele Celular Sul Participacoes, ADR.... Brazil             8,700      219,131
  Telemig Celular Participacoes SA, ADR.. Brazil             4,650      244,125
  Telesp Celular Participacoes SA, ADR... Brazil             8,200      259,325
  Vodafone Airtouch Plc.................. United Kingdom 1,281,818    5,333,128
                                                                   ------------
                                                                      6,874,828
                                                                   ------------

                                   EVERGREEN
                          Perpetual International Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                           Country       Shares       Value
COMMON STOCKS - continued
UTILITIES - 5.8%
Electric Utilities - 3.7%
  Innogy Hldgs. Plc.................... United Kingdom     149,780 $    434,647
  National Pwr. Plc.................... United Kingdom     107,500      433,616
  Scot & Southern Energy Plc........... United Kingdom      66,000      548,720
  Tata Elec. Co., GDR.................. India                  800       98,000
  Tokyo Elec. Pwr. Co., Inc. .......... Japan              211,000    5,124,410
  United Utilities Plc................. United Kingdom      23,895      240,266
                                                                   ------------
                                                                      6,879,659
                                                                   ------------
Gas Utilities - 1.4%
  BG Group Plc......................... United Kingdom     121,333      485,893
  Centrica Plc......................... United Kingdom     100,000      343,875
  Gas Natural Sdg...................... Spain              108,062    1,852,369
                                                                   ------------
                                                                      2,682,137
                                                                   ------------
Water Utilities - 0.7%
  AWG Plc.............................. United Kingdom      75,000      648,574
  Kelda Group Plc...................... United Kingdom     112,000      600,461
                                                                   ------------
                                                                      1,249,035
                                                                   ------------
    Total Common Stocks (cost
     $173,602,869).....................                             172,459,921
                                                                   ------------
PREFERRED STOCKS - 1.0%
CONSUMER DISCRETIONARY - 1.0%
Automobiles - 1.0%
  Porsche AG........................... Germany                560    1,886,608
                                                                   ------------
UTILITIES - 0.0%
Water Utilities - 0.0%
  AWG Plc Redeemable Shares............ United Kingdom  23,250,000       20,241
                                                                   ------------
    Total Preferred Stocks (cost
     $1,231,664).......................                               1,906,849
                                                                   ------------
CONVERTIBLE DEBENTURES - 0.5%
FINANCIALS - 0.5%
Diversified Financials - 0.5%
  Nichei Co., Ltd., 0.875%,
   03/31/2005.......................... Japan          160,000,000      965,000
                                                                   ------------
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
  Scotia Hldgs. Plc, 8.50%,
   03/26/2002.......................... United Kingdom      19,000        7,547
                                                                   ------------
    Total Convertible Debentures (cost
     $1,528,344).......................                                 972,547
                                                                   ------------
RIGHTS - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunications Services -
  0.0%
  Telesp Celular Participacoes SA, ADR
   (cost $0)........................... United States          250            3
                                                                   ------------

                                   EVERGREEN
                          Perpetual International Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                             Country      Shares      Value
WARRANTS - 0.1%
FINANCIALS - 0.0%
Banks - 0.0%
  KBC Financial Call Toshiba, expires
   7/4/2003.............................. Cayman Island      7,500 $     42,150
Diversified Financials - 0.0%
  Credit Suisse AG, expires 8/1/2002..... Singapore        700,000       31,500
                                                                   ------------
MATERIALS - 0.1%
Containers & Packaging - 0.1%
  KBC Fp Ltd. Callable Corp., expires
   10/24/2010............................ United States      8,000      146,000
                                                                   ------------
    Total Warrants (cost $249,155).......                               219,650
                                                                   ------------
MUTUAL FUND SHARES - 20.3%
  Atlantis Korean Smaller Co. Fund....... United States      5,000       66,250
  Evergreen Select Money Market Fund o... United States 11,150,159   11,150,159
  Navigator Prime Portfolio pp........... United States 26,775,463   26,775,463
                                                                   ------------
    Total Mutual Fund Shares (cost
     $37,960,623)........................                            37,991,872
                                                                   ------------
Total Investments - (cost $214,572,655) - 114.1%..................  213,550,842
Other Assets and Liabilities - (14.1%)............................ (26,409,403)
                                                                   ------------
Net Assets - 100.0%............................................... $187,141,439
                                                                   ------------

At October 31, 2000, the Fund held investments in the following countries:

                                                               Percentage
                                                                   of
                                                               Portfolio
                                                  Market Value   Assets
                                                  -----------------------
         United Kingdom.......................... $ 47,135,630    22.1%
         United States...........................   40,080,957    18.8%
         Japan...................................   35,669,916    16.7%
         Netherlands.............................   12,009,220     5.6%
         Spain...................................    9,639,175     4.5%
         France..................................    9,502,602     4.4%
         Finland.................................    7,788,366     3.6%
         Italy...................................    7,091,035     3.3%
         Sweden..................................    6,872,343     3.2%
         Germany.................................    6,339,605     3.0%
         Hong Kong...............................    6,100,782     2.9%
         Ireland.................................    5,266,121     2.5%
         Switzerland.............................    3,659,054     1.7%
         Denmark.................................    2,746,379     1.3%
         Brazil..................................    2,273,439     1.1%
         Norway..................................    1,409,807     0.7%
         Mexico..................................    1,428,806     0.7%
         Singapore...............................    1,364,508     0.6%
         Turkey..................................    1,312,474     0.6%
         Taiwan..................................    1,297,246     0.6%
         Belgium.................................      945,474     0.4%
         Korea...................................      850,487     0.4%
         Croatia.................................      809,068     0.4%
         Hungary.................................      521,700     0.2%
         Indonesia...............................      445,741     0.2%
         Malaysia................................      214,474     0.1%
         Thailand................................      170,416     0.1%
         India...................................      157,400     0.1%
         Russia..................................      131,750     0.1%
         China...................................      114,765     0.1%
         Philippines.............................       97,547     0.0%
         Bermuda.................................       62,405     0.0%
         Cayman Island...........................       42,150     0.0%
                                                  ------------   ------
                                                  $213,550,842   100.0%
                                                  ============   ======

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                              Precious Metals Fund
                            Schedule of Investments
                                October 31, 2000

                                            Country       Shares      Value
COMMON STOCKS - 97.7%
FINANCIALS - 0.6%
Banks - 0.6%
  Standard Bank Investment Corp.,
   Ltd. ............................... South Africa        81,282 $    284,853
                                                                   ------------
MATERIALS - 97.1%
Metals & Mining - 97.1%
  Agnico-Eagle Mines, Ltd. ............ Canada             410,000    2,176,002
  Anglo-American Platinum Corp.,
   Ltd. ............................... South Africa        80,800    3,152,201
  AngloGold, Ltd. ..................... South Africa        80,819    2,297,907
  Avgold, Ltd. *....................... South Africa     2,074,000      630,837
  Barrick Gold Corp. .................. Canada              90,000    1,203,750
  Barrick Gold Corp. (Canadian
   Exchange)........................... Canada             118,700    1,573,601
  Canyon Resources Corp. .............. United States      499,750      468,516
  Compania de Minas Buenaventura SA,
   ADR *............................... Peru                50,000      643,750
  De Beers Centenary................... South Africa        60,000    1,650,423
  Delta Gold NL........................ Australia        1,338,589      666,103
  Franco Nevada Mining, Ltd. .......... Canada             303,113    2,778,122
  Gabriel Resources, Ltd. ............. Canada              48,000       94,272
  Gencor, Ltd. ........................ South Africa       991,400    3,382,589
  Geomaque Exploration, Ltd. *......... Canada             800,000      136,170
  Goldcorp, Inc., Class A *............ Canada             100,000      612,500
  Goldcorp, Inc., Class A (Canadian
   Exchange)........................... Canada             401,700    2,406,255
  Goldfields, Ltd. .................... South Africa       766,755    2,281,496
  Harmony Gold Mining, Ltd. ........... South Africa       575,200    2,194,549
  Homestake Mining Co. ................ United States      400,500    1,652,062
  Impala Platinum Hldgs., Ltd. ........ South Africa        70,000    2,999,326
  Kinross Gold Corp. *................. Canada             910,000      369,688
  Lihir Gold, Ltd. *................... Papua New Guinea 1,000,000      285,093
  Meridian Gold, Inc. *................ Canada             546,500    2,732,500
  Meridian Gold, Inc. (Canadian
   Exchange) *......................... Canada              25,000      126,023
  Miramar Mining Corp. ................ Canada             264,600      216,530
  Namibian Minerals Corp. ............. Canada              75,000      131,250
  Newcrest Mining...................... Australia          750,000    1,477,298
  Newmont Mining Corp. ................ United States      160,400    2,175,425
  Normandy Mining, Ltd. ............... Australia        1,084,824      522,956
  Northam Platinum..................... South Africa       108,685      199,786
  Orvana Minerals Corp. *.............. Canada             337,100       26,482
  Placer Dome, Inc. ................... Canada             177,500    1,442,187
  Placer Dome, Inc. (Canadian
   Exchange)........................... Canada              65,000      538,298
  Randgold Resources, Inc., GDR........ South Africa       135,000      560,250
  Repadre Capital Corp. *.............. Canada             300,000      382,979
  Rio Narcea Gold Mine, Inc. *......... Canada             127,200       65,786
  Sons of Gwalia, Ltd. ................ Australia          499,600    1,551,217
  Stillwater Mining Co. *.............. United States       34,250      993,250

                                   EVERGREEN
                              Precious Metals Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                   Country  Shares      Value
COMMON STOCKS - continued
MATERIALS - continued
Metals & Mining - continued
  Teck Corp., Class B............................. Canada    225,000 $ 1,561,375
  Viceroy Resource Corp. *........................ Canada  1,000,000     157,119
                                                                     -----------
                                                                      48,515,923
                                                                     -----------
    Total Common Stocks (cost $67,979,001)........                    48,800,776
                                                                     -----------
Total Investments - (cost $67,979,001) - 97.7%......................  48,800,776
Other Assets and Liabilities - 2.3%.................................   1,137,439
                                                                     -----------
Net Assets - 100.0%................................................. $49,938,215
                                                                     ===========

At October 31, 2000, the Fund held investments in the following countries:

                                               Market     Percentage of
                                                Value    Portfolio Assets
                                             ----------------------------
         South Africa....................... $19,634,216       40.2%
         Canada.............................  18,730,890       38.4%
         United States......................   5,289,253       10.8%
         Australia..........................   4,217,574        8.7%
         Peru...............................     643,750        1.3%
         Papua New Guinea...................     285,093        0.6%
                                             -----------      ------
                                             $48,800,776      100.0%
                                             ===========      ======


                See Combined Notes to Schedules of Investments.

                   Combined Notes to Schedules of Investments

144A Security that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*     Non-income producing security.
p     Represents investment of non cash collateral received for securities on loan.
pp    Represents investment of cash collateral received for securities on loan.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union.

Summary of Abbreviations:
ADR   American Depository Receipt
ADS   American Depository Shares
GDR   Global Depository Receipt

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                      Statements of Assets and Liabilities
                                October 31, 2000

                           Emerging
                            Markets                     Global
                            Growth        Global     Opportunities  International
                             Fund      Leaders Fund      Fund        Growth Fund
---------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $59,526,871  $317,264,357  $214,846,228   $709,002,048
 Net unrealized gains or
  losses on securities..   (3,029,184)  127,660,155    24,132,136     35,509,562
---------------------------------------------------------------------------------
 Market value of
  securities............   56,497,687   444,924,512   238,978,364    744,511,610
 Foreign currency, at
  value (cost $343,980,
  $1,285,195, $226,974
  and $0,
  respectively).........      337,732     1,284,934       219,450              0
 Receivable for
  securities sold.......      669,729       782,797     6,900,929     10,745,838
 Receivable for Fund
  shares sold...........        1,250     1,248,181       953,809      2,989,426
 Dividends and interest
  receivable............       66,512       564,258       287,019      1,670,058
 Unrealized gains on
  forward foreign
  currency exchange
  contracts.............            0             0        24,210        199,592
 Prepaid expenses and
  other assets..........       25,436        65,680         3,438         53,279
---------------------------------------------------------------------------------
 Total assets...........   57,598,346   448,870,362   247,367,219    760,169,803
---------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased.............       40,597             0     4,085,346      7,388,509
 Payable for Fund shares
  redeemed..............       36,495       499,784       554,172      1,072,765
 Payable for securities
  on loan...............            0    40,735,618             0              0
 Due to custodian bank..      225,091             0             0              0
 Advisory fee payable...        2,198         9,499         5,843         10,560
 Distribution Plan
  expenses payable......          123         7,090         5,084          2,293
 Due to other related
  parties...............          155         1,092           648          2,023
 Accrued expenses and
  other liabilities.....       13,400        85,316        84,954        400,865
---------------------------------------------------------------------------------
 Total liabilities......      318,159    41,338,399     4,736,047      8,877,015
---------------------------------------------------------------------------------
Net assets..............  $57,280,287  $407,531,963  $242,631,172   $751,292,788
---------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $66,598,342  $262,226,577  $158,353,419   $664,025,948
 Undistributed
  (overdistributed) net
  investment income
  (loss)................       (2,181)      (21,222)      (15,617)     1,689,048
 Accumulated net
  realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..   (6,280,790)   17,689,750    60,159,358     49,959,284
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions..   (3,035,084)  127,636,858    24,134,012     35,618,508
---------------------------------------------------------------------------------
Total net assets........  $57,280,287  $407,531,963  $242,631,172   $751,292,788
---------------------------------------------------------------------------------
Net assets consists of
 Class A................  $ 6,331,336  $134,929,742  $ 68,513,440   $132,457,156
 Class B................    2,378,926   224,522,526   143,908,923     49,512,863
 Class C................      578,367     6,062,124    29,427,260      2,698,461
 Class Y................   47,991,658    42,017,571       781,549    566,624,308
---------------------------------------------------------------------------------
Total net assets........  $57,280,287  $407,531,963  $242,631,172   $751,292,788
---------------------------------------------------------------------------------
Shares outstanding
 Class A................      739,855     7,068,480     2,462,492     15,378,031
 Class B................      289,446    12,139,894     5,580,729      5,828,591
 Class C................       70,312       328,308     1,138,017        317,598
 Class Y................    5,535,880     2,173,320        27,878     65,733,177
---------------------------------------------------------------------------------
Net asset value per
 share
 Class A................  $      8.56  $      19.09  $      27.82   $       8.61
---------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%).............  $      8.99  $      20.04  $      29.21   $       9.04
---------------------------------------------------------------------------------
 Class B................  $      8.22  $      18.49  $      25.79   $       8.49
---------------------------------------------------------------------------------
 Class C................  $      8.23  $      18.46  $      25.86   $       8.50
---------------------------------------------------------------------------------
 Class Y................  $      8.67  $      19.33  $      28.03   $       8.62
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                      Statements of Assets and Liabilities
                                October 31, 2000

                                         Perpetual      Perpetual      Precious
                             Latin         Global     International     Metals
                          America Fund      Fund          Fund           Fund
-----------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $ 18,174,789  $218,562,717  $214,572,655   $  67,979,001
 Net unrealized gains or
  losses on securities..     8,183,828       942,558    (1,021,813)    (19,178,225)
-----------------------------------------------------------------------------------
 Market value of
  securities............    26,358,617   219,505,275   213,550,842      48,800,776
 Investment in wholly-
  owned, unconsolidated
  foreign subsidiary, at
  value.................             0             0             0         892,131
 Cash...................             0             0             0         288,653
 Foreign currency, at
  value (cost $17,989,
  $126,208, $35,295 and
  $0, respectively).....        17,624       125,259        32,800               0
 Receivable for
  securities sold.......             0     3,195,075       493,887               0
 Receivable for Fund
  shares sold...........        11,627       112,254       530,963             616
 Dividends and interest
  receivable............        69,528       341,295       433,848           8,901
 Unrealized gains on
  forward foreign
  currency exchange
  contracts.............             0     1,550,249     1,935,193               0
 Prepaid expenses and
  other assets..........        46,960        71,749        61,909          58,291
-----------------------------------------------------------------------------------
 Total assets...........    26,504,356   224,901,156   217,039,442      50,049,368
-----------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased.............             0     2,659,120     2,003,007               0
 Payable for Fund shares
  redeemed..............        70,703       409,435       704,438          36,163
 Payable for securities
  on loan...............             0    20,310,879    26,775,463               0
 Unrealized losses on
  forward foreign
  currency exchange
  contracts.............             0       349,963       343,860               0
 Advisory fee payable...           468         5,624         5,084             899
 Distribution Plan
  expenses payable......           604         3,901         2,878             466
 Due to other related
  parties...............            71           813           508             136
 Accrued expenses and
  other liabilities.....        21,383       101,487        62,765          73,489
-----------------------------------------------------------------------------------
 Total liabilities......        93,229    23,841,222    29,868,003         111,153
-----------------------------------------------------------------------------------
Net assets..............  $ 26,411,127  $201,059,934  $187,141,439   $  49,938,215
-----------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $ 39,892,363  $187,554,623  $179,961,839   $ 172,482,031
 Undistributed
  (overdistributed) net
  investment income
  (loss)................        (3,414)   (1,201,418)   (1,592,135)        188,721
 Accumulated net
  realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..   (21,657,896)   12,546,519     8,238,354    (103,554,054)
 Net unrealized gains or
  losses on
  securitiesand foreign
  currency related
  transactions..........     8,180,074     2,160,210       533,381     (19,178,483)
-----------------------------------------------------------------------------------
Total net assets........  $ 26,411,127  $201,059,934  $187,141,439   $  49,938,215
-----------------------------------------------------------------------------------
Net assets consists of
 Class A................  $  4,717,012  $ 75,096,403  $103,599,227   $  43,781,318
 Class B................    17,795,792     3,766,478     5,211,425       5,894,770
 Class C................     3,521,511   122,173,025    74,881,006         261,299
 Class Y................       376,812        24,028     3,449,781             828
-----------------------------------------------------------------------------------
Total net assets........  $ 26,411,127  $201,059,934  $187,141,439   $  49,938,215
-----------------------------------------------------------------------------------
Shares outstanding
 Class A................       450,989     3,685,937     6,375,701       5,007,828
 Class B................     1,778,978       186,341       320,671         688,724
 Class C................       352,645     6,401,378     4,728,850          30,548
 Class Y................        35,749         1,169       209,885              96
-----------------------------------------------------------------------------------
Net asset value per
 share
 Class A................  $      10.46  $      20.37  $      16.25   $        8.74
-----------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%).............  $      10.98  $      21.39  $      17.06   $        9.18
-----------------------------------------------------------------------------------
 Class B................  $      10.00  $      20.21  $      16.25   $        8.56
-----------------------------------------------------------------------------------
 Class C................  $       9.99  $      19.09  $      15.83   $        8.55
-----------------------------------------------------------------------------------
 Class Y................  $      10.54  $      20.55  $      16.44   $        8.63
-----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                            Statements of Operations
                          Year Ended October 31, 2000

                                         Emerging      Global        Global
                                          Markets      Leaders    Opportunities
                                        Growth Fund     Fund          Fund
-------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding
  taxes of $109,481, $554,566 and
  $128,209, respectively).............  $ 1,157,703  $ 6,097,293  $  1,341,146
 Securities lending income............            0       34,277        87,860
 Interest.............................       62,087      255,767       698,573
-------------------------------------------------------------------------------
Total investment income...............    1,219,790    6,387,337     2,127,579
-------------------------------------------------------------------------------
Expenses
 Advisory fee.........................    1,097,081    3,746,155     2,293,047
 Distribution Plan expenses...........       72,676    2,679,414     1,996,687
 Administrative services fees.........       66,719      365,613       223,302
 Transfer agent fee...................       68,738    1,349,842       633,499
 Trustees' fees and expenses..........        1,560        8,592         5,132
 Printing and postage expenses........       16,124       78,076        86,036
 Custodian fee........................      163,005      294,648       215,444
 Registration and filing fees.........       37,644       80,192        82,765
 Professional fees....................       22,899       24,642        24,035
 Organization expenses................            0        7,913             0
 Interest expense.....................        5,584      104,090        10,515
 Other................................        2,918       18,364        21,606
-------------------------------------------------------------------------------
 Total expenses.......................    1,554,948    8,757,541     5,592,068
 Less: Expense reductions.............       (6,244)     (17,418)      (22,331)
-------------------------------------------------------------------------------
 Net expenses.........................    1,548,704    8,740,123     5,569,737
-------------------------------------------------------------------------------
 Net investment income (loss).........     (328,914)  (2,352,786)   (3,442,158)
-------------------------------------------------------------------------------
Net realized and unrealized gains or
 losses on securities, futures
 contracts and foreign currency
 related transactions
 Net realized gains or losses on:
 Securities...........................    4,916,316   21,762,249    75,258,560
 Foreign currency related
  transactions........................      (64,936)  (1,634,691)     (268,498)
-------------------------------------------------------------------------------
 Net realized gains or losses on
  securities and foreign currency
  related transactions................    4,851,380   20,127,558    74,990,062
-------------------------------------------------------------------------------
 Net change in unrealized gains or
  losses on securities and foreign
  currency related transactions.......   (9,712,285)   8,168,680   (28,154,861)
-------------------------------------------------------------------------------
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions.......   (4,860,905)  28,296,238    46,835,201
-------------------------------------------------------------------------------
 Net increase (decrease) in net assets
  resulting from operations...........  $(5,189,819) $25,943,452  $ 43,393,043
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                            Statements of Operations
                          Year Ended October 31, 2000

                                                          Latin      Perpetual
                                         International   America       Global
                                          Growth Fund      Fund         Fund
---------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding
  taxes of $1,303,468, $44,218 and
  $316,165, respectively)..............  $ 12,763,988   $  596,609  $  2,782,630
 Securities lending income.............             0            0       133,630
 Interest..............................     2,019,305       29,340       231,594
---------------------------------------------------------------------------------
Total investment income................    14,783,293      625,949     3,147,854
---------------------------------------------------------------------------------
Expenses
 Advisory fee..........................     4,178,042      226,614     2,379,494
 Distribution Plan expenses............       960,618      281,078     1,645,928
 Administrative services fees..........       683,180       28,172       345,674
 Transfer agent fee....................       871,744      201,425       542,478
 Trustees' fees and expenses...........        16,131          635         4,504
 Printing and postage expenses.........       177,708        9,603        60,000
 Custodian fee.........................     1,024,675       37,674       242,150
 Registration and filing fees..........       127,246       10,056        93,345
 Professional fees.....................        29,260       18,443        23,126
 Interest expense......................         6,381        3,408       121,823
 Other.................................        60,367        1,152        49,286
---------------------------------------------------------------------------------
 Total expenses........................     8,135,352      818,260     5,507,808
 Less: Expense reductions..............       (36,867)      (2,538)      (14,952)
---------------------------------------------------------------------------------
 Net expenses..........................     8,098,485      815,722     5,492,856
---------------------------------------------------------------------------------
 Net investment income (loss)..........     6,684,808     (189,773)   (2,345,002)
---------------------------------------------------------------------------------
Net realized and unrealized gains or
 losses on securities, futures
 contracts and foreign currency related
 transactions
 Net realized gains or losses on:
 Securities............................    95,189,793    4,585,412    18,050,125
 Futures contracts.....................    (1,778,575)           0             0
 Foreign currency related
  transactions.........................       135,219      (62,150)   (1,215,213)
---------------------------------------------------------------------------------
 Net realized gains or losses on
  securities, futures contracts and
  foreign currency related
  transactions.........................    93,546,437    4,523,262    16,834,912
---------------------------------------------------------------------------------
 Net change in unrealized gains or
  losses on securities and foreign
  currency related transactions........   (66,034,488)   2,915,643   (17,156,765)
---------------------------------------------------------------------------------
 Net realized and unrealized gains or
  losses on securities, futures
  contracts and foreign currency
  related transactions.................    27,511,949    7,438,905      (321,853)
---------------------------------------------------------------------------------
 Net increase (decrease) in net assets
  resulting from operations............  $ 34,196,757   $7,249,132  $ (2,666,855)
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                            Statements of Operations
                          Year Ended October 31, 2000

                                                       Perpetual      Precious
                                                     International     Metals
                                                         Fund           Fund
---------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of
  $407,915 and $35,974, respectively)..............  $  2,683,079   $  1,460,516
 Securities lending income.........................       153,190              0
 Interest..........................................       419,726         67,293
---------------------------------------------------------------------------------
Total investment income............................     3,255,995      1,527,809
---------------------------------------------------------------------------------
Expenses
 Advisory fee......................................     1,998,011        451,332
 Distribution Plan expenses........................     1,096,359        232,662
 Administrative services fees......................       207,267         54,598
 Transfer agent fee................................       390,302        476,265
 Trustees' fees and expenses.......................         4,059          1,368
 Printing and postage expenses.....................        54,821         12,900
 Custodian fee.....................................       238,879         85,978
 Registration and filing fees......................       116,798        126,227
 Professional fees.................................        23,105         18,972
 Organization expenses.............................         2,990              0
 Interest expense..................................         6,658          2,171
 Other.............................................         6,657         45,759
---------------------------------------------------------------------------------
 Total expenses....................................     4,145,906      1,508,232
 Less: Expense reductions..........................       (12,993)        (3,506)
---------------------------------------------------------------------------------
 Net expenses......................................     4,132,913      1,504,726
---------------------------------------------------------------------------------
 Net investment income (loss)......................      (876,918)        23,083
---------------------------------------------------------------------------------
 Equity in earnings of wholly-owned, unconsolidated
  foreign subsidiary...............................             0         28,179
---------------------------------------------------------------------------------
Net realized and unrealized gains or losses on
 securities, futures contracts and foreign currency
 related transactions
 Net realized gains or losses on:
 Securities........................................    11,863,279    (11,299,737)
 Foreign currency related transactions.............    (1,552,515)       (57,123)
---------------------------------------------------------------------------------
 Net realized gains or losses on securities,
  futures contracts and foreign currency related
  transactions.....................................    10,310,764    (11,356,860)
---------------------------------------------------------------------------------
 Net change in unrealized gains or losses on
  securities and foreign currency related
  transactions.....................................   (17,514,815)    (8,545,764)
---------------------------------------------------------------------------------
 Net realized and unrealized gains or losses on
  securities, futures contracts and foreign
  currency related transactions....................    (7,204,051)   (19,902,624)
---------------------------------------------------------------------------------
 Net decrease in net assets resulting from
  operations.......................................  $ (8,080,969)  $(19,851,362)
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                      Statements of Changes in Net Assets
                          Year Ended October 31, 2000

                                        Emerging
                                        Markets                       Global
                                         Growth        Global      Opportunities
                                          Fund      Leaders Fund       Fund
---------------------------------------------------------------------------------
Operations
 Net investment income (loss).......  $   (328,914) $  (2,352,786) $  (3,442,158)
 Net realized gains or losses on
  securities and foreign currency
  related transactions..............     4,851,380     20,127,558     74,990,062
 Net change in unrealized gains or
  losses on securities and foreign
  currency related transactions.....    (9,712,285)     8,168,680    (28,154,861)
---------------------------------------------------------------------------------
 Net increase (decrease) in net
  assets resulting from operations..    (5,189,819)    25,943,452     43,393,043
---------------------------------------------------------------------------------
Distributions to shareholders from
 Net realized gains
 Class A............................             0     (2,399,007)    (8,748,259)
 Class B............................             0     (3,743,776)   (21,954,075)
 Class C............................             0        (81,393)    (3,916,863)
 Class Y............................             0       (756,519)       (19,537)
---------------------------------------------------------------------------------
 Total distributions to
  shareholders......................             0     (6,980,695)   (34,638,734)
---------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold..........    35,436,407    888,147,749    147,047,823
 Payment for shares redeemed........   (38,204,214)  (951,005,786)  (122,567,918)
 Net asset value of shares issued in
  reinvestment of distributions.....             0      6,660,512     24,403,217
---------------------------------------------------------------------------------
 Net increase (decrease) in net
  assets resulting from capital
  share transactions................    (2,767,807)   (56,197,525)    48,883,122
---------------------------------------------------------------------------------
  Total increase (decrease) in net
   assets...........................    (7,957,626)   (37,234,768)    57,637,431
Net assets
 Beginning of period................    65,237,913    444,766,731    184,993,741
---------------------------------------------------------------------------------
 End of period......................  $ 57,280,287  $ 407,531,963  $ 242,631,172
---------------------------------------------------------------------------------
Overdistributed net investment
 income (loss)......................  $     (2,181) $     (21,222) $     (15,617)
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                      Statements of Changes in Net Assets
                          Year Ended October 31, 2000

                                      International                 Perpetual
                                         Growth         Latin         Global
                                          Fund       America Fund      Fund
--------------------------------------------------------------------------------
Operations
 Net investment income (loss).......  $   6,684,808  $   (189,773) $ (2,345,002)
 Net realized gains or losses on
  securities, futures contracts and
  foreign currency related
  transactions......................     93,546,437     4,523,262    16,834,912
 Net change in unrealized gains or
  losses on securities and foreign
  currency related transactions.....    (66,034,488)    2,915,643   (17,156,765)
--------------------------------------------------------------------------------
 Net increase (decrease) in net
  assets resulting from operations..     34,196,757     7,249,132    (2,666,855)
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income
  Class A...........................     (1,647,272)            0             0
  Class B...........................       (434,017)            0             0
  Class C...........................        (14,174)            0             0
  Class Y...........................     (8,437,450)            0             0
 Net realized gains
  Class A...........................     (5,822,537)            0   (12,054,416)
  Class B...........................     (3,020,380)            0       (55,946)
  Class C...........................       (108,412)            0   (19,605,127)
  Class Y...........................    (24,547,445)            0          (195)
--------------------------------------------------------------------------------
  Total distributions to
   shareholders.....................    (44,031,687)            0   (31,715,684)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold..........    340,923,457    11,139,999    60,430,699
 Payment for shares redeemed........   (319,066,224)  (21,570,226)  (76,037,526)
 Net asset value of shares issued in
  reinvestment of distributions.....     39,812,987             0    30,583,329
--------------------------------------------------------------------------------
 Net increase (decrease) in net
  assets resulting from capital
  share transactions................     61,670,220   (10,430,227)   14,976,502
--------------------------------------------------------------------------------
  Total increase (decrease) in net
   assets...........................     51,835,290    (3,181,095)  (19,406,037)
Net assets
 Beginning of period................    699,457,498    29,592,222   220,465,971
--------------------------------------------------------------------------------
 End of period......................  $ 751,292,788  $ 26,411,127  $201,059,934
--------------------------------------------------------------------------------
Undistributed (overdistributed) net
 investment income (loss)...........  $   1,689,048  $     (3,414) $ (1,201,418)
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                      Statements of Changes in Net Assets
                          Year Ended October 31, 2000

                                                       Perpetual      Precious
                                                     International     Metals
                                                         Fund           Fund
---------------------------------------------------------------------------------
Operations
 Net investment income (loss)......................  $    (876,918) $     23,083
 Equity in earnings of wholly-owned unconsolidated
  foreign subsidiary...............................              0        28,179
 Net realized gains or losses on securities,
  futures contracts and foreign currency related
  transactions.....................................     10,310,764   (11,356,860)
 Net change in unrealized gains or losses on
  securities and foreign currency related
  transactions.....................................    (17,514,815)   (8,545,764)
---------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting
  from operations..................................     (8,080,969)  (19,851,362)
---------------------------------------------------------------------------------
Distributions to shareholders from
 Net realized gains
 Class A...........................................     (9,627,089)            0
 Class B...........................................        (88,878)            0
 Class C...........................................     (6,472,082)            0
 Class Y...........................................       (681,351)            0
---------------------------------------------------------------------------------
 Total distributions to shareholders...............    (16,869,400)            0
---------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.........................    141,985,886    20,756,823
 Payment for shares redeemed.......................   (107,078,668)  (34,600,038)
 Net asset value of shares issued in reinvestment
  of distributions.................................     16,242,631             0
---------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting
  from capital share transactions..................     51,149,849   (13,843,215)
---------------------------------------------------------------------------------
  Total increase (decrease) in net assets..........     26,199,480   (33,694,577)
Net assets
 Beginning of period...............................    160,941,959    83,632,792
---------------------------------------------------------------------------------
 End of period.....................................  $ 187,141,439  $ 49,938,215
---------------------------------------------------------------------------------
Undistributed (overdistributed) net investment
 income (loss).....................................  $  (1,592,135) $    188,721
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                      Statements of Changes in Net Assets
                          Year Ended October 31, 1999

                            Emerging        Global          Global      International
                            Markets         Leaders      Opportunities     Growth
                          Growth Fund        Fund            Fund           Fund
--------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $    (27,662) $    (2,879,111) $  (2,523,448) $   5,747,760
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..     4,505,679        8,377,332     38,823,524     45,948,984
 Net change in
  unrealized gains on
  securities and foreign
  currency
  related transactions..     5,594,474       76,159,336     31,754,002     52,884,054
--------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............    10,072,491       81,657,557     68,054,078    104,580,798
--------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class A................       (10,598)               0              0              0
 Class B................        (4,073)               0              0              0
 Class C................          (995)               0              0              0
 Class Y................      (136,530)               0              0              0
 Net realized gains
 Class A................             0                0     (3,485,496)             0
 Class B................             0                0     (7,900,493)             0
 Class C................             0                0     (1,472,665)             0
 Class Y................             0                0         (1,957)             0
--------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........      (152,196)               0    (12,860,611)             0
--------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    44,051,855    2,630,916,446    136,044,293    301,153,523
 Payment for shares
  redeemed..............   (47,543,215)  (2,622,732,751)  (221,303,957)  (341,962,909)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........       114,987                0     10,894,229              0
--------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....    (3,376,373)       8,183,695    (74,365,435)   (40,809,386)
--------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............     6,543,922       89,841,252    (19,171,968)    63,771,412
Net assets
 Beginning of period....    58,693,991      354,925,479    204,165,709    635,686,086
--------------------------------------------------------------------------------------
 End of period..........  $ 65,237,913  $   444,766,731  $ 184,993,741  $ 699,457,498
--------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $     (1,984) $       (17,414) $     (14,180) $  10,468,197
--------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                      Statements of Changes in Net Assets
                          Year Ended October 31, 1999

                                         Perpetual      Perpetual      Precious
                             Latin         Global     International     Metals
                          America Fund  Fund (a) (b)  Fund (c) (d)       Fund
-----------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $    108,337  $   (359,126) $     212,934  $    (215,783)
 Equity in earnings of
  wholly-owned
  unconsolidated foreign
  subsidiary............             0             0              0         19,428
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..    (4,041,319)    2,327,201     16,868,585    (27,031,931)
 Net change in
  unrealized gains on
  securities and foreign
  currency
  related transactions..     6,649,537     5,226,695     15,449,779     28,217,759
-----------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............     2,716,555     7,194,770     32,531,298        989,473
-----------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    26,101,038    13,477,514    166,034,604     87,565,275
 Payment for shares
  redeemed..............   (42,507,400)  (17,143,425)  (155,946,116)  (114,675,177)
-----------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....   (16,406,362)   (3,665,911)    10,088,488    (27,109,902)
-----------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............   (13,689,807)    3,528,859     42,619,786    (26,120,429)
Net assets
 Beginning of period....    43,282,029   216,937,112    118,322,173    109,753,221
-----------------------------------------------------------------------------------
 End of period..........  $ 29,592,222  $220,465,971  $ 160,941,959  $  83,632,792
-----------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $     (3,414) $          0  $           0  $      (3,594)
-----------------------------------------------------------------------------------

(a) For the one month ended October 31, 1999. Effective October 31, 1999, the Perpetual Global Fund changed its fiscal year end from September 30 to Oc-tober 31.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual Global Portfo-lio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, recep-tively, of Evergreen Perpetual Global Fund. Class B shares of Mentor Per-petual Global Portfolio were redesignated as Class C shares of Evergreen Perpetual Global Fund.
(c) Effective October 18, 1999, shareholders of Mentor Perpetual International Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, re-ceptively, of Evergreen Perpetual International Fund. Class B shares of Mentor Perpetual International Portfolio were redesignated as Class C shares of Evergreen Perpetual International Fund.
(d) As a result of the conversion of Mentor Perpetual International Portfolio to Evergreen Perpetual International Fund, the shareholders of Mentor Per-petual International Portfolio, Class E, became owners of that number of full and fractional shares of Evergreen Perpetual International Fund, Class A, having a net asset value equal to the net asset value of their shares immediately prior to the conversion of shares.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                       Statement of Changes in Net Assets
                         Year Ended September 30, 1999

                                                                    Perpetual
                                                                     Global
                                                                      Fund
--------------------------------------------------------------------------------
Operations
 Net investment loss............................................  $    (711,706)
 Net realized gains on securities and foreign currency related
  transactions..................................................     30,027,040
 Net unrealized gains on securities and foreign currency related
  transactions..................................................     22,354,768
--------------------------------------------------------------------------------
 Net increase in net assets resulting from operations...........     51,670,102
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net realized gains
 Class A........................................................     (4,794,385)
 Class C........................................................     (8,456,186)
 Class Y........................................................            (85)
--------------------------------------------------------------------------------
 Total distributions to shareholders............................    (13,250,656)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold......................................    122,357,893
 Payment for shares redeemed....................................   (114,784,615)
 Net asset value of shares issued in reinvestment of
  distributions.................................................     12,654,681
--------------------------------------------------------------------------------
 Net increase in net assets resulting from capital share
  transactions..................................................     20,227,959
--------------------------------------------------------------------------------
  Total increase in net assets..................................     58,647,405
Net assets
 Beginning of period............................................    158,289,707
--------------------------------------------------------------------------------
 End of period..................................................  $ 216,937,112
--------------------------------------------------------------------------------
Undistributed net investment income.............................  $           0
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements


1. ORGANIZATION

The Evergreen International and Global Growth Funds consist of Evergreen Emerg-ing Markets Growth Fund ("Emerging Markets Growth Fund"), Evergreen Global Leaders Fund ("Global Leaders Fund"), Evergreen Global Opportunities Fund ("Global Opportunities Fund"), Evergreen International Growth Fund ("Interna-tional Growth Fund"), Evergreen Latin America Fund ("Latin America Fund"), Ev-ergreen Perpetual Global Fund ("Perpetual Global Fund"), Evergreen Perpetual International Fund ("Perpetual International Fund") and Evergreen Precious Met-als Fund ("Precious Metals Fund") (collectively, the "Funds"). Each Fund is a diversified series of Evergreen International Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end man-agement investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B and Class C shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. Securities traded for which there has been no sale are valued at the mean between the bid and asked price. Securities for which market quotations are not readily available (in-cluding restricted securities) are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Mutual fund shares held in a Fund are valued at the net asset value of each mu-tual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on securi-ties and foreign currency related transactions. Net realized foreign currency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securi-ties transactions, gains and losses from foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in real-ized gain or loss on securities.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts ("variation margin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in each Fund's State-ment of Assets and Liabilities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain assets or liabilities denominated in a foreign currency. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transac-tions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in each Fund's Statement of Assets and Liabilities.

F. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other qualified financial organizations. Loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including ac-crued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower provide additional collateral as necessary. While such se-curities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. The Fund bears the risk that the borrower may not provide additional collateral when re-quired or return the securities when due.

G. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

H. Federal Taxes
The Funds intend to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is re-quired.

I. Distributions
Distributions from net investment income for the Funds are declared and paid annually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryforwards, it is each Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Funds' components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net op-erating losses, net realized foreign currency gains or losses, unrealized appreciation/depreciation of passive foreign investment companies and certain capital loss carryforwards assumed as a result of acquisitions.

The Global Leaders Fund, Global Opportunities Fund, International Growth Fund, Perpetual Global Fund and Perpetual International Fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

J. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

K. Organization Expenses
Organization expenses for Global Leaders Fund and Perpetual International Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares out-standing at the time of the redemption.

3. INVESTMENT IN FOREIGN SUBSIDIARY

Precious Metals (Bermuda) Ltd., a wholly-owned, unconsolidated foreign subsidi-ary of the Precious Metals Fund, was acquired in May 1975 and has as its pri-mary objective the acquisition of precious metals. The Fund accounts for its investments in the subsidiary under the equity method of accounting. At October 31, 2000, the fair value of the Fund's investment in the foreign subsidiary was determined as follows:

         Cash and cash equivalents............................... $926,680
         Accrued expenses and other liabilities..................  (34,549)
                                                                  --------
                                                                  $892,131
                                                                  ========

During the year ended October 31, 2000, the foreign subsidiary had no purchases of precious metals or sales of precious metals. Investment activities of the foreign subsidiary resulted in gross investment income, general and administra-tive expenses, and net investment income of $46,118, $17,939 and $28,179 re-spectively. Management fees paid or accrued to EIMC totaled $5,826 during the year ended October 31, 2000.

4. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

First Union National Bank ("FUNB"), a subsidiary of First Union Corporation ("First Union"), is the investment advisor to Emerging Markets Growth Fund and is paid an advisory fee that is computed and paid daily based on average daily net assets, in accordance with the annual rates in the following schedule:

                                                    Current Rate Prior to
         Average Daily Net Assets                    Rate     1/3/2000
            -------------------------------------------------------------
         on the first $100 million.................  1.42%      1.50%
         on the next $100 million..................  1.37%      1.45%
         on the next $100 million..................  1.32%      1.40%
         in excess of $300 million.................  1.27%      1.35%

Evergreen Investment Management Company ("EIMC") is the investment sub-advisor to Emerging Markets Growth Fund. Under the terms of the sub-advisory agreement, EIMC is responsible for the investment decisions for the Fund and is paid by FUNB at no additional expense to the Fund.

Evergreen Asset Management Corp. ("EAMC"), an indirect wholly-owned subsidiary of FUNB, is the investment advisor to the Global Leaders Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.87% of the Fund's average daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.95% of the Fund's average daily net assets.

Up to September 22, 2000, Lieber & Company, an affiliate of First Union, served as the investment sub-advisor to Global Leaders Fund and also provided broker-age services with respect to substantially all security transactions of the Fund effected on the New York or American Stock Exchanges. For the year ended October 31, 2000, Global Leaders Fund incurred brokerage commissions of $76,713 with Lieber & Company. Lieber & Company was reimbursed by EAMC for providing investment sub-advisory services at no additional expense to the Fund.

EIMC is the investment advisor for Global Opportunities Fund, International Growth Fund, Latin America Fund and Precious Metals Fund. In return for provid-ing investment management and administrative services to the Funds, EIMC is paid an advisory fee that is computed daily and paid monthly based on average daily net assets, in accordance with the annual rates in the following sched-ule:

                                 Global Opportunities Fund      International Growth Fund       Latin America Fund
                                  Current       Rate Prior to    Current       Rate Prior to   Current Rate Prior to
      Average Daily Net Assets     Rate           1/3/2000        Rate           1/3/2000       Rate     1/3/2000
     ---------------------------------------------------------------------------------------------------------------
      on the first $200
       million................           0.91%            1.00%         0.66%            0.75%  0.66%      0.75%
      on the next $200
       million................           0.86%            0.95%         0.56%            0.65%  0.56%      0.65%
      on the next $200
       million................           0.76%            0.85%         0.46%            0.55%  0.46%      0.55%
      in excess of $600
       million................           0.66%            0.75%         0.36%            0.45%  0.36%      0.45%

                                                    Precious Metals Fund
                                                    Current Rate Prior to
         Average Daily Net Assets                    Rate     1/3/2000
            -------------------------------------------------------------
         on the first $100 million................. 0.660%     0.750%
         on the next $100 million.................. 0.535%     0.625%
         in excess of $200 million................. 0.410%     0.500%

For Precious Metals Fund, Harbor Capital Management Company, Inc. ("Harbor Cap-ital") is a consultant to EIMC and its subsidiary pursuant to a Consultant Agreement. In accordance with the terms of the Consultant Agreement, Harbor Capital provides EIMC with monthly reports discussing the world's gold bullion markets, the gold stock markets, and advice regarding economic factors and trends in the precious metals sectors. For its services, Harbor Capital re-ceives from EIMC a fee at the annual rate of 0.035% of the Fund's average daily net assets. Expenses associated with these services are a cost of EIMC and are not a Fund expense.

Mentor Perpetual Advisors, LLC ("Mentor Perpetual"), an advisory firm organized in 1995, is owned equally by Perpetual plc and Mentor Investment Advisors, LLC ("Mentor Advisors"). Mentor Perpetual, a subsidiary of First Union, serves as the investment advisor to the Perpetual Global Fund and the Perpetual Interna-tional

Fund and is paid a management fee that is computed and paid daily based on the average daily net assets, in accordance with the annual rates in the following schedule:

                                                  Perpetual   Perpetual
                                                   Global   International
         Average Daily Net Assets                   Fund        Fund
         ----------------------------------------------------------------
         on the first $75 million................   1.10%       1.00%
         in excess of $75 million................   1.00%       1.00%

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to each Fund, except Per-petual Global Fund and Perpetual International Fund, and provided the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compen-sation directly from the Funds.

For its services, the Funds, except for Perpetual Global Fund, pay the adminis-trator a fee at the annual rate of 0.10% of each Fund's average daily net as-sets. The Perpetual Global Fund pays the administrator a fee at an annual rate of 0.15% of the Fund's average daily net assets. For the Emerging Markets Growth Fund the sub-administrator was paid by the administrator out of its fees until the sub-administration agreement with BISYS was terminated on April 30, 2000.

Prior to January 3, 2000, the administrator and sub-administrator for the Emerging Markets Fund were entitled to an annual fee based on the combined av-erage daily net assets of all the funds administered by EIS for which First Union or its investment advisory subsidiaries were also the investment advi-sors. The administration fee was calculated by applying percentage rates, which started at 0.05% and declined to 0.01% per annum as net assets increased, to the average daily net assets of the Fund. The sub-administration fee was calcu-lated by applying percentage rates, which started at 0.01% and declined to 0.004% per annum as net assets increased, to the average daily net assets of the Fund.

Prior to January 3, 2000, the administration fee for the Global Leaders Fund was paid by the investment advisor and was not a fund expense. The sub-adminis-tration fee for the Fund was also paid by the investment advisor until the sub-administration agreement with BISYS was terminated on April 30, 2000.

Prior to January 3, 2000, the administration fee for the Global Opportunities Fund, International Growth Fund, Latin America Fund and Precious Metals Fund was paid by the investment advisor and was not a fund expense. However, the Funds reimbursed EIMC $3,039, $11,062, $494 and $1,139, respectively, for pro-viding certain administration and accounting expenses. The sub-administration fee for the Funds was paid by the investment advisor until the sub-administra-tion agreement with BISYS was terminated on April 30, 2000.

During the year ended October 31, 2000, the Funds paid or accrued to EIS the following amounts for administrative and sub-administrative services:

                                         Administration Sub-Administration
                                              Fee              Fee
                                         ---------------------------------
         Emerging Markets Growth Fund..     $ 66,719          $1,736
         Global Leaders Fund...........      365,613           6,000
         Global Opportunities Fund.....      220,263               0
         International Growth Fund.....      672,118               0
         Latin America Fund............       27,678               0
         Perpetual Global Fund.........      345,674               0
         Perpetual International Fund..      207,267               0
         Precious Metals...............       53,459               0

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Funds.

5. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, each class incurs distribution fees at the following annual rates:

                                                             Average Daily
                                                              Net Assets
                                                             -------------
         Class A............................................     0.25%
         Class B............................................     1.00%
         Class C............................................     1.00%

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the year ended October 31, 2000, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                          Class A   Class B    Class C
                                          ------------------------------
         Emerging Markets Growth Fund.... $ 22,779 $   37,707 $   12,190
         Global Leaders Fund.............  368,202  2,255,436     55,776
         Global Opportunities Fund.......  170,093  1,531,744    294,850
         International Growth Fund.......  355,744    578,858     26,016
         Latin America Fund..............   16,855    220,920     43,303
         Perpetual Global Fund...........  219,366     24,275  1,402,287
         Perpetual International Fund....  284,735     41,628    769,996
         Precious Metals Fund............  144,113     85,608      2,941

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

Emerging Markets Growth Fund

                                  Year Ended                Year Ended
                               October 31, 2000          October 31, 1999
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............   2,104,066  $ 23,896,123   3,543,290  $ 29,482,483
Automatic conversion of
 Class B shares to Class A
 shares...................      10,657       134,260          10            77
Shares redeemed...........  (2,275,416)  (25,894,043) (3,428,541)  (28,781,121)
Shares issued on
 reinvestment of
 distributions............           0             0       1,318        10,188
-------------------------------------------------------------------------------
Net increase (decrease)...    (160,693)   (1,863,660)    116,077       711,627
-------------------------------------------------------------------------------
Class B
Shares sold...............     225,509     2,254,069     407,049     3,522,757
Shares redeemed...........    (308,239)   (3,083,826)   (410,595)   (3,530,980)
Automatic conversion of
 Class B shares to Class A
 shares...................     (11,030)     (134,260)        (11)          (77)
Shares issued on
 reinvestment of
 distributions............           0             0         525         3,951
-------------------------------------------------------------------------------
Net decrease..............     (93,760)     (964,017)     (3,032)       (4,349)
-------------------------------------------------------------------------------
Class C
Shares sold...............     162,158     1,705,644     683,522     5,671,715
Shares redeemed...........    (205,322)   (2,092,397)   (645,248)   (5,421,662)
Shares issued on
 reinvestment of
 distributions............           0             0         128           965
-------------------------------------------------------------------------------
Net increase (decrease)...     (43,164)     (386,753)     38,402       251,018
-------------------------------------------------------------------------------
Class Y
Shares sold...............     633,860     7,580,571     606,350     5,374,900
Shares redeemed...........    (662,444)   (7,133,948) (1,201,144)   (9,809,452)
Shares issued on
 reinvestment of
 distributions............           0             0      12,822        99,883
-------------------------------------------------------------------------------
Net increase (decrease)...     (28,584)      446,623    (581,972)   (4,334,669)
-------------------------------------------------------------------------------
Net decrease..............              $ (2,767,807)             $ (3,376,373)
-------------------------------------------------------------------------------

Global Leaders Fund

                                 Year Ended                    Year Ended
                              October 31, 2000              October 31, 1999
                          --------------------------  -----------------------------
                            Shares        Amount         Shares         Amount
------------------------------------------------------------------------------------
Class A
Shares sold.............   43,693,579  $ 834,638,229   149,775,697  $ 2,553,984,674
Automatic conversion of
 Class B shares to Class
 A shares...............       58,556      1,173,523        29,476          486,432
Shares redeemed.........  (46,927,379)  (899,156,105) (149,220,868)  (2,545,616,938)
Shares issued on
 reinvestment of
 distributions..........      120,000      2,254,808             0                0
------------------------------------------------------------------------------------
Net increase
 (decrease).............   (3,055,244)   (61,089,545)      584,305        8,854,168
------------------------------------------------------------------------------------
Class B
Shares sold.............    2,287,652     42,675,320     2,983,412       49,075,131
Shares redeemed.........   (1,860,661)   (34,645,963)   (2,712,290)     (44,818,465)
Automatic conversion of
 Class B shares to Class
 A shares...............      (60,094)    (1,173,523)      (30,042)        (486,432)
Shares issued on
 reinvestment of
 distributions..........      198,175      3,632,543             0                0
------------------------------------------------------------------------------------
Net increase............      565,072     10,488,377       241,080        3,770,234
------------------------------------------------------------------------------------
Class C
Shares sold.............      171,858      3,189,150       436,197        7,288,074
Shares redeemed.........      (97,996)    (1,803,699)     (449,559)      (7,565,353)
Shares issued on
 reinvestment of
 distributions..........        3,743         68,542             0                0
------------------------------------------------------------------------------------
Net increase
 (decrease).............       77,605      1,453,993       (13,362)        (277,279)
------------------------------------------------------------------------------------
Class Y
Shares sold.............      394,411      7,645,050     1,229,283       20,568,567
Shares redeemed.........     (795,983)   (15,400,019)   (1,473,987)     (24,731,995)
Shares issued on
 reinvestment of
 distributions..........       37,105        704,619             0                0
------------------------------------------------------------------------------------
Net decrease............     (364,467)    (7,050,350)     (244,704)      (4,163,428)
------------------------------------------------------------------------------------
Net increase
 (decrease).............               $ (56,197,525)               $     8,183,695
------------------------------------------------------------------------------------

Global Opportunities Fund

                                 Year Ended                 Year Ended
                              October 31, 2000           October 31, 1999
                           ------------------------  -------------------------
                             Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold..............   2,918,426  $ 88,427,841   4,627,373  $  99,881,014
Automatic conversion of
 Class B shares to Class
 A shares................      30,718       902,631      14,891        303,460
Shares redeemed..........  (2,785,082)  (83,782,150) (5,772,965)  (124,989,786)
Shares issued on
 reinvestment of
 distributions...........     245,682     6,048,679     122,671      2,341,786
-------------------------------------------------------------------------------
Net increase (decrease)..     409,744    11,597,001  (1,008,030)   (22,463,526)
-------------------------------------------------------------------------------
Class B
Shares sold..............   1,436,844    41,500,504   1,129,857     22,630,544
Shares redeemed..........  (1,038,006)  (28,989,358) (3,636,366)   (72,583,990)
Automatic conversion of
 Class B shares to Class
 A shares................     (32,945)     (902,631)    (15,664)      (303,460)
Shares issued on
 reinvestment of
 distributions...........     700,434    16,095,967     395,618      7,188,374
-------------------------------------------------------------------------------
Net increase (decrease)..   1,066,327    27,704,482  (2,126,555)   (43,068,532)
-------------------------------------------------------------------------------
Class C
Shares sold..............     485,117    13,941,452     301,760      6,526,297
Shares redeemed..........    (252,466)   (7,238,896)   (818,441)   (16,857,938)
Shares issued on
 reinvestment of
 distributions...........      97,180     2,239,034      74,800      1,362,112
-------------------------------------------------------------------------------
Net increase (decrease)..     329,831     8,941,590    (441,881)    (8,969,529)
-------------------------------------------------------------------------------
Class Y
Shares sold..............      97,819     3,178,026     345,945      7,006,438
Shares redeemed..........     (79,544)   (2,557,514)   (338,842)    (6,872,243)
Shares issued on
 reinvestment of
 distributions...........         789        19,537         102          1,957
-------------------------------------------------------------------------------
Net increase.............      19,064       640,049       7,205        136,152
-------------------------------------------------------------------------------
Net increase (decrease)..              $ 48,883,122              $ (74,365,435)
-------------------------------------------------------------------------------

International Growth Fund

                                 Year Ended                  Year Ended
                              October 31, 2000            October 31, 1999
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
---------------------------------------------------------------------------------
Class A
Shares sold.............   19,326,516  $ 177,374,232   21,575,997  $ 171,780,072
Automatic conversion of
 Class B shares to Class
 A shares...............    1,593,787     15,011,782    1,347,930     10,713,110
Shares redeemed.........  (20,910,222)  (192,809,017) (25,523,574)  (203,568,111)
Shares issued on
 reinvestment of
 distributions..........      740,485      6,517,292            0              0
---------------------------------------------------------------------------------
Net increase
 (decrease).............      750,566      6,094,289   (2,599,647)   (21,074,929)
---------------------------------------------------------------------------------
Class B
Shares sold.............    1,405,198     12,859,279    1,787,282     13,964,924
Shares redeemed.........   (1,753,274)   (16,067,730)  (3,169,583)   (25,101,734)
Automatic conversion of
 Class B shares to Class
 A shares...............   (1,607,144)   (15,011,782)  (1,357,201)   (10,713,110)
Shares issued on
 reinvestment of
 distributions..........      367,890      3,169,605            0              0
---------------------------------------------------------------------------------
Net decrease............   (1,587,330)   (15,050,628)  (2,739,502)   (21,849,920)
---------------------------------------------------------------------------------
Class C
Shares sold.............      464,294      4,189,884    1,396,578     10,829,107
Shares redeemed.........     (430,877)    (3,883,853)  (1,578,331)   (12,298,336)
Shares issued on
 reinvestment of
 distributions..........       11,641        100,287            0              0
---------------------------------------------------------------------------------
Net increase
 (decrease).............       45,058        406,318     (181,753)    (1,469,229)
---------------------------------------------------------------------------------
Class Y
Shares sold.............   15,920,205    146,500,062   13,098,531    104,579,420
Shares redeemed.........  (11,527,523)  (106,305,624) (12,649,097)  (100,994,728)
Shares issued on
 reinvestment of
 distributions..........    3,418,624     30,025,803            0              0
---------------------------------------------------------------------------------
Net increase............    7,811,306     70,220,241      449,434      3,584,692
---------------------------------------------------------------------------------
Net increase
 (decrease).............               $  61,670,220               $ (40,809,386)
---------------------------------------------------------------------------------

Latin America Fund

                                  Year Ended               Year Ended
                               October 31, 2000         October 31, 1999
                             ----------------------  ------------------------
                              Shares      Amount       Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold.................  853,770  $  9,717,391   1,930,232  $ 14,545,208
Automatic conversion of
 Class B shares to Class A
 shares.....................   11,661       135,955      34,610       210,139
Shares redeemed............. (993,483)  (10,953,971) (2,242,871)  (17,283,474)
------------------------------------------------------------------------------
Net decrease................ (128,052)   (1,100,625)   (278,029)   (2,528,127)
------------------------------------------------------------------------------
Class B
Shares sold.................   56,516       604,614   1,066,302     7,728,794
Shares redeemed............. (835,937)   (8,694,072) (2,826,857)  (20,333,293)
Automatic conversion of
 Class B shares to Class A
 shares.....................  (12,122)     (135,955)    (35,725)     (210,139)
------------------------------------------------------------------------------
Net decrease................ (791,543)   (8,225,413) (1,796,280)  (12,814,638)
------------------------------------------------------------------------------
Class C
Shares sold.................   59,954       594,425     427,770     3,341,817
Shares redeemed............. (168,594)   (1,738,398)   (611,544)   (4,630,544)
------------------------------------------------------------------------------
Net decrease................ (108,640)   (1,143,973)   (183,774)   (1,288,727)
------------------------------------------------------------------------------
Class Y
Shares sold.................   19,432       223,569      58,016       485,219
Shares redeemed.............  (15,727)     (183,785)    (29,686)     (260,089)
------------------------------------------------------------------------------
Net increase................    3,705        39,784      28,330       225,130
------------------------------------------------------------------------------
Net decrease................           $(10,430,227)             $(16,406,362)
------------------------------------------------------------------------------

Perpetual Global Fund

                               Year Ended                 Year Ended                 Year Ended
                            October 31, 2000       October 31, 1999 (a) (b)      September 30, 1999
                         ------------------------  --------------------------  ------------------------
                           Shares       Amount       Shares        Amount        Shares       Amount
--------------------------------------------------------------------------------------------------------
Class A
Shares sold.............  1,207,356  $ 27,622,125     314,307  $   10,270,258   4,607,081  $ 98,857,851
Shares redeemed......... (1,686,221)  (38,461,482)   (538,932)    (15,634,634) (4,131,024)  (89,908,934)
Shares issued on
 reinvestment of
 distributions..........    546,666    11,725,991           0               0     247,789     4,601,451
--------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............     67,801       886,634    (224,625)     (5,364,376)    723,846    13,550,368
--------------------------------------------------------------------------------------------------------
Class B (c)
Shares sold.............    240,932     5,536,315      43,920       1,030,263
Shares redeemed.........   (101,246)   (2,412,268)          0               0
Shares issued on
 reinvestment of
 distributions..........      2,735        58,641           0               0
--------------------------------------------------------------------------------------------------------
Net increase............    142,421     3,182,688      43,920       1,030,263
--------------------------------------------------------------------------------------------------------
Class C
Shares sold.............  1,214,851    25,920,511      98,302       2,176,993   1,142,468    23,500,042
Shares redeemed......... (1,603,151)  (33,836,935)    (67,902)     (1,508,791) (1,216,923)  (24,875,681)
Shares issued on
 reinvestment of
 distributions..........    928,783    18,798,562           0               0     452,424     8,053,145
--------------------------------------------------------------------------------------------------------
Net increase............    540,483    10,882,138      30,400         668,202     377,969     6,677,506
--------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............     58,230     1,351,748           0               0           0             0
Shares redeemed.........    (57,125)   (1,326,841)          0               0           0             0
Shares issued on
 reinvestment of
 distributions..........          6           135           0               0           5            85
--------------------------------------------------------------------------------------------------------
Net increase............      1,111        25,042           0               0           5            85
--------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............             $ 14,976,502              $   (3,665,911)             $ 20,227,959
--------------------------------------------------------------------------------------------------------

(a) For the one month ended October 31, 1999. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1999.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual Global Portfo-lio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respec-tively, of Evergreen Perpetual Global Fund. Class B shares of Mentor Per-petual International Portfolio were redesignated as Class C shares of Ever-green Perpetual International Fund.
(c) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.

Perpetual International Fund

                                Year Ended                 Year Ended
                             October 31, 2000         October 31, 1999 (a)
                          ------------------------  -------------------------
                            Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class A (b)
Shares sold..............  5,047,400  $ 92,202,950   8,955,978  $ 146,972,039
Automatic conversion of
 Class B shares to Class
 A shares................         49           940           0              0
Shares redeemed.......... (4,301,317)  (78,540,954) (8,308,120)  (138,054,461)
Shares issued on
 reinvestment of
 distributions...........    547,336     9,432,272           0              0
------------------------------------------------------------------------------
Net increase.............  1,293,468    23,095,208     647,858      8,917,578
------------------------------------------------------------------------------
Class B (c)
Shares sold..............    469,611     8,624,856      13,367        243,053
Shares redeemed..........   (167,376)   (3,047,184)          0              0
Automatic conversion of
 Class B shares to Class
 A shares................        (49)         (940)          0              0
Shares issued on
 reinvestment of
 distributions...........      5,118        88,843           0              0
------------------------------------------------------------------------------
Net increase.............    307,304     5,665,575      13,367        243,053
------------------------------------------------------------------------------
Class C
Shares sold..............  2,037,835    36,965,650   1,150,156     18,818,762
Shares redeemed.......... (1,020,181)  (18,009,403)   (723,566)   (11,761,221)
Shares issued on
 reinvestment of
 distributions...........    368,535     6,231,921           0              0
------------------------------------------------------------------------------
Net increase.............  1,386,189    25,188,168     426,590      7,057,541
------------------------------------------------------------------------------
Class Y
Shares sold..............    225,423     4,192,430          44            750
Shares redeemed..........   (397,779)   (7,481,127)   (390,913)    (6,130,434)
Shares issued on
 reinvestment of
 distributions...........     28,154       489,595           0              0
------------------------------------------------------------------------------
Net decrease.............   (144,202)   (2,799,102)   (390,869)    (6,129,684)
------------------------------------------------------------------------------
Net increase.............             $ 51,149,849              $  10,088,488
------------------------------------------------------------------------------

(a) Effective October 18, 1999, shareholders of Mentor Perpetual International Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, re-spectively, of Evergreen Perpetual International Fund. Class B shares of Mentor Perpetual International Portfolio were redesignated as Class C shares of Evergreen Perpetual International Fund.
(b) As a result of the conversion of Mentor Perpetual International Portfolio to Evergreen Perpetual International Fund, the shareholders of Mentor Per-petual International Portfolio, Class E, became owners of that number of full and fractional shares of Evergreen Perpetual International Fund, Class A, having a net asset value equal to the net asset value of their shares immediately prior to the conversion of shares.
(c) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.

Precious Metals Fund

                                  Year Ended                Year Ended
                               October 31, 2000          October 31, 1999
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............   1,445,780  $ 15,481,753   4,753,120  $ 53,717,724
Automatic conversion of
 Class B shares to Class A
 shares...................     358,322     3,987,483     451,153     5,261,155
Shares redeemed...........  (2,638,481)  (27,925,922) (6,526,818)  (73,614,764)
-------------------------------------------------------------------------------
Net decrease..............    (834,379)   (8,456,686) (1,322,545)  (14,635,885)
-------------------------------------------------------------------------------
Class B
Shares sold...............     357,251     3,894,198   1,911,827    21,129,266
Shares redeemed...........    (480,441)   (5,182,533) (2,506,551)  (28,224,561)
Automatic conversion of
 Class B shares to Class A
 shares...................    (363,880)   (3,987,483)   (454,370)   (5,261,155)
-------------------------------------------------------------------------------
Net decrease..............    (487,070)   (5,275,818) (1,049,094)  (12,356,450)
-------------------------------------------------------------------------------
Class C
Shares sold...............     125,462     1,379,872   1,133,571    12,718,285
Shares redeemed...........    (134,582)   (1,491,583) (1,142,043)  (12,835,852)
-------------------------------------------------------------------------------
Net decrease..............      (9,120)     (111,711)     (8,472)     (117,567)
-------------------------------------------------------------------------------
Class Y (a)
Shares sold...............          96         1,000
Shares redeemed...........           0             0
-------------------------------------------------------------------------------
Net increase..............          96         1,000
-------------------------------------------------------------------------------
Net decrease..............              $(13,843,215)             $(27,109,902)
-------------------------------------------------------------------------------

(a) For the period February 29, 2000 (commencement of class operations) to April 30, 2000.

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended October, 2000:

                                               Cost of     Proceeds from
                                              Purchases        Sales
                                            -----------------------------
         Emerging Markets Growth Fund...... $   42,215,801 $   44,160,674
         Global Leaders Fund...............    132,986,253    169,310,420
         Global Opportunities Fund.........    544,392,793    527,171,603
         International Growth Fund.........  1,128,000,016  1,095,488,979
         Latin America Fund................     12,867,422     22,877,214
         Perpetual Global Fund.............    409,868,955    442,424,825
         Perpetual International Fund......    291,080,942    266,242,114
         Precious Metals Fund..............     19,732,664     31,518,605

At October 31, 2000 the International Growth Fund had forward foreign exchange contracts outstanding as follows:

Global Opportunities Fund

Forward Foreign Currency Exchange Contracts to Sell:

     Exchange                               U.S. Value at   In Exchange Unrealized
       Date        Contracts to Deliver    October 31, 2000 for U.S. $     Gain
    ------------------------------------------------------------------------------
     1/16/2001   4,634,567 Canadian Dollar   $ 3,039,790    $ 3,064,000 $   24,210

International Growth Fund

Forward Foreign Currency Exchange Contracts to Sell:

     Exchange                               U.S. Value at   In Exchange Unrealized
       Date        Contracts to Deliver    October 31, 2000 for U.S. $     Gain
    ------------------------------------------------------------------------------
     1/16/2001  38,207,948 Canadian Dollar   $25,060,409    $25,260,000 $  199,592

Perpetual Global Fund

Forward Foreign Currency Exchange Contracts to Sell:

     Exchange                               U.S. Value at   In Exchange Unrealized
       Date        Contracts to Deliver    October 31, 2000 for U.S. $     Gain
    ------------------------------------------------------------------------------
     1/29/2001  2,251,688,197 Japanese Yen   $20,956,121    $22,506,370 $1,550,249

Forward Foreign Currency Exchange Contracts to Buy:

     Exchange                               U.S. Value at   In Exchange Unrealized
       Date        Contracts to Receive    October 31, 2000 for U.S. $     Loss
    ------------------------------------------------------------------------------
     1/29/2001  1,325,586,890 Japanese Yen   $12,337,037    $12,687,000 $  349,963

Perpetual International Fund

Forward Foreign Currency Exchange Contracts to Sell:

     Exchange                               U.S. Value at   In Exchange Unrealized
       Date        Contracts to Deliver    October 31, 2000 for U.S. $     Gain
    ------------------------------------------------------------------------------
     1/29/2001  2,856,002,181 Japanese Yen   $26,580,380    $28,515,573 $1,935,193

Forward Foreign Currency Exchange Contracts to Buy:

     Exchange                               U.S. Value at   In Exchange Unrealized
       Date        Contracts to Receive    October 31, 2000 for U.S. $     Loss
    ------------------------------------------------------------------------------
     1/29/2001  1,306,150,000 Japanese Yen   $12,156,140    $12,500,000 $  343,860

The Global Leaders Fund, Global Opportunities Fund, Perpetual Global Fund and Perpetual International Fund loaned securities during the year ended October 31, 2000 to certain brokers. At October 31, 2000, the value (including accrued interest) of securities on loan and the value of collateral (including accrued interest) were as follows:

                                                  Value of
                                                Securities on  Value of
                                                    Loan      Collateral
                                                -------------------------
         Global Leaders Fund...................  $39,608,755  $40,735,618
         Perpetual Global Fund.................   19,593,037   20,310,879
         Perpetual International Fund..........   25,715,814   26,775,463

On October 31, 2000 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                          Gross        Gross     Net Unrealized
                                        Unrealized   Unrealized   Appreciation
                            Tax Cost   Appreciation Depreciation (Depreciation)
                          -----------------------------------------------------
         Emerging
          Markets Growth
          Fund..........  $ 59,908,908 $  9,363,402 $12,774,623   $ (3,411,221)
         Global Leaders
          Fund..........   317,274,961  145,697,264  18,047,713    127,649,551
         Global
          Opportunities
          Fund..........   218,516,878   44,143,473  23,681,987     20,461,486
         International
          Growth Fund...   715,938,516   66,272,495  37,699,401     28,573,094
         Latin America
          Fund..........    18,679,639    8,621,285     942,307      7,678,978
         Perpetual
          Global Fund...   220,434,663   16,016,131  16,945,519       (929,388)
         Perpetual
          International
          Fund..........   215,610,753   13,399,683  15,459,594     (2,059,911)
         Precious Metals
          Fund..........    71,132,544    9,680,478  32,012,246    (22,331,768)

As of October 31, 2000 the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                  Capital Loss
                                                  Carryforward Expiration
                                                  -----------------------
         Emerging Markets Growth Fund............ $ 5,898,753     2006
         International Growth Fund...............      49,425     2005
         Latin America Fund......................  15,181,269     2006
         Latin America Fund......................   5,971,777     2007
         Precious Metals Fund....................   4,502,429     2005
         Precious Metals Fund....................  50,308,129     2006
         Precious Metals Fund....................  33,416,250     2007
         Precious Metals Fund....................  12,173,703     2008

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund's annualized expense ratio represented as a percentage of its average net assets were as follows:

                                               Total Expense % of Average
                                                Reductions    Net Assets
                                               --------------------------
         Emerging Markets Growth Fund.........    $ 6,244        0.01%
         Global Leaders Fund..................     17,418        0.00%
         Global Opportunities Fund............     22,331        0.01%
         International Growth Fund............     36,867        0.00%
         Latin America Fund...................      2,538        0.01%
         Perpetual Global Fund................     14,952        0.01%
         Perpetual International Fund.........     12,993        0.01%
         Precious Metals Fund.................      3,506        0.01%

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

On July 27, 1999, certain Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. On August 6, 1999, the Perpetual Global Fund and Perpetual International Fund became party to this credit agreement. Under this agreement, the Lenders provided an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility was allocated, under the terms of the financing agreement, among the Lenders. The credit fa-cility was accessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or for general working capital purposes as per-mitted by each Fund's borrowing restrictions. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per an-num was incurred on the average daily unused portion of the revolving credit commitment. The commitment fee was allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street Bank and Trust Co. ("State Street") serves as paying agent for the funds and as paying agent was entitled to a fee of $20,000 per annum which was allocated to all the funds.

On July 25, 2000, this agreement was renewed, amended and restated among cer-tain Evergreen Funds and the Lenders. Under this renewed agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $755 million. The credit facility is allocated, under the terms of the financ-ing agreement, among the Lenders. The credit facility is accessed by the Funds to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's bor-rowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum contin-ues to be incurred on the average daily unused portion of the revolving credit commitment and is allocated to all funds. For its assistance in renewing this financing agreement, First Union Capital Markets Corp. was paid a one-time ar-rangement fee of $150,000. State Street continues as paying agent for the funds and receives a fee of $20,000 per annum which is allocated to all the funds.

Below is a summary of the borrowing activity for each Fund that utilized the line of credit during the year ended October 31, 2000:

                            Interest
                           Expense as
                             a % of   Number of   Average   Weighted   Maximum
                            Average   Days the     Daily    Average     Daily
                  Interest Daily Net   LOC was    Balance   Interest   Balance
                  Expense    Assets     used    Outstanding   Rate   Outstanding
--------------------------------------------------------------------------------
Emerging Markets
 Growth Fund....  $  5,584   0.01%        30    $   79,380   6.919%  $ 3,030,000
Global Leaders
 Fund...........   104,090   0.02%       112     1,540,635   6.646%   21,041,000
Global
 Opportunities
 Fund...........    10,515   0.00%        19       160,044   6.463%    8,953,000
International
 Growth Fund....     6,381   0.00%        17        92,301   6.800%    3,500,000
Latin America
 Fund...........     3,408   0.01%        17        46,913   7.145%    2,644,000
Perpetual Global
 Fund...........   121,823   0.05%       123     1,791,546   6.688%   17,038,000
Perpetual
 International
 Fund...........     6,658   0.00%        21        99,958   6.551%    4,400,000
Precious Metals
 Fund...........     2,171   0.00%        18        29,397   7.386%    1,800,000

11. CONCENTRATION OF RISK

The Funds may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in the in-dustry, sector or foreign country than would be a comparable mutual fund that is not weighed in any industry, sector or foreign country.

12. SUBSEQUENT EVENTS

On December 7, 2000, Perpetual Plc merged with AMVESCAP Plc, the parent of the investment advisors to the AIM and INVESCO mutual fund families. This acquisi-tion resulted in a change in control in the ownership of Mentor Perpetual. In anticipation of the acquisition, on November 27, 2000, the Board of Trustees of Per-petual Global Fund and Perpetual International Fund approved interim investment advisory agreements with Mentor Perpetual until a shareholder meeting is held in February 2001 to approve new investment advisory agreements. The fees paid by each Fund to Mentor Perpetual under the new investment advisory agreements will be the same fees as are currently in effect.

Effective November 1, 2000, the investment advisory contract for Global Leaders Fund was transferred from EAMC to EIMC. There were no changes in the advisory fee rates.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund, Evergreen International Growth Fund, Evergreen Latin America Fund, Evergreen Perpetual Global Fund, Evergreen Perpetual International Fund, and Evergreen Precious Metals Fund, portfolios of the Evergreen International Trust, as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our re-sponsibility is to express an opinion on these financial statements and finan-cial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the portfolios of Evergreen International Trust, referred to above, as ofOctober 31, 2000, the results of their operations, changes in their net assets and fi-nancial highlights for each of the years or periods described above in confor-mity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Boston, Massachusetts
December 8, 2000

                       Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS (unaudited)

Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term capital gain distributions for the fiscal year ended October 31, 2000:

                                                     Aggregate  Per Share
                                                    ----------- ---------
         Global Leaders Fund....................... $10,104,287   0.467
         Global Opportunities Fund.................  12,679,430   1.794
         International Growth Fund.................  33,498,774   0.411
         Perpetual Global Fund.....................  11,039,143   1.167
         Perpetual International Fund..............   3,761,420   0.429

For corporate shareholders, the following percentages of ordinary income divi-dends paid during the fiscal year ended October 31, 2000 qualified for the div-idends and received deductions.

         International Growth Fund.................................  2.50%
         Perpetual Global Fund..................................... 13.18%

                                Evergreen Funds

Money Market Funds
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund

State Municipal Bond Funds
Connecticut Municipal Bond Fund
Florida High Income Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

National Municipal Bond Funds
High Grade Municipal Bond Fund
High Income Municipal Bond Fund
Municipal Bond Fund
Short Intermediate Municipal Bond Fund

Short and Intermediate Bond Funds
Intermediate Term Bond Fund
Short-Duration Income Fund

Intermediate and Long Term Bond Funds
Diversified Bond Fund
High Yield Bond Fund
Quality Income Fund
Strategic Income Fund
U.S. Government Fund

Balanced Funds
Balanced Fund
Foundation Fund
Tax Strategic Foundation Fund

Growth & Income Funds
Blue Chip Fund
Equity Income Fund
Equity Index Fund
Growth and Income Fund
Small Cap Value Fund
Value Fund

Domestic Growth Funds
Aggressive Growth Fund
Capital Growth Fund
Evergreen Fund
Growth Fund
Large Company Growth Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Special Equity Fund
Stock Selector Fund
Tax Strategic Equity Fund

Sector Funds
Health Care Fund
Technology Fund
Utility Fund

Global & International Funds
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund
Precious Metals Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com

60546                                                           541076 12/2000


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